EXHIBIT 3.1


                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                        TELEPHONE AND DATA SYSTEMS, INC.


     Telephone and Data Systems, Inc., a corporation organized and existing under and pursuant to the provisions of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:


     FIRST: The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 12, 1997. The Corporation hereby restates and integrates and further amends the Certificate of Incorporation of the Corporation by revising such document in its entirety as follows:


                                    ARTICLE I

     The name of the Corporation is Telephone and Data Systems, Inc.


                                   ARTICLE II

     The period of its duration is perpetual.


                                   ARTICLE III

     The Corporation shall have unlimited power to engage in, and to do any lawful act concerning, any and all lawful business for which corporations may be organized under the Delaware General Corporation Law above mentioned.


                                   ARTICLE IV

A.       Authorized Shares.

     1. Subject to paragraph 3 of this Section A and Section B.1, the aggregate number of shares of capital stock which the Corporation is authorized to issue is 475,000,000 shares, and the designation of each class or series, the number of shares of each class or series and the par value of the shares of each class or series, are as follows:


                   Class              Series       No. of Shares    Par Value
                   -----              ------       -------------    ---------

Common Shares                         None          100,000,000   $.01 per share
Series A Common Shares                None           25,000,000   $.01 per share
Special Common Shares                 None           20,000,000   $.01 per share
United States Cellular Group Common   None          140,000,000   $.01 per share
Shares
TDS Telecommunications Group Common   None           90,000,000   $.01 par value
Shares
Aerial Communications Group Common    None           95,000,000   $.01 par value
Shares
Undesignated Shares                   See Section B.1 4,720,599   $.01 par value
Preferred Shares                      See below         279,401   $.01 par value

The following series of Preferred Shares Originally Issued by TDS Iowa (as defined in Section B.19 of this Article IV) before October 31, 1981 are referred to as the "Pre-81 Preferred Shares."


                                 Series   No. of Shares
                                 ------   -------------

                                    A        1,395
                                    B        1,955
                                    D          646
                                    G        1,368
                                    H        1,188
                                    N        2,347

The following series of Preferred Shares Originally Issued by TDS Iowa after October 31, 1981 are referred to as the "Post-81 Preferred Shares."


                                Series   No. of Shares
                                ------   -------------

                                   O         629
                                   S       1,209
                                   U       1,100
                                  BB      18,500
                                  DD      42,540
                                  EE       8,291
                                  GG      26,919
                                  II       3,746
                                  JJ       1,310
                                  KK       1,403
                                  LL       1,487
                                  QQ       8,368
                                  SS     125,000
                                  TT      30,000

     2. As of the effective date of this Restated Certificate of Incorporation, the series of Preferred Shares set forth above shall have the preferences, qualifications, limitations, restrictions and rights set forth in this Restated Certificate of Incorporation, including Attachment I hereto, which Attachment is incorporated herein and made a part hereof.

     3. The number of authorized Common Shares, Series A Common Shares, Special Common Shares, Cellular Group Common Shares, Telecom Group Common Shares, Aerial Group Common Shares or Undesignated Shares may be increased or decreased at any time or from time-to-time (but not below the number of such shares then outstanding in such class, respectively) by the affirmative vote of the holders of a majority of the voting power of shares of capital stock of the Corporation entitled to vote on all matters (not including shares entitled to vote only in the election of directors or as otherwise required by law, including Section 242(b)(2) of the DGCL) pursuant to paragraph 8(c) of Section B of this Article IV.

     4. The Board shall have the authority to designate, prior to the time of the first issuance of shares of any class or series of Tracking Stock (as defined in Section B.19), the number of such shares which shall initially constitute the number of shares which shall represent 100% of the common equity of the related Tracking Group, the Number of Shares Issuable with Respect to Retained Interest and the Number of Shares Issuable with Respect to Inter-Group Interest, if any.

     5. As of the first date of issuance of any class of Tracking Stock, the outstanding series of Preferred Shares shall be attributed entirely to the TDS Group. After the first date of issuance of any class of Tracking Stock, any series of Undesignated Shares which are designated and issued, as preferred or common stock, shall be attributed entirely to one Group or among two or more Groups, as may be determined by the Board, taking into consideration the use of proceeds from and purposes for such issuance and other factors.

     6. As of the first date of issuance of any class of Tracking Stock, all Pre-Distribution Convertible Securities (as defined in Section B.19) shall be attributed entirely to the TDS Group. After the first date of issuance of any class of Tracking Stock, any Convertible Securities which are issued shall be attributed entirely to one Group or among two or more Groups, as may be determined by the Board, taking into consideration the use of proceeds from and purposes for such issuance and other factors.

     7. As of the first date of issuance of any class of Tracking Stock, any Committed Acquisition Shares shall be attributed entirely to the TDS Group. After the first date of issuance of any class of Tracking Stock, any Committed Acquisition Shares shall be attributed entirely to one Group or among two or more Groups, as may be determined by the Board, taking into consideration the use of proceeds from and purposes for such issuance and other factors.

     B. Preferences, Qualifications, Limitations, Restrictions and Rights of Shares. The preferences, qualifications, limitations, restrictions, and the special or relative rights of the Common, Series A Common, Special Common, Cellular Group Common, Telecom Group Common, Aerial Group Common, Undesignated and Preferred Shares are:

     1. Issue of Undesignated Shares in Series. Authority is hereby vested in the Board to divide any or all of the Undesignated Shares into one or more classes or series of common or preferred stock, and to further divide any of those classes or series, and to fix and determine by resolution as to each class or series so established:

          (a) the designation of such class or series, the number of shares to constitute such class or series and par value or stated value thereof;

          (b) the rate of dividend and the terms thereof;

          (c) the price at and terms and conditions by which shares may be redeemed;

          (d)  the  amount   payable  upon  shares  in  event  of  voluntary  or
     involuntary liquidation;

          (e) sinking fund provisions for the redemption or purchase of shares;

          (f) the terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of, or subject to mandatory, conversion;

          (g) voting rights, if any, but in no event more than ten votes per share in connection with any matter; and

          (h) such other designations, preferences and relative, participating, optional or other special rights, and qualifications or restrictions thereof, as shall be stated and expressed in a resolution or resolutions providing for the issuance of such stock adopted by the Board. Any of the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of any such class or series of stock may be made dependent upon facts ascertainable outside this Restated Certificate of Incorporation or of any amendment thereto, or outside the resolution or resolutions providing for the issue of such stock adopted by the Board pursuant to the foregoing authority vested in it by this Restated Certificate of Incorporation, provided that the manner in which such facts shall operate upon the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of such class or series is clearly and expressly set forth in the resolution or resolutions providing for the issue of such stock adopted by the Board. The term "facts" as used in this paragraph includes, but is not limited to, the occurrence of any event, including a determination or action by any person or body, including the Corporation.

     2. Dividends.

          (a) Except as otherwise set forth in Attachment I hereto or as otherwise provided in any designation of a class or series of Undesignated Shares at the time that such class or series is originally established: (i) the holders of Preferred Shares and of each class or series of Undesignated Shares which has been designated as preferred stock shall be entitled to receive, when and as declared by the Board, dividends at the rate fixed for such series, and no more, payable in quarterly installments on the first days of March, June, September and December in each year; (ii) dividends on all series of Preferred Shares and all classes and series of Undesignated Shares which have been designated as preferred stock shall be cumulative from and after the respective dates of issuance; (iii) no dividends shall be declared on the shares of any series of Preferred Shares or any class or series of Undesignated Shares which have been designated as preferred stock for any dividend period unless the full dividend for all prior dividend periods shall have been declared or shall be declared at the same time upon all Preferred Shares, and all classes and series of Undesignated Shares which have been designated as preferred stock, outstanding during such prior dividend periods; (iv) no dividends shall be declared on the shares of any series of Preferred Shares, or any class or series of Undesignated Shares which have been designated as preferred stock, unless a dividend for the same period shall be declared at the same time upon all series of Preferred Shares and all classes and series of Undesignated Shares which have been designated as preferred stock, outstanding during said period, in like proportion to the dividend rate upon such shares; and (v) no dividends shall be paid on any shares of Common Stock unless full dividends on all series of Preferred Shares, and all classes and series of Undesignated Shares which have been designated as preferred stock, for all past dividend periods and for the current dividend period, shall have been declared and the Corporation shall have paid such dividends or shall have set apart a sum sufficient for the payment thereof.

          (b) Dividends on any class or series of Common Stock may be declared and paid only out of the lesser of (i) assets of the Company legally available therefor and (ii) the Available Dividend Amount (as defined in paragraph 19 of this Section B) with respect to such class or series. Subject to the foregoing, the Board shall have the authority to declare and pay dividends on all or less than all of the classes or series of Common Stock in equal or unequal amounts, notwithstanding the amount of assets available for dividends on any class or series, the respective voting and liquidation rights of any class or series, the amount of prior dividends declared on any class or series or any other factor; provided, however, that no dividends shall be declared or paid on the Series A Common Shares unless the same, or greater, dividends, on a per share basis, are declared and paid at the same time on the Common Shares and the Special Common Shares, and if dividends shall be declared or paid on the Common Shares or the Special Common Shares, the same dividends, on a per share basis, shall be declared and paid at the same time on the Special Common Shares and the Common Shares, respectively, except, in each case, as otherwise expressly provided in this Restated Certificate of the Corporation.

     3. Share Distributions. Notwithstanding anything to the contrary herein, if at any time a dividend or other distribution is to be paid in shares of Common Stock on shares of Common Stock, such dividend or other distribution shall be paid as only as follows (including, in each case, Convertible Securities which are exercisable for or convertible or exchangeable into such shares to be distributed):

          (a) Common Shares may be distributed on an equal per share basis to holders of Common Shares, Series A Common Shares may be distributed on an equal per share basis to holders of Series A Common Shares, and Special Common Shares may be distributed on an equal per share basis to holders of Special Common Shares (if any are then outstanding);

          (b) Common Shares may be distributed on an equal per share basis to holders of Common Shares and Series A Common Shares, and Special Common Shares may be distributed on an equal per share basis to holders of Special Common Shares (if any are then outstanding);

          (c) Series A Common Shares may be distributed on an equal per share basis to holders of Common Shares and Series A Common Shares, and Special Common Shares may be distributed on an equal per share basis to holders of Special Common Shares (if any are then outstanding);

          (d) Special Common Shares may be distributed on an equal per share basis to holders of Common Shares, Series A Common Shares and Special Common Shares (if any are then outstanding);

          (e) shares of a class or series of Tracking Stock may be distributed on an equal per share basis to holders of that class or series of Tracking Stock;

          (f) shares of a new class or series of capital stock which is intended to represent a subdivision or new business of a Group, or any assets attributed by the Board to such Group, may be distributed on an equal per share basis to holders of common stock representing an interest in such Group;

          (g) shares of any class or series of Tracking Stock of a Tracking Group may be distributed on an equal per share basis to holders of Common Shares, Series A Common Shares and Special Common Shares (if any are then outstanding), but only if the sum of (i) the number of shares of such class or series of Tracking Stock to be so distributed (or the number of such shares which would be issuable at such time upon the exercise, conversion or exchange of any Convertible Securities to be so distributed) and (ii) the Number of Shares Issuable to Third Parties related to such class or series of Tracking Stock which are then are attributable to the TDS Group, is less than or equal to the Number of Shares Issuable with Respect to Retained Interest in such Tracking Group; and

          (h) shares of any class or series of Tracking Stock of a Tracking Group (for this purpose, the "Issuer Group"), may be distributed on an equal per share basis to holders of a class or series of Tracking Stock of any other Tracking Group (for this purpose, the "Investor Group"), but only if the sum of (i) the number of shares of such class or series of Tracking Stock of the Issuer Group to be so distributed (or the number of such shares which would be issuable at such time upon the exercise, conversion or exchange of any Convertible Securities to be so distributed) and (ii) the Number of Shares Issuable to Third Parties related to the class or series of Tracking Stock of the Issuer Group which are then are attributable to the Investor Group, is less than or equal to the Number of Shares Issuable with Respect to Inter-Group Interest in the Issuer Group by the Investor Group.

     In the case of any such share dividend the Board may permit the holders of Common Stock to elect to receive cash in lieu of shares of stock. In any dividend or distribution of Common Stock, the same number of shares of Common Stock on a per share basis shall be distributed with respect to Common Shares, Series A Common Shares and Special Common Shares.

     4. Distribution of TDS Group Subsidiary in Dividend. Subject to paragraph 2(b) of Section B of Article IV, if at any time a distribution is to be made of shares of capital stock of a subsidiary included in the TDS Group (for this purpose, a "TDS Group Subsidiary"), such TDS Group Subsidiary shares may only be distributed to the holders of Series A Common Shares, Common Shares and any issued Special Common Shares and, in such event, the Board shall, to the extent practicable, distribute TDS Group Subsidiary shares corresponding to Series A Common Shares to the holders of Series A Common Shares, distribute TDS Group Subsidiary shares corresponding to Common Shares to the holders of Common
Shares, and distribute TDS Group Subsidiary shares corresponding to Special Common Shares to the holders of Special Common Shares, if any are then outstanding; provided, however, that the same number of shares of common stock of the TDS Group Subsidiary must be distributed with respect to each Series A Common Share, Common Share and any issued Special Common Share. If practicable, the Board shall recapitalize such TDS Group Subsidiary through an amendment to its charter or otherwise, such that the relative rights, limitations and preferences of the shares of capital stock of such TDS Group Subsidiary substantially correspond to the Series A Common Shares, Common Shares and Special Common Shares of the Corporation and their relative rights, limitations and preferences, as may be determined to be necessary or appropriate in the sole discretion of the Board, in order to permit the distribution to be effected in the foregoing manner; provided, however, that if Special Common Shares are then outstanding and the TDS Group Subsidiary has or will have shares corresponding to Series A Common Shares and Common Shares but does not and will not have shares corresponding to Special Common Shares and the Board determines that it is impracticable to recapitalize the subsidiary as provided in this sentence to create shares corresponding to Special Common Shares, the Board shall distribute TDS Group Subsidiary shares corresponding to Common Shares of such TDS Group Subsidiary to the holders of Special Common Shares.

     5. Distribution of Tracking Group Subsidiary in Dividend. Subject to paragraph 2(b) of Section B of Article IV, if at any time a distribution is to be made of shares of capital stock of a subsidiary (for this purpose, a Non-Qualifying Subsidiary") included in a Tracking Group (for this purpose, the "Distributing Group"), other than a Qualifying Subsidiary or Qualifying Subsidiaries holding all of the assets and liabilities of a Tracking Group, and if there is a Retained Interest in such Distributing Group, the Board shall, to the extent practicable, distribute Non-Qualifying Subsidiary shares corresponding to Special Common Shares to the holders of Tracking Stock of such Distributing Group equal to the product of the Outstanding Interest Fraction multiplied by the number of all of the outstanding shares of the Non-Qualifying Subsidiary owned directly or indirectly by the Corporation, on a pro rata basis. The Board, in its sole discretion, may cause the Corporation to retain the balance of the outstanding shares of the common stock of the Non-Qualifying Subsidiaries in respect of the Retained Interest and any Inter-Group Interest in the Distributing Group or, in the sole discretion of the Board, Non-Qualifying Subsidiary shares may be distributed to the holders of TDS Group Shares or shares of any other Tracking Stock as follows: (a) if the Board determines to distribute Non-Qualifying Subsidiary shares to the holders of TDS Group Shares with respect to the Retained Interest, it shall, to the extent practicable, distribute Non-Qualifying Subsidiary shares corresponding to Series A Common Shares to the holders of Series A Common Shares, subsidiary shares corresponding to Common Shares to the holders of Common Shares, and subsidiary shares corresponding to Special Common Shares to the holders of Special Common Shares with respect to any Retained Interest in such Tracking Group, provided, that the same number of shares of Non-Qualifying Subsidiary common stock must be distributed with respect to each Series A Common Share, Common Share and any issued Special Common Share and (b) if the Board determines to distribute Non-Qualifying Subsidiary shares to the holders of any class or series of Tracking Stock of a Tracking Group other than the Distributing Group with respect to any Inter-Group Interest by such Tracking Group in the
Distributing Group, it must, to the extent practicable, distribute Non-Qualifying Subsidiary shares corresponding to Special Common Shares to the holders of Tracking Stock of such other Tracking Group with respect to any such Inter-Group Interest in the Distributing Group. If practicable, the Board shall recapitalize such Non-Qualifying Subsidiary through an amendment to its charter or otherwise, such that the relative rights, limitations and preferences of the shares of capital stock of the Non-Qualifying Subsidiary substantially correspond to the Series A Common Shares, Common Shares and Special Common
Shares of the Corporation and their relative rights, limitations and preferences, as may be determined to be necessary or appropriate in the sole discretion of the Board, in order to permit the distribution to be effected in the foregoing manner; provided, that if the Non- Qualifying Subsidiary has or will have shares corresponding to Series A Common Shares and Common Shares but does not have and will not have shares corresponding to Special Common Shares and the Board determines that it is impracticable to recapitalize such subsidiary as provided in this sentence to create shares corresponding to Special Common Shares, the Board shall distribute Non-Qualifying Subsidiary shares corresponding to Common Shares to the holders of Special Common Shares and to holders of any class of Tracking Stock who would otherwise be entitled to receive subsidiary shares corresponding to Special Common Shares.

     6. Certain Provisions Relating to Liquidation.

          (a) Subject to paragraph 6(b) of this Section B, in the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and subject to the prior payment in full of the preferential amounts to which any class or series of Preferred Shares or Undesignated Shares is entitled, the holders of the outstanding shares of Common Stock shall be entitled to receive the remaining assets of the Corporation, regardless of the Group to which such assets are attributed in accordance with this Article IV, divided among the holders of Common Stock in accordance with the per share "Liquidation Units" attributable to each class of Common Stock. Each Series A Common Share, Common Share and Special Common Share is hereby attributed one Liquidation Unit, each Cellular Group Common Share is hereby attributed 2.5 Liquidation Units, each Telecom Group Common Share is hereby attributed .9 of a Liquidation Unit and each Aerial Group Common Share is hereby attributed 1.1 Liquidation Units. The Liquidation Unit of each class or series of Common Stock shall be adjusted by the Board as appropriate to reflect equitably any subdivision (by stock split or otherwise) or combination (by reverse stock split or otherwise) of such class of Common Stock or any dividend or other distribution of shares or similar transaction with respect to such class of Common Stock. Whenever a change in the Liquidation Units with respect to any class or series of Common Stock occurs, the Corporation shall prepare and file a statement of such change with the Secretary of the Corporation and distribute a notice of such change to all holders of shares of such class or series of Common Stock, together with a notice of such stock split, reverse split, distribution or other transaction requiring such change.

          (b) Prior to the distribution of the remaining assets of the Corporation as set forth in paragraph 6(a) of this Section B, the Board may redeem all shares of Tracking Stock of all Tracking Groups in exchange for shares of a Qualifying Subsidiary or Qualifying Subsidiaries holding all of the assets and liabilities of the related Tracking Group pursuant to paragraph 13 of this Section B.

          (c) A consolidation, merger, or reorganization of the Corporation with any other corporation or corporations, or a sale of all or substantially all of the assets of the Corporation, shall not be considered a dissolution, liquidation, or winding up of the Corporation within the meaning of these provisions.

     7. Preemptive Rights. No holder of shares of any class or series of the Corporation shall have any preemptive right pursuant to this Restated Certificate of Incorporation to subscribe for or acquire any unissued or treasury shares or other securities of the Corporation of the same or any other class or series, whether such shares or securities be hereby or hereafter authorized, except that holders of Series A Common Shares shall have a preemptive right to acquire unissued or treasury Series A Common Shares or securities convertible into or exchangeable for Series A Common Shares or carrying a right to subscribe to or acquire Series A Common Shares; provided, however, that no preemptive right shall exist to acquire any Series A Common Shares sold otherwise than for cash.

     8. Voting.

          (a) With respect to the election of directors, the holders of (i) Pre-81 Preferred Shares, (ii) Common Shares, (iii) Special Common Shares,
     (iv) shares of all classes or series of Tracking Stock and (v) any series of Undesignated Shares which, at the time such series of Undesignated Shares was originally established, provided that the holders of such series shall vote in the election of directors together with the holders of Pre-81 Preferred Shares, Common Shares, Special Common Shares and shares of Tracking Stock (for this purpose, the "Public Holders"), voting together as one group, shall be entitled to elect at each annual meeting that number of directors which (together with all directors whose terms do not expire at the time of such meeting and who were previously elected by such holders) constitutes 25% of the total number of directors of the Corporation (rounded up to the nearest whole number), plus one director, and for this purpose the total number of directors of the Corporation shall be determined without regard to any director(s) whom the holders of one or more classes or series of Undesignated Shares have elected or have the right to elect (without regard to this Section B.8), and in such election each holder of Common Shares and Special Common Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation, the holders of Tracking Stock shall have the votes set forth in paragraph 8(d) of this Section B, the holders of series of Pre-81 Preferred Shares shall have the voting rights set forth on Attachment I hereto and the holders of any class or series of Undesignated Shares shall have the voting rights fixed and determined by the Board at the time such series of Undesignated Shares was originally established.

          (b) The holders of (i) Post-81 Preferred Shares, (ii) Series A Common Shares and (iii) any class or series of Undesignated Shares which, at the time such class or series of Undesignated Shares was originally established, provided that the holders of such class or series shall vote in the election of directors together with the holders of Post-81 Preferred Shares and Series A Common Shares (for this purpose, the "Series A Holders"), voting together as one group, shall be entitled to elect at each annual meeting that number of directors which (together with all directors whose terms do not expire at the time of such meeting and who were previously elected by such holders) are not elected by the Public Holders, as provided in paragraph 8(a) of this Section B, subject to the rights, if any, of the holders of any class or series of Undesignated Shares to elect one or more directors (without regard to this Section B.8), and in such election each holder of Series A Common Shares shall be entitled to ten votes for each share of such stock standing in the name of the holder on the books of the Corporation, the holders of series of Post-81 Preferred Shares shall have the voting rights set forth on Attachment I hereto and the holders of any class or series of Undesignated Shares shall have the voting rights fixed and determined by the Board at the time such class or series of Undesignated Shares was originally established.

          (c) With respect to all matters other than the election of directors, each holder of a series of Pre-81 Preferred Shares or Post-81 Preferred Shares shall have the voting rights set forth on Attachment I hereto, each holder of Common Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation, each holder of Series A Common Shares shall be entitled to ten votes for each share of such stock standing in the name of the holder on the books of the Corporation and the holders of any class or series of Undesignated Shares shall have the voting rights fixed and determined by the Board at the time such class or series of Undesignated Shares was originally established. Neither the holders of Special Common Shares nor the holders of shares of any class of Tracking Stock shall be entitled to vote with respect to any matter other than the election of directors as set forth in subparagraph (a) of this paragraph 8, unless such holders must vote as required by the DGCL or other applicable law or regulation.

          (d) Upon the first issuance of shares of any class or series of Tracking Stock, each of such shares shall be entitled to one vote per share in the election of directors elected by the Public Holders; provided, however, if shares of a class of Tracking Stock have been traded on a national securities exchange or the Nasdaq Stock Market, or traded in the over-the-counter market, for at least 25 Trading Days immediately prior to any Adjustment Date (as hereinafter defined), the votes per share which each share of a class of Tracking Stock shall have in the election of directors at each annual meeting of shareholders pursuant to paragraph 8(a) of this Section B shall be equal to the quotient (calculated to three decimal places) determined by dividing the Aggregate Votes (as hereinafter defined) of such class of Tracking Stock on the Adjustment Date for such annual meeting, by the average daily number of outstanding shares of such class of Tracking Stock during the Calculation Period (as hereinafter defined) for such Adjustment Date. The Aggregate Votes of a class of Tracking Stock on an Adjustment Date shall be equal to the product of the Market Capitalization Percentage (as hereinafter defined) of such class of Tracking Stock multiplied by the Aggregate Public Holder Votes (as hereinafter defined) on the Adjustment Date for such annual meeting. The Aggregate Public Holder Votes shall be equal to the quotient (calculated to the nearest whole number) determined by dividing the sum of the average daily number of outstanding Pre-81 Preferred Shares, Common Shares and Special Common Shares (the "One-Vote Shares") during the Calculation Period, by the Market Capitalization Percentage of the One-Vote Shares. The Market Capitalization Percentage of any class of Tracking Stock and of the One-Vote Shares shall be equal to the average daily ratio (represented as a percentage calculated to three decimal places) of the Market Capitalization of such class of Tracking Stock or the aggregate Market Capitalization of the One-Vote Shares, as the case may be, to the aggregate Market Capitalization of all shares held by the Public Holders, calculated for the twenty-Trading Day period (the "Calculation Period") ending ten Trading Days prior to the record date for each annual meeting of shareholders (the "Adjustment Date"). The number of votes per share to which shares of classes of Tracking Stock shall be entitled at any time in connection with the election or removal of directors by the Public Holders shall be such number of votes per share that were determined on the last preceding Adjustment Date relating to an annual meeting of shareholders of the Corporation, and such number of votes per share to which shares of Tracking Stock shall be entitled shall not be changed until the next succeeding Adjustment Date for the next succeeding annual meeting of shareholders of the Corporation.

          (e) In the event the number of issued and outstanding Series A Common Shares at any time falls below 500,000, then with respect to the election of directors at the next annual meeting and at each annual meeting thereafter, the holders of all outstanding Preferred Shares, Common Shares, Series A Common Shares, Special Common Shares, Cellular Group Common Shares, Telecom Group Common Shares and Aerial Group Common Shares, and any class or series of Undesignated Shares which, at the time such class or series of Undesignated Shares was originally established, provided that the holders of such class or series shall vote in the election of directors with the Public Holders or the Series A Holders, shall be entitled to elect all of the directors of the Corporation standing for election at any meeting of shareholders, subject to the rights, if any, of the holders of one or more classes or series of Undesignated Shares to elect one or more directors (without regard to this Section B.8), and in each such election of directors each holder of Pre-81 Preferred Shares or Post-81 Preferred Shares shall have the voting rights set forth on Attachment I hereto, each holder of Common Shares and each holder of Special Common Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation, each holder of Series A Common Shares shall be entitled to ten votes for each share of such stock standing in the name of the holder on the books of the Corporation, the holders of Tracking Stock shall have the votes set forth in paragraph 8(f) of this Section B and the holders of any class or series of Undesignated Shares shall have the voting rights fixed and determined by the Board at the time such class or series of Undesignated Shares was originally established.

          (f) In the event the number of issued and outstanding Series A Common Shares at any time falls below 500,000, the votes per share which each share of a class of Tracking Stock shall have in the election of directors at each annual meeting of shareholders shall be equal to the quotient (calculated to three decimal places) determined by dividing the Adjusted Aggregate Votes (as hereinafter defined) of such class of Tracking Stock on the Adjustment Date for such annual meeting by the average daily number of outstanding shares of such class of Tracking Stock during the Calculation Period for such Adjustment Date. The Adjusted Aggregate Votes of a class of Tracking Stock on an Adjustment Date shall be equal to the product of the Adjusted Market Capitalization Percentage (as hereinafter defined) of such class of Tracking Stock multiplied by the Aggregate Director Votes (as hereinafter defined) on the Adjustment Date for such annual meeting. The Aggregate Director Votes shall be equal to the quotient (calculated to the nearest whole number) determined by dividing (i) the sum of (A) the average daily number of One-Vote Shares and Post-81 Preferred Shares and (B) the product of 10 and the average daily number of Series A Common Shares, in each case during the Calculation Period, by (ii) the Aggregate Market

     Capitalization Percentage of the One-Vote Shares, Post-81 Preferred Shares and the Series A Common Shares. The Aggregate Market Capitalization Percentage of the One-Vote Shares, Post-81 Preferred Shares and the Series A Common Shares shall be equal to the average daily ratio (expressed as a percentage calculated to three decimal places) of the aggregate Market Capitalization of the One-Vote Shares, the Post-81 Preferred Shares and the Series A Common Shares to the aggregate Market Capitalization of all shares of capital stock which are entitled to vote in the election of directors pursuant to paragraph 8(e) of this Section B, calculated during the Calculation Period ending on the Adjustment Date for an annual meeting. The Adjusted Market Capitalization Percentage of any class of Tracking Stock shall be equal to the average daily ratio (expressed as a percentage calculated to three decimal places) of the Market Capitalization of such class of Tracking Stock to the aggregate Market Capitalization of all shares of capital stock which are entitled to vote in the election of directors pursuant to paragraph 8(e) of this Section B, calculated during the Calculation Period ending on the Adjustment Date for an annual meeting. The number of votes per share to which shares of classes of Tracking Stock shall be entitled at any time in connection with the election or removal of directors shall be such number of votes per share that were determined on the last preceding Adjustment Date relating to an annual meeting of shareholders of the Corporation, and such number of votes per share to which shares of Tracking Stock shall be entitled shall not be changed until the next succeeding Adjustment Date for the next succeeding annual meeting of shareholders of the Corporation.

     9. Conversion at the Option of the Holder. Each outstanding Series A Common Share shall be convertible into one Common Share or one Special Common Share at any time at the holder's choice. Any such conversion shall be effected by the presentation and surrender of the certificates representing the Series A Common Shares to be converted at the office of the Corporation or at such other place as may from time to time be designated by the Corporation, in such form and accompanied by all transfer taxes (or proof of payment thereof), if any, as shall be required for such transfer, and upon such surrender, the holder of such stock shall be entitled to receive in exchange therefor certificates for fully paid and non- assessable Common Shares or Special Common Shares, as the case may be, of the Corporation at the rate aforesaid, and such holder shall be registered as the holder of such Common Shares or Special Common Shares, as the case may be.

     10. Disposition of Assets of a Tracking Group.

          (a) If the Corporation disposes of all or substantially all of the properties and assets of a Tracking Group (defined as 80% or more of the then current market-value (as determined by the Board) of the properties and assets of such Tracking Group as of such date), whether by sale, transfer, assignment, merger, consolidation, contribution of assets or stock or otherwise (a "Disposition"), in one transaction or a series of related transactions with any one or more persons, entities or groups, other than in a transaction referred to in the following sentence, the Corporation shall take one of the actions listed in paragraph 10(b) of this Section B on or prior to the 90th Trading Day following the consummation of a Disposition. This requirement shall not apply to a Disposition (i) in connection with the disposition by the Corporation of all of the Corporation's properties and assets in one transaction or a series of related transactions or in connection with the liquidation, dissolution or winding up of the Corporation, (ii) by dividend, other distribution or redemption in accordance with any provision described under paragraphs 2, 3, 4, 5, 6 or 13 of this Section B, (iii) to any person, entity or group which the Corporation, directly or indirectly, after giving effect to the Disposition, controls (as determined by the Board) or (iv) in connection with a Related Business Transaction. For purposes of this paragraph 10, the Tracking Group affected by the Disposition of its assets is referred to as the "Affected Tracking Group" and the Tracking Stock of such Affected Tracking Group is referred to as the "Affected Tracking Stock."

          (b) Other than as described in paragraph (a), the Corporation shall take one of the following actions in the event of a Disposition:

               (i) subject to paragraph 2(b) of this Section B, declare and distribute a special dividend in cash, securities or other property (other than a dividend or distribution of Common Stock of the Corporation) or any combination thereof to the holders of the outstanding shares of the Affected Tracking Stock, in an aggregate amount equal to the product of the Outstanding Interest Fraction of the Affected Tracking Group as of the record date for determining the holders entitled to receive such dividend and the Fair Value of the Net Proceeds of such Disposition, such dividend to be distributed equally on a share- for-share basis to all outstanding shares of the Affected Tracking Stock, except as provided in paragraph 2(d) of this Section B;

               (ii) provided that there are assets of the Corporation legally available therefor and the Available Dividend Amount for the Affected Tracking Stock would have been sufficient to pay a dividend in lieu thereof as described in subparagraph (i) of this paragraph, then:

                    (A) if such Disposition involves all (not merely substantially all) of the properties and assets of the Affected Tracking Group, redeem all outstanding shares of the Affected Tracking Stock in exchange for cash, securities or other property (other than Common Stock of the Corporation) or any combination thereof on a pro rata basis in an aggregate amount equal to the product of the Adjusted Outstanding Interest Fraction for the Affected Tracking Group as of the date of such complete redemption and the Fair Value of the Net Proceeds of such Disposition, such aggregate amount to be allocated on a pro rata basis to all outstanding shares of the Affected Tracking Stock, except as provided in paragraph 2(d) of this Section B; or

                    (B) if such Disposition involves  substantially all (but not all) of the properties and assets of the Affected Tracking Group, apply an aggregate amount of cash, securities or other property (other than Common Stock of the Corporation) or any combination thereof equal to the product of the Affected Tracking Group's Outstanding Interest Fraction as of the date shares are selected for redemption and the Fair Value of the Net Proceeds of such Disposition to the redemption of outstanding shares of the Affected Tracking Stock, such aggregate amount to be allocated on a pro rata basis or by lot (except as provided in paragraph 2(d) of this Section B) to the shares of the Affected Tracking Stock to be redeemed in a manner such that there shall be redeemed the number of whole shares of Affected Tracking Stock which have in the aggregate an average Market Value during the forty-Trading Day period beginning on the 11th Trading Day following the consummation of the Disposition closest to the product of the Outstanding Interest Fraction as of the date such shares are selected for redemption multiplied by the Fair Value of the Net Proceeds of such Disposition (but in no event more than all of the shares of Affected Tracking Stock then outstanding); or

               (iii) convert each outstanding share of the Affected Tracking Stock of the Affected Tracking Group into a number (or fraction) of fully paid and non-assessable Special Common Shares or shares of any other class or classes of Tracking Stock (or any combination thereof on a pro rata basis) equal to 110% (the "Disposition Conversion Percentage") of the average daily ratio (calculated to the nearest five decimal places) of the Market Value of (y) one share of Affected Tracking Stock to (z) the Market Value of one Special Common Share or share of such other class or classes of Tracking Stock (or any combination thereof on a pro rata basis) during a forty-Trading Day period beginning on the 11th Trading Day after consummation of the Disposition.

               In the event of the conversion of the Affected Tracking Stock into Special Common Shares or shares of another class or classes of Tracking Stock, the Fair Value of the Net Proceeds of such Disposition shall be attributed to the Group related to the shares which are issued upon such conversion (on a pro rata basis if a combination of such shares are issued).

          (c) The Corporation may elect to pay the dividend or redemption price referred to in subparagraph (i) or (ii) of paragraph 10(b) of this Section B either in the same form as the proceeds of the Disposition were received or in any other combination of cash or securities or property (other than Common Stock of the Corporation) that the Board determines will have an aggregate market value on a fully distributed basis of not less than the amount equal to:

               (i) in the case of subparagraph (i) or clause (B) of subparagraph
          (ii) of this paragraph 10(b), the product of the applicable Outstanding Interest Fraction and the Fair Value of the Net Proceeds of such Disposition; or

          (ii)  in   the  case of  clause  (A) of  subparagraph  (ii) of   this
          paragraph 10(b), the product of the applicable Adjusted Outstanding Interest Fraction and the Fair Value of the Net Proceeds of such Disposition.

          (d) If the dividend or redemption referred to in paragraph 10(b) of Section B is paid in securities of an issuer other than the Corporation (the "Successor"), and if there is a Retained Interest in the Affected Tracking Group at such time, the Board shall, to the extent practicable, distribute Successor shares corresponding to Special Common Shares to the holders of shares of the Affected Tracking Stock. In the event of a Disposition, the Corporation shall not be required to make any payment or other distributions to the holders of TDS Group Shares or shares of any class of Tracking Stock other than the Affected Tracking Stock. The Successor shares relating to any Retained Interest or Inter-Group Interest at the time of the Disposition may be retained by the Corporation and attributed to the TDS Group or the other Tracking Group, respectively, or some or all of such shares may be distributed pro rata to the holders of the TDS Group Shares or the applicable Tracking Stock, respectively, in the sole discretion of the Board. If the Board determines to distribute Successor shares with respect to such a Retained Interest or Inter-Group Interest, it shall, to the extent practicable, distribute Successor shares corresponding to Special Common Shares to the holders of Tracking Stock of another Tracking Group with respect to any such Inter- Group Interest, and distribute Successor shares corresponding to Series A Common Shares to the holders of Series A Common Shares, Successor shares corresponding to Common Shares to the holders of Common Shares, and Successor shares corresponding to Special Common Shares to the holders of Special Common Shares with respect to any Retained Interest in such Tracking Group; provided that the same number of shares of Successor common stock on a combined basis must be distributed for each Series A Common Share, Common Share and any issued Special Common Share. If practicable, the Board shall cause such Successor to be recapitalized through an amendment to its charter or otherwise, such that the shares of capital stock of such Successor and the relative rights, limitations and preferences thereof substantially correspond to the Series A Common Shares, Common Shares and Special Common Shares of the Corporation and their relative rights, limitations and preferences, as may be determined to be necessary or appropriate in the sole discretion of the Board, in order to permit the distribution to be effected in the foregoing manner.

          (e) Subject to the terms of paragraph 10(b) of this Section B, the Board shall have complete discretion as to which option in paragraph 10(b) to select; provided, however, that once the disposition option selected by the Board is publicly announced pursuant to paragraph 11 of this Section B, the selection shall be irrevocable. The Board shall not be required to select the option which results in the distribution with the highest value to the holders of the shares of the Affected Tracking Stock or with the smallest effect on the remaining classes and series of the Corporation's Common Stock. In the event of a Disposition, the Corporation shall not be required to make any payment or other distributions to the holders of Common Shares, Series A Common Shares, Special Common Shares or shares of any class of Tracking Stock other than the Affected Tracking Stock;
     provided, however, the Corporation may, in the sole discretion of the Board, make a distribution to such other shareholders in respect of any Retained Interest or any Inter-Group Interest in the Affected Tracking Group existing at the time of a Disposition; provided further, that if the dividend or redemption referred to in paragraph 10(b) of this Section B is paid in securities of a Successor, and if there is a Retained Interest in the Affected Tracking Group at such time, the Board shall make any such distribution in the manner provided pursuant to paragraph 10(d) of this Section B.

          (f) The Corporation may, in the sole discretion of the Board, at any time prior to the first anniversary of a dividend on, or partial redemption of, shares of Affected Tracking Stock following a Disposition, convert each remaining outstanding share of Affected Tracking Stock into a number (or fraction) of Special Common Shares or shares of any other class or classes of Tracking Stock (or combination thereof on a pro rata basis) equal to the product of the Disposition Conversion Percentage and the average daily ratio (calculated to the nearest five decimal places) of the Market Value of one Special Common Share or share of such other class or classes of Tracking Stock (or any combination thereof on a pro rata basis) during a twenty-Trading Day period ending on the fifth Trading Day prior to the date of notice of such conversion.

          (g) To the extent that any Shares Issuable to Third Parties are included in the determination of the Adjusted Outstanding Interest Fraction, the Corporation's obligations in respect of such securities shall not be a reduction in the calculation of the Fair Value of the Net
     Proceeds. In the event any redemption of Tracking Stock is made in circumstances in which cash, securities or property are allocated to the TDS Group in respect of Shares Issuable to Third Parties (such cash, securities or other property being referred to herein as the "Reserved Property"), the Corporation shall be permitted to segregate and hold such property separate (in the case of any Reserved Property other than Special Common Shares or shares of another class of Tracking Stock). In the event the Reserved Property is, for any reason, not delivered with respect to the obligations relating to such Shares Issuable to Third Parties, such Reserved Property shall revert to the TDS Group, subject to escheat laws, and the former holders of the Affected Tracking Stock shall have no interest in such Reserved Property. In the event of any conversion of Tracking Stock into Special Common Shares or shares of any other class or classes of Tracking Stock, the Corporation shall duly reserve Special Common Shares or shares of such other class or classes of Tracking Stock or combination thereof issuable with respect to Shares Issuable to Third Parties of the Affected Tracking Stock.

          (h) At the time of any dividend made as a result of a Disposition, the TDS Group shall be credited, and the Affected Tracking Group shall be charged (in addition to the charge for the dividend paid in respect of outstanding shares of Affected Tracking Stock), with an amount equal to the product of (i) the aggregate amount paid in respect of such dividend times
     (ii) a fraction the numerator of which is the Retained Interest Fraction and the denominator of which is the Outstanding Interest Fraction of such Tracking Group.

          (i) If any Inter-Group Interests in a Tracking Group exists at the time of any dividend made as a result of a Disposition, each Tracking Group holding such an Inter-Group Interest in the Affected Tracking Group shall be credited, and the Affected Tracking Group shall be charged (in addition to the charge for the dividend paid in respect of outstanding shares of Affected Tracking Stock) with an amount equal to the product of (i) the aggregate amount paid in respect of such dividend times (ii) a fraction the numerator of which is the Inter-Group Interest Fraction and the denominator of which is the Outstanding Interest Fraction of the Affected Tracking Group.

          (j) In the case of a Disposition in a series of related transactions, the Disposition shall be deemed to have been consummated upon the consummation of the last of the series of related transactions.

          (k) The Board shall determine the redemption date or conversion date pursuant to Section B.11 hereof.

     11. Procedures Relating to Disposition Rights.

          (a) Not later than the fifth Trading Day following the consummation of a Disposition referred to above, the Corporation shall announce publicly by press release (i) the Fair Value of the Net Proceeds of such Disposition,
     (ii) the number of outstanding shares of Affected Tracking Stock, (iii) information describing and indicating the number of Shares Issuable to Third Parties of the Affected Tracking Stock, including the number of such shares which are issuable as Committed Acquisition Shares and the number of such shares into or for which Convertible Securities are then convertible, exercisable or exchangeable, and the conversion, exercise or exchange prices thereof (and stating which, if any, of such Convertible Securities are Pre-Distribution Convertible Securities), (iv) the Disposition Conversion Percentage, (v) the Outstanding Interest Fraction for the Affected Tracking Stock as of a recent date preceding the date of such notice and (vi) the Adjusted Outstanding Interest Fraction for the Affected Tracking Stock as of a recent date preceding the date of such notice. Not earlier than the 51st Trading Day and not later than the 55th Trading Day following the consummation of such Disposition, the Corporation shall announce publicly by press release which of the redemption options thereof described in paragraph 10(b) of this Section B it has irrevocably determined to take and the kind of capital stock or cash, securities or other property or combination thereof to be delivered pursuant to the option selected.

          (b) If the Corporation determines to pay a dividend of cash, securities or other property or combination thereof following a Disposition, as described in subparagraph (i) of paragraph 10(b) of Section B, the Corporation shall, not earlier than the 51st Trading Day and not later than the 55th Trading Day following the consummation of such Disposition, cause to be sent to each holder of outstanding shares of the Affected Tracking Stock a notice setting forth (i) the record date for determining holders entitled to receive such dividend, which shall be not earlier than the 61st Trading Day and not later than the 65th Trading Day following the consummation of such Disposition, (ii) the anticipated payment date of such dividend (which shall not be more than 90 Trading Days following the consummation of such Disposition), (iii) the kind and amount of cash, other securities or property or combination thereof to be distributed in respect of each share of the Affected Tracking Stock, (iv) the amount of the Fair Value of the Net Proceeds of such Disposition, (v) the Outstanding Interest Fraction as of a recent date preceding the date of such notice, and (vi) the number of outstanding shares of the Affected Tracking Stock subject to the Disposition and the Number of Shares Issuable to Third Parties of the Affected Tracking Stock, including the number of such shares which are issuable as Committed Acquisition Shares and the number of shares of the Affected Tracking Stock into or for which outstanding Convertible
     Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof (and stating which, if any, are Pre- Distribution Convertible Securities).

          (c) If the Corporation determines to undertake a redemption of a class of Tracking Stock following a Disposition of all (not merely substantially all) of the properties and assets of the Affected Tracking Group with respect to the Fair Value of the Net Proceeds, as described in clause (A) of subparagraph (ii) of paragraph 10(b) of this Section B, the Corporation shall cause to be given to each holder of outstanding shares of Tracking Stock of the Affected Tracking Group a notice setting forth (i) a statement that all of the shares of the Affected Tracking Stock outstanding on the redemption date shall be redeemed, (ii) the anticipated redemption date (which shall not be more than 90 Trading Days following the consummation of such Disposition), (iii) the kind and amount of cash, securities or property or combination thereof to be paid as a redemption price in respect of shares of the Affected Tracking Stock outstanding on the redemption date, (iv) the amount of the Fair Value of the Net Proceeds of such Disposition, (v) the Adjusted Outstanding Interest Fraction as of a recent date preceding the date of such notice, (vi) the place or places where certificates for shares of Affected Tracking Stock, properly endorsed or assigned for transfer (unless the Corporation waives such requirement), are to be surrendered for delivery of cash, securities or property, and (vii) the number of outstanding shares of the Affected Tracking Stock and the Number of Shares Issuable to Third Parties of the Affected Tracking Stock, including the number of such shares which are issuable as Committed Acquisition Shares and the number of shares of the Affected Tracking Stock into or for which outstanding Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof (and stating which, if any, of such Convertible Securities are Pre-Distribution Convertible Securities). Such notice shall be sent not less than 51 Trading Days nor more than 55 Trading Days following the consummation of such Disposition and not less than 25 Trading Days prior to the redemption date.

          (d) If the Corporation determines to undertake a partial redemption of Tracking Stock following a Disposition of substantially all (but not all) of the properties and assets of the Affected Tracking Group as described in clause (B) of subparagraph (ii) of paragraph 10(b) of this Section B, such partial redemption shall be done on a pro rata basis or by lot. The Corporation shall, not earlier than the 51st Trading Day and not later than the 55th Trading Day following the consummation of such a Disposition, cause to be given to each holder of record of outstanding shares of the Affected Tracking Stock a notice setting forth (i) a statement that some of the shares of the Affected Tracking Stock outstanding on the redemption date shall be redeemed, specifying the number of such shares or how such number shall be determined, (ii) a date not earlier than the 61st Trading Day and not later than the 65th Trading Day following the consummation of such Disposition which shall be the date on which shares of the Affected Tracking Stock then outstanding shall be selected for redemption, (iii) the anticipated redemption date (which shall not be more than 90 Trading Days following the consummation of such Disposition), (iv) the kind and amount of cash, securities or property or combination thereof to be paid as a redemption price in respect of the shares of the Affected Tracking Stock,
     (v) the amount of the Fair Value of the Net  Proceeds of such  Disposition,
     (vi) the Outstanding Interest Fraction as of a recent date preceding the date of such notice, (vii) the Number of Shares Issuable to Third Parties of the Affected Tracking Stock, including the number of such shares which are issuable as Committed Acquisition Shares and the number of shares of Affected Tracking Stock into or for which outstanding Convertible
     Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof (and stating which, if any, of such Convertible Securities are Pre-Distribution Convertible Securities), and (viii) a statement that the Corporation shall not be required to register a transfer of any shares of the Affected Tracking
     Stock for a period of up to 15 Trading Days next preceding the date referred to in clause (ii) of this sentence. Promptly following the date referred to in clause (ii) of the preceding sentence, but not earlier than the 61st Trading Day and not later than the 65th Trading Day following the consummation of such Disposition, the Corporation shall cause to be given to each holder of shares of the Affected Tracking Stock, a notice setting forth (i) the number of shares of Affected Tracking Stock held by such holder to be redeemed, (ii) a statement that such shares of Affected Tracking Stock shall be redeemed, (iii) the anticipated redemption date (which shall not be more than 90 Trading Days following the consummation of such Disposition), (iv) the kind and amount of cash, other securities or property to be received by such holder with respect to each share of Affected Tracking Stock to be redeemed, including details as to the calculation thereof, and (v) the place or places where certificates for such shares of Affected Tracking Stock, properly endorsed or assigned for transfer (unless the

     Corporation waives such requirement), are to be surrendered for delivery of such cash, other securities or property or combination thereof.

          (e) In the event of any conversion following a Disposition, as described in subparagraph (iii) of paragraph 10(b) of this Section B, the Corporation shall cause to be given to each holder of outstanding shares of the Affected Tracking Stock a notice setting forth (i) a statement that all of the outstanding shares of the Affected Tracking Stock shall be converted into a number or fraction of Special Common Shares or shares of any other class of Tracking Stock or combination thereof on a pro rata basis, and the calculation pursuant to which such number or fraction was determined or will be determined, (ii) the anticipated conversion date (which shall not be more than 90 Trading Days following the consummation of such Disposition), (iii) the per share number (or fraction) of Special Common Shares or shares of another class of Tracking Stock or combination thereof, as applicable, to be received with respect to each share of Affected Tracking Stock, specifying such number or fraction of shares or combination thereof, the Disposition Conversion Percentage and other details as to the calculation thereof, (iv) the place or places where certificates for shares of the Affected Tracking Stock, properly endorsed or assigned for transfer (unless the Corporation waives such requirement), are to be surrendered, and (v) the number of outstanding shares of the Affected Tracking Stock and the Number of Shares Issuable to Third Parties of the Affected Tracking Stock, including the number of such shares which are issuable as Committed Acquisition Shares and the number of shares of the Affected Tracking Stock into or for which outstanding Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof (and stating which, if any, are Pre-Distribution Convertible Securities). Such notice shall be sent not less than 51 Trading Days nor more than 55 Trading Days following the consummation of the Disposition and not less than 25 days prior to the conversion date.

          (f) Upon the Corporation's decision to convert all of the remaining outstanding shares of the Affected Tracking Stock as described in paragraph 10(f), the Corporation shall announce publicly by press release (i) the number of outstanding shares of Affected Tracking Stock to be converted,
     (ii) the Number of Shares Issuable to Third Parties of such Tracking Stock, including the number of such shares which are issuable as Committed Acquisition Shares and into or for which Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof (and stating which, if any, of such Convertible Securities are Pre-Distribution Convertible Securities), (iii) the Disposition Conversion Percentage and (iv) the Outstanding Interest Fraction for such Tracking Stock as of a recent date preceding the date of such notice. The Corporation shall subsequently announce publicly by press release whether the shares of such Tracking Stock are being converted in exchange for Special Common Shares, shares of another Tracking Stock or a combination thereof on a pro rata basis.

          (g) In the event of any conversion as described paragraph 10(f) of this Section B, the Corporation shall cause to be given to each holder of outstanding shares of the Affected Tracking Stock a notice setting forth
     (i) a statement that all of the outstanding shares of the Affected Tracking Stock shall be converted into a number or fraction of Special Common Shares or shares of any other class of Tracking Stock or combination thereof on a pro rata basis, specifying the shares or combination thereof, (ii) the anticipated conversion date (which shall not be more than 90 Trading Days following the press release that publicly announces such conversion), (iii) the per share number (or fraction) of Special Common Shares or shares of another class of Tracking Stock or combination thereof, as applicable, to be received with respect to each share of Affected Tracking Stock, specifying such number or fraction of shares or combination thereof, the Disposition Conversion Percentage and other details as to the calculation thereof, (iv) the place or places where certificates for shares of the Affected Tracking Stock, properly endorsed or assigned for transfer (unless the Corporation waives such requirement), are to be surrendered, and (v) the number of outstanding shares of the Affected Tracking Stock and the Number of Shares Issuable to Third Parties of the Affected Tracking Stock, including the number of such shares which are issuable as Committed Acquisition Shares and the number of shares of the Affected Tracking Stock into or for which outstanding Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof (and stating which, if any, are Pre-Distribution Convertible Securities). Such notice shall be sent not less than 25 Trading Days nor more than 35 Trading Days prior to the conversion date.

     12. Conversion at Option of the Corporation. The Corporation may, in the sole discretion of the Board, at any time convert each outstanding share of any class of Tracking Stock (the "Converted Tracking Stock") of any Tracking

Group (the "Converted Tracking Group") into a number (or fraction) of fully paid and non-assessable Special Common Shares or shares of another class or classes of Tracking Stock or any combination thereof on a pro rata basis, equal to the product of the applicable percentage set forth below (the "Optional Conversion Percentage") on a conversion date selected by the Board pursuant to Section B.14 hereof, and the average daily ratio (calculated to the nearest five decimal places) of the Market Value of one share of Converted Tracking Stock to the Market Value of one Special Common Share or share of such other class of Tracking Stock or any combination thereof on a pro rata basis, during a twenty-Trading Day period ending on the fifth Trading Day prior to the date of notice of such conversion, on a pro rata basis:


                  12-Month Period Prior to                  Optional Conversion
           Anniversary of Initial Issuance Date                  Percentage
           ------------------------------------             -------------------
First through Fifth ............................................   115%
Sixth ..........................................................   114%
Seventh ........................................................   113%
Eighth .........................................................   112%
Ninth ..........................................................   111%
Thereafter .....................................................   110%

         In the event of the conversion of any class of Tracking Stock into Special Common Shares or shares of another class or classes of Tracking Stock, the assets and liabilities of the Converted Tracking Group shall be attributed to the Group related to the shares which are issued upon such conversion (on a pro rata basis if a combination of such shares are issued).

         13.      Redemption in Exchange for Stock of Subsidiary.

                  (a) Subject to paragraph 2(b) of this Section B, the Corporation, in the sole discretion of the Board, may at any time redeem (at no premium) all of the outstanding shares of any class of Tracking Stock (the "Redeemed Tracking Stock") of a Tracking Group (the "Redeemed Tracking Group"), for a number of outstanding shares of common stock of a Qualifying Subsidiary or Qualifying Subsidiaries holding all of the assets and liabilities attributed to the Redeemed Tracking Group equal to the product of the Adjusted Outstanding Interest Fraction of the Redeemed Tracking Group multiplied by the number of all of the outstanding shares of the Qualifying Subsidiaries owned directly or indirectly by the Corporation, on a pro rata basis. The Corporation shall retain the balance of the outstanding shares of the common stock of the Qualifying Subsidiaries as (i) Reserved Property with respect to the obligations related to the Number of Shares Issuable to Third Parties used in calculating such Adjusted Outstanding Interest Fraction, or (ii) in respect of the Retained Interest and any Inter- Group Interest in the Converted Tracking Group; provided, however, in the sole discretion of the Board, shares of common stock of the Qualifying Subsidiaries retained in respect of the Retained Interest and any Inter-Group Interest in such Tracking Group may be distributed as provided in paragraph 13(b) of this Section B.

                  (b) In the event the Board determines to redeem the shares of any class of Tracking Stock for shares of a Qualifying Subsidiary, and if there is a Retained Interest in such Tracking Group, the Board shall, to the extent practicable, distribute Qualifying Subsidiary shares corresponding to Special Common Shares to the holders of Tracking Stock of such Tracking Group with respect to the Adjusted Outstanding Interest Fraction in such Tracking Group and, if the Board determines to distribute shares of such Qualifying Subsidiary to other shareholders with respect to any Retained Interest or Inter-Group Interest shall, to the extent practicable, distribute Qualifying Subsidiary shares corresponding to Special Common Shares to the holders of any other Tracking Stock with respect to any such Inter-Group Interest in such Tracking Group, and distribute Qualifying Subsidiary shares corresponding to Series A Common Shares to the holders of Series A Common Shares, Qualifying Subsidiary shares corresponding to Common Shares to the holders of Common Shares, and Qualifying Subsidiary shares corresponding to Special Common Shares to the holders of Special Common Shares with respect to any Retained Interest in such Tracking Group, provided that the same number of shares of Qualifying Subsidiary common stock on a combined basis shall be distributed for each Series A Common Share, Common Share and any issued Special Common Share. If practicable, the Board shall recapitalize such Qualifying Subsidiary or Qualifying Subsidiaries through an amendment to its charter or otherwise, such that the shares of capital stock of such subsidiary and the relative rights, limitations and preferences thereof substantially correspond to the Series A Common Shares, Common Shares and Special Common Shares of the Corporation and their relative rights, limitations and preferences, as may be determined to be necessary or appropriate in the sole discretion of the Board, in order to permit the distribution to be effected in the foregoing manner; provided that, if the Qualifying Subsidiary has or will have shares corresponding to Series A Common Shares and Common Shares but does not and will not have shares corresponding to Special Common Shares and it is impracticable to recapitalize the subsidiary as provided in this sentence to create shares corresponding to Special Common Shares, the Board shall distribute Qualifying Subsidiary shares corresponding to Common Shares to the holders of Tracking Stock which would otherwise be entitled to receive Qualifying Subsidiary shares corresponding to Special Common Shares, and shall distribute Qualifying Subsidiary shares corresponding to Common Shares to the holders of Special Common Shares in respect of the Retained Interest.

         14. Procedures Relating to Conversion or Redemption of Tracking Stock.

                  (a) Upon the Corporation's decision to convert or redeem all of the outstanding shares of any class of Tracking Stock as described in paragraphs 12 or 13 of this Section B, the Corporation shall announce publicly by press release (i) the number of outstanding shares of the class of Tracking Stock which will be converted or redeemed,
         (ii) the Number of Shares Issuable to Third Parties of such Tracking Stock, including the number of such shares which are issuable as Committed Acquisition Shares and into or for which Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof (and stating which, if any, of such Convertible Securities are Pre-Distribution Convertible Securities), (iii) the Optional Conversion Percentage and other details as to the calculation thereof, and (iv) the Outstanding Interest Fraction and the Adjusted Outstanding Interest Fraction for such Tracking Stock as of a recent date preceding the date of such notice. The Corporation shall subsequently announce publicly by press release whether the shares of such Tracking Stock are being converted in exchange for Special Common Shares, shares of another Tracking Stock or a combination thereof on a pro rata basis, or are being redeemed for shares of a Qualifying Subsidiary. A notice by the Corporation that the Corporation is considering a conversion or redemption or is seeking a ruling from the Internal Revenue Service relating to a possible conversion or redemption shall not constitute an announcement of a decision with respect to a redemption or conversion pursuant to this paragraph 14.

                  (b) The Corporation's decision to convert or redeem all of the outstanding shares of Tracking Stock as described in paragraphs 12 or 13 of this Section B shall be revocable, and the determination of the Board with respect to which securities the Corporation shall use to convert or redeem such Tracking Stock shall be revocable, and any such conversion or redemption may be abandoned or modified by the Corporation, in the sole discretion of the Board, at any time prior to the Corporation's delivery of the replacement securities in exchange for the converted or redeemed shares of Tracking Stock.

                  (c) If the Corporation determines to convert the shares of any class of Tracking Stock into Special Common Shares or shares of any other class or classes of Tracking Stock or any combination thereof, as described in paragraph 12 of this Section B, the Corporation shall promptly cause to be given to each holder of shares of Tracking Stock to be converted a notice setting forth (i) a statement that all outstanding shares of such class of Tracking Stock shall be converted in exchange for Special Common Shares or shares of any other class of Tracking Stock or any combination thereof on a pro rata basis, specifying the shares or combination thereof, (ii) the anticipated conversion date (which shall not be more than 90 Trading Days following the press release that publicly announces such a conversion), (iii) the per share number (or fraction) of Special Common Shares or shares of another class of Tracking Stock or combination thereof, as applicable, to be received with respect to each share of the Converted Tracking Stock, specifying such number or fraction of shares or combination thereof, the Optional Conversion Percentage and other details as to the calculation thereof, (iv) the place or places where certificates for shares of such Tracking Stock to be redeemed, properly endorsed or assigned for transfer (unless the Corporation waives such requirement), are to be surrendered for delivery of certificates for Special Common Shares, shares of another class of Tracking Stock or both, and (v) the number of outstanding shares of such Tracking Stock to be redeemed and the Number of Shares Issuable to Third Parties of such Tracking Stock, including the number of such shares which are issuable as Committed Acquisition Shares and the number of shares of such Tracking Stock into or for which outstanding Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof (and stating which, if any, of such Convertible Securities are Pre- Distribution Convertible Securities). Such notice shall be sent not less than 25 Trading Days nor more than 35 Trading Days prior to the conversion date.

                  (d) If the Corporation determines to redeem the shares of any class of Tracking Stock Shares into shares of a Qualifying Subsidiary as described in paragraph 13 of this Section B, the Corporation shall promptly cause to be given to each holder of shares of Tracking Stock to be redeemed a notice setting forth (i) a statement that all outstanding shares of such class of Tracking Stock shall be redeemed in exchange for shares of a Qualifying Subsidiary, (ii) the anticipated redemption date (which shall not be more than 90 Trading Days following the press release that publicly announces such a redemption), (iii) the Adjusted Outstanding Interest Fraction for such Tracking Stock as of a recent date preceding the date of such notice, (iv) the place or places where certificates for shares of such Tracking Stock are to be redeemed, properly endorsed or assigned for transfer (unless the Corporation waives such requirement), are to be surrendered for delivery of certificates for shares of common stock of the Qualifying Subsidiary, and (v) the number of outstanding shares of such Tracking Stock and the Number of Shares Issuable to Third Parties of such Tracking Stock, including the number of such shares which are issuable as Committed Acquisition Shares and the number of shares of such Tracking Stock into or for which outstanding Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof (and stating which, if any, of such Convertible Securities are Pre-Distribution Convertible Securities). Such notice shall be sent not less than 25 Trading Days nor more than 35 Trading Days prior to the redemption date.

         15.      General Provisions Relating to Conversions and Redemptions.

                  (a) In each case in which a notice is required to be given to holders of outstanding shares of any class of Tracking Stock in accordance with paragraphs 11 or 14 (other than a notice to holders of shares selected for a partial redemption), notice shall also be given, within the required time period, to each holder of Convertible Securities that are convertible into or exercisable or exchangeable for shares of such Tracking Stock (unless provision for such notice is otherwise made pursuant to the terms of such Convertible Securities), which notice shall include, in addition to all of the information set forth in the corresponding notice to holders of shares of such Tracking Stock, a statement to the effect that the holders of such Convertible Securities shall be entitled to receive the dividend, participate in the redemption of shares following a Disposition with respect to such Tracking Stock or in the selection of shares for conversion or redemption, participate in the conversion of shares or participate in the redemption of shares in exchange for stock of the Qualifying Subsidiaries only if such holder appropriately converts, exercises or exchanges such Convertible Securities on or prior to the record date for the dividend, redemption date, date fixed for selection of shares to be redeemed or conversion date, as applicable, set forth in such notice. In the case of a conversion or redemption of shares of any class of Tracking Stock, the notice to holders of Convertible Securities shall also state what, if anything, such holders shall be entitled to receive pursuant to the terms of such Convertible Securities if such holders convert, exercise or exchange such Convertible Securities following the conversion date or redemption date, as applicable.

                  (b) All notices required to be given in accordance with this paragraph 15 or paragraphs 11 or 14 shall be sent to a holder by first class mail, postage prepaid, at the holder's address as the same appears on the transfer books of the Corporation. Neither the failure to mail any notice to any particular holder of shares of Tracking Stock or of Convertible Securities nor any defect therein shall affect the sufficiency thereof with respect to any other holder of outstanding shares of Tracking Stock or of Convertible Securities, or the validity of any conversion or redemption.

                  (c) The Corporation shall not be required to issue or deliver fractional shares of any class of capital stock or any fractional securities to any holder of shares of Tracking Stock upon any conversion or redemption, dividend or other distribution described in paragraphs 10, 12 or 13 of this Section B. In connection with the determination of the number of shares of any class of capital stock that is issuable or the amount of securities that is deliverable to any holder of record upon any conversion or redemption, dividend or other distribution (including any fractions of shares or securities), the Corporation may aggregate the number of shares of Tracking Stock held at the relevant time by such holder of record. If the number of shares of any class of capital stock or the amount of securities remaining to be issued or delivered to any holder of shares of Tracking Stock is a fraction, the Corporation shall, if such fraction is not issued or delivered to such holder, pay a cash adjustment in respect of such fraction in an amount equal to the fair market value of such fraction on the fifth Trading Day prior to the date such payment is to be made (without interest). For purposes of the preceding sentence, "fair market value" of any fraction shall be (i) in the case of any fraction of a share of capital stock of the Corporation, the product of such fraction and the Market Value of one share of such capital stock and (ii) in the case of any other fractional security, such value as is determined by the Board.

                  (d) No adjustments in respect of dividends shall be made upon the conversion or redemption of any shares of Tracking Stock; provided, however, that if the conversion or redemption date with respect to a class of Tracking Stock is subsequent to the record date for the payment of a dividend or other distribution thereon or with respect thereto, the holders of shares of such class of Tracking Stock at the close of business on such record date shall be entitled to receive the dividend or other distribution payable on or with respect to such shares on the date set for payment of such dividend or other distribution, notwithstanding a conversion or redemption by the Corporation of such shares or the Corporation's default in payment of the dividend or distribution due on such date.

                  (e) Before any holder of shares of any class of Tracking Stock shall be entitled to receive certificates representing shares of any kind of capital stock or cash, securities or other property or combination thereof to be received by such holder with respect to any conversion or redemption of such Tracking Stock, such holder shall be required to surrender at such place as the Corporation shall specify certificates for such shares, properly endorsed or assigned for transfer (unless the Corporation waives such requirement). The Corporation shall as soon as practicable after surrender of certificates representing shares of such Tracking Stock deliver to the person for whose account such shares were so surrendered, or to the nominee or nominees of such person, certificates representing the number of whole shares of the kind of capital stock or cash, securities or other property or combination thereof to which such person is entitled, together with any payment for fractional securities referred to above. The Corporation shall not be required to register (i) a transfer of any shares of Tracking Stock for a period of up to 15 Trading Days preceding the conversion date or redemption date or (ii) any shares of Tracking Stock selected for redemption.

                  (f) From and after any applicable conversion or redemption date, all rights of a holder of shares of any class of Tracking Stock that were converted or redeemed shall cease except for the right, upon surrender of the certificates representing such Tracking Stock, to receive certificates representing shares of the kind and amount of capital  stock or cash,  securities  or other  property or  combination thereof for which such shares of Tracking Stock were converted or redeemed, together with any payment for fractional securities, and such holder shall have no other or further rights in respect of the Tracking Stock so converted or redeemed, including, but not limited to, any rights with respect to any shares of capital stock or cash, securities or other property or combination thereof which are reserved or otherwise designated by the Corporation as being held for the satisfaction of the Corporation's obligations to pay or deliver any shares of capital stock, cash, securities or other property or combination thereof upon the conversion, exercise or exchange of any outstanding Convertible Securities or with respect to any other Shares Issuable to Third Parties related to the conversion or redemption of such Tracking Stock as of the date of such conversion or redemption. No holder of a certificate that, immediately prior to the applicable conversion or redemption date for any class of Tracking Stock, represented shares of Tracking Stock which were converted or redeemed shall be entitled to receive any dividend or other distribution with respect to shares of any kind of capital stock or other securities into or in exchange for which the shares of such Tracking Stock were converted or redeemed until surrender of such holder's certificate for a certificate or certificates representing shares of such kind of capital stock or other securities. Upon such surrender, there shall be paid to the holder the amount of any dividends or other distributions (without interest) which theretofore became payable with respect to a record date after the conversion date or redemption date, as the case may be, but that were not paid by reason of the foregoing, with respect to the number of whole shares of the kind of capital stock or other securities represented by the certificate or certificates issued upon such surrender.

                  (g) The Corporation shall pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of any shares of capital stock or other securities on the conversion or redemption of any class of Tracking Stock. The Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of any shares of capital stock or other securities in a name other than that in which the shares of Tracking Stock so converted or redeemed were registered and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established to the satisfaction of the Corporation that such tax has been paid.

         16.      Effects on Convertible Securities.

                  (a) The following provisions with respect to Convertible Securities shall apply only to the extent that the terms of such Convertible Securities do not provide for adjustments in the event of a conversion or redemption described in paragraphs 10, 12 or 13 of this Section B.

                  (b) After any conversion date or redemption date on which all outstanding shares of any class of Tracking Stock were converted or redeemed, any share of such class of Tracking Stock that is to be issued on conversion, exchange or exercise of any Convertible Security shall, immediately upon such conversion, exchange or exercise and without any notice or any other action on the part of, the Corporation or its Board or the holder of such Convertible Security:

                           (i) in the event the shares of such class of Tracking
                  Stock outstanding on such conversion date were converted into Special Common Shares or shares of another class or classes of Tracking Stock or combination thereof pursuant to the provisions described in subparagraph (iii) of paragraph 10(b), paragraph 10(f) or paragraph 12 of this Section B, be converted into the number of Special Common Shares or shares of another class or classes of Tracking Stock or combination thereof that the number of shares of such class of Tracking Stock, that were to be issued upon such conversion, exchange or exercise, would have received had such shares been outstanding on such conversion date; or

                      (ii) in the event the  shares  of such  class of  Tracking
                  Stock outstanding on such redemption date were redeemed pursuant to the provisions described in subparagraph (ii)(A) of paragraph 10(b) of this Section B or redeemed for shares of capital stock of a Qualifying Subsidiary or Qualifying Subsidiaries pursuant to paragraph 13 of this Section B, be redeemed, to the extent of funds of the Corporation legally available therefor, for the kind and amount of cash, securities or property or any combination thereof, or shares of capital stock of a Qualifying Subsidiary or Qualifying Subsidiaries, that the number of shares of such class of Tracking Stock, that were to be issued upon such conversion, exchange or exercise, would have received had such shares been outstanding on such redemption date.

                  (c) If determined to be appropriate in the sole discretion of the Board, any such capital stock or cash, securities or property or any combination thereof to be delivered upon such conversion or redemption may be irrevocably transferred in trust for the benefit of holders of such Convertible Securities.

         17.      Other Provisions.

                  (a) The Board shall have the power to issue or sell any class or series of stock herein or hereafter authorized, for such consideration as the Board shall from time to time, in its discretion, determine, whether or not greater consideration could be received upon the issue or sale of shares of another class or series, and as otherwise permitted by law.

                  (b) The Board shall have the power to purchase any class or series of stock herein or hereafter authorized for such consideration as the Board shall from time to time, in its discretion, determine, whether or not lesser consideration could be paid upon the purchase of shares of another class or series, and as otherwise permitted by law.

                  (c) If the Corporation shall in any manner split, subdivide or combine the outstanding Common Shares, Series A Common Shares or Special Common Shares, all outstanding Common Shares, Series A Common Shares and Special Common Shares shall be proportionally split, subdivided or combined in the same manner and on the same basis.

                  (d) In the event of a merger or consolidation of the Corporation with or into another entity (whether or not the Corporation is the surviving entity), the holders of Special Common Shares and Common Shares shall be entitled to receive the same consideration per share as a result of such merger or consolidation; provided, that this requirement shall be deemed to be satisfied if the consideration received by the holders of Special Common Shares consists of securities which have relative rights, preferences and limitations vis-a-vis the securities received by the holders of Common Shares that, in the judgment of the Board, are substantially similar in all material respects to the relative rights, preferences and limitations of the Special Common Shares vis-a-vis the Common Shares, respectively.

                  (e) Every reference in this Restated Certificate of Incorporation or under Delaware law to a majority or other proportion of shares of capital stock shall, to the extent permitted under Delaware law, refer to a majority or such other proportion of the votes entitled to be cast by such shares of capital stock.

                  (f) In accordance with Section 203(b)(3) of the DGCL, the Corporation expressly elects not be governed by Section 203 of the DGCL.

                  (g) Advance notice of shareholder nominations for election of directors and other business to be brought by shareholders before a meeting of shareholders shall be given in the manner provided in the Bylaws of the Corporation.

                  (h) Any action required to be taken or which may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by persons entitled to vote capital stock of the Corporation representing not less than 90% of the voting power of the shares that would be necessary to authorize or take such action at a meeting at which all shares of capital stock of the Corporation entitled to vote thereon were present and voted.

         18.      Redemption to Protect Licenses.

                  (a) Notwithstanding any other provision of this Restated Certificate of Incorporation, as amended, to the contrary, any outstanding shares of stock of the Corporation (other than Series A Common Shares) shall be subject to redemption by the Corporation, by action of the Board, if in the judgment of the Board such action should be taken, pursuant to Section 151(b)(2) of the DGCL or any other applicable provision of law, to the extent necessary to prevent the loss or secure the reinstatement of, or to prevent the denial of applications for or the renewal of, any license or franchise from any governmental agency held by the Corporation or any of its Subsidiaries, or of any person in which the Corporation has any ownership or voting interest, direct or indirect, to conduct any portion of the business of the Corporation or any of its Subsidiaries, or any person in which the Corporation has any ownership or voting interest, direct or indirect, which license or franchise is conditioned upon some or all of the holders of the Corporation's stock, or any other person with the right to vote such stock or on whose behalf such stock is owned or voted, possessing prescribed qualifications or any other condition. The terms and conditions of such redemption shall be as follows:

                           (i) The redemption price of the shares to be redeemed
                  pursuant to this  paragraph 18 shall be equal to the lesser of
                  (A) the Fair Market Value of such shares or (B) if such shares were purchased by such Disqualified Holder within one year of the Redemption Date, such Disqualified Holder's purchase price for such shares;

                      (ii) The  redemption  price of such  shares may be paid in cash, Redemption Securities or any combination thereof;

                     (iii) If less  than  all the  shares  held by  Disqualified
                  Holders are to be redeemed, the shares to be redeemed shall be selected in such manner as shall be determined by the Board, which may include selection first of the most recently purchased shares thereof, selection by lot or selection in any other manner determined by the Board;

                      (iv) At least 30 days'  written  notice of the  Redemption
                  Date shall be given to the record holders of the shares selected to be redeemed (unless waived in writing by any such holder); provided that the Redemption Date may be the date on which written notice shall be given to record holders if the cash or Redemption Securities necessary to effect the redemption shall have been deposited in trust for the benefit of such record holders and subject to immediate withdrawal by them upon surrender of the stock certificates for their shares to be redeemed;

                           (v) From and after the  Redemption  Date, any and all
                  rights of whatever nature, which may be held by the owners of shares selected for redemption (including without limitation any rights to vote or participate in dividends declared on stock of the same class or series as such shares), shall cease and terminate and they shall thenceforth be entitled only to receive the cash or Redemption Securities payable upon redemption; and

                      (vi) Such other  terms and  conditions  as the Board shall determine.

                  (b) For purposes of this paragraph 18:

                  "Disqualified Holder" shall mean any holder of shares of stock of the Corporation whose holding of such stock on behalf of such holder or on behalf of any other person involving any beneficial or other indirect ownership interest or voting power with respect to such stock, either individually or when taken together with the holding or voting of shares of stock of the Corporation by any other holders or persons entitled to vote such stock, may result, in the good faith judgment of the Board, in the loss of, or the failure to secure the reinstatement of, or the denial of applications for or the renewal of, any license or franchise from any governmental agency held by the Corporation or any of its Subsidiaries or of any person in which the Corporation has any ownership or voting interest to conduct any portion of the business of the Corporation or any of its Subsidiaries or of any person in which the Corporation has any ownership or voting interest, direct or indirect.

                  "Fair Market Value" of a share of the Corporation's stock of any class or series shall mean the average Closing Price for such a share for each of the 20 most recent days on which shares of stock of such class or series shall have been traded preceding the day on which notice of redemption shall be given pursuant to this paragraph 18; provided, however, that if shares of stock of such class or series are not traded on any securities exchange or in the over-the-counter market, "Fair Market Value" shall be determined by the Board in good faith. "Closing Price" on any day means the reported closing sales price or, in case no such sale takes place, the average of the reported closing bid and asked prices on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing sales price or bid quotation for such stock on the Nasdaq Stock Market or any system then in use, or if no such prices or quotations are available, the fair market value on the day in question as determined by the Board in good faith.

                  A "person" shall mean an individual, a corporation, a partnership, a joint venture, a trust or unincorporated organization, a joint stock company or similar organization, a government or any political subdivision thereof, or any other legal entity.

                  "Redemption Date" shall mean the date fixed by the Board for the redemption of shares of stock of the Corporation pursuant to this paragraph 18.

                  "Redemption Securities" shall mean any debt or equity securities (other than Series A Common Shares or securities convertible into or exchangeable for, or carrying a right to subscribe to or acquire, Series A Common Shares) of the Corporation, any of its Subsidiaries or any other corporation, or any combination thereof, having such terms and conditions as shall be approved by the Board and which, together with any cash to be paid as part of the redemption price, in the opinion of any nationally recognized investment banking firm selected by the Board (which may be a firm which provides other investment banking, brokerage or other services to the Corporation), has a value, at the time notice of redemption is given pursuant to subparagraph (a)(iv) of this paragraph 18, at least equal to the price required to be paid pursuant to subparagraph (a)(i) of this paragraph 18 (assuming, in the case of Redemption Securities to be publicly traded, such Redemption Securities were fully distributed and subject only to normal trading activity).

         19. Definitions. In addition to the definitions set forth above in this Restated Certificate of Incorporation, unless the context requires otherwise, the following terms shall have the meanings specified below:

         "Adjusted Outstanding Interest Fraction," as of any date, shall mean, with respect to a particular class of Tracking Stock, a fraction the numerator of which is the aggregate number of shares of such class of Tracking Stock outstanding on such date and the denominator of which is the sum of (a) such aggregate number of outstanding shares, (b) the Number of Shares Issuable with Respect to Retained Interest for such class of Tracking Stock as of such date,
(c) the aggregate Number of Shares Issuable with Respect to Inter-Group Interest by all other Tracking Groups in such Tracking Stock, if any, as of such date and
(d) the Number of Shares Issuable to Third Parties with respect to such Tracking Stock as of such date.

        "Aerial" shall mean Aerial Communications, Inc., a Delaware corporation.

         "Aerial Group" shall mean, as of any date, that any Aerial Group Common Shares have been issued and continue to be outstanding:

                  (a) the interest of the Corporation or any of its subsidiaries in Aerial and its subsidiaries (including any successor thereto by merger, consolidation or sale of all or substantially all of its assets, whether or not in connection with a Related Business Transaction) and their respective businesses, assets and liabilities, except any of such businesses, assets or liabilities which have been attributed by the Board to another Group;

                  (b) all businesses, assets and liabilities of the Corporation or any of its subsidiaries to the extent attributed to the Aerial Group by the Board, whether or not such businesses, assets or liabilities are businesses, assets and liabilities of Aerial or any of its subsidiaries (or a successor as described in clause (a) of this sentence);

                  (c) all businesses, assets and liabilities contributed or otherwise transferred to the Aerial Group from the TDS Group or any of the other Tracking Groups;

                  (d) the interest of the Corporation or any of its subsidiaries in the businesses, assets and liabilities acquired by the Corporation or any of its subsidiaries for the Aerial Group, as determined by the Board;

                  (e) a proportionate undivided interest in each and every business, asset and liability attributed to another Tracking Group equal to the Inter-Group Interest Fraction, if any, of the Aerial Group in such other Tracking Group; and

                  (f) such other businesses, assets and liabilities and such adjustments to the foregoing as may be contemplated hereby or which may be determined in good faith by the Board.

         If a Retained Interest in the Aerial Group is then existing and if the Corporation shall pay a dividend or make any other distribution with respect to Aerial Group Common Shares payable in cash, securities or other property of the Corporation attributed to the Aerial Group, other than Aerial Group Common Shares, the TDS Group shall be deemed to hold an amount or fair value thereof (as determined in good faith by the Board) of such cash, securities or other property equal to the amount or fair value so distributed multiplied by a fraction the numerator of which is the Aerial Group's Retained Interest Fraction and the denominator of which is the Aerial Group's Outstanding Interest Fraction in effect immediately prior to the record date for such dividend or other distribution and, to the extent interest or dividends are paid or other distributions are made on any securities other than Aerial Group Common Shares so distributed to the holders of Aerial Group Common Shares, the Aerial Group shall no longer include a corresponding ratable amount or fair value of the kind of assets paid as such interest or dividends or other distributions in respect of such securities deemed to be held by the TDS Group.

         If an Inter-Group Interest in the Aerial Group is then existing and if the Corporation shall pay a dividend or make any other distribution with respect to Aerial Group Common Shares payable in cash, securities or other property of the Corporation attributed to the Aerial Group other than Aerial Group Common Shares, the Tracking Group(s) holding the Inter-Group Interest(s) in the Aerial Group shall be deemed to hold an amount or fair value thereof (as determined in good faith by the Board) of such cash, securities or other property equal to the amount or fair value so distributed multiplied by a fraction the numerator of which is the Inter-Group Interest Fraction in the Aerial Group in effect immediately prior to the record date for such dividend or other distribution and the denominator of which is equal to the Aerial Group's Outstanding

Interest Fraction in effect immediately prior to the record date for such dividend or other distribution and, to the extent interest or dividends are paid or other distributions are made on any securities other than Aerial Group Common Shares so distributed to the holders of Aerial Group Common Shares, the Aerial Group shall no longer include a corresponding ratable amount or fair value of the kind of assets paid as such interest or dividends or other distributions in respect of such securities deemed to be held by the Tracking Group holding the Inter-Group Interest in the Aerial Group.

         From and after any transfer of cash, securities or other property from the Aerial Group to the TDS Group or to another Tracking Group, the Aerial Group shall no longer include the cash, securities or other property so transferred and the TDS Group or such other Tracking Group, as the case may be, shall include such cash, securities or other property, and from and after any transfer of cash, securities or other property from the TDS Group or another Tracking Group to the Aerial Group, the TDS Group or such other Tracking Group, as the case may be, shall no longer include the cash, securities or other property so transferred and the Aerial Group shall include such cash, securities or other property.

        "Aerial Group Common Shares," shall mean the Aerial Communications Group Common Shares, par value $0.01 per share.

        "Available Dividend Amount," as of any date, shall mean, with respect to any Tracking Group, the product of the Outstanding Interest Fraction of such Tracking Group and either (a) the excess of (i) an amount equal to the total assets of such Tracking Group less the total liabilities (not including preferred stock) of such Tracking Group as of such date over (ii) the aggregate par value of, or any greater amount determined to be capital in respect of, all outstanding shares of such class of Tracking Stock of such Tracking Group and each class or series of Preferred Shares or Undesignated Shares attributed to such Tracking Group or (b) in case there is no such excess, an amount equal to Corporation Earnings (Losses) attributable to such Tracking Group (if positive) for the fiscal year in which such date occurs and/or the preceding fiscal year. The Available Dividend Amount for a Tracking Group is intended to be similar to an amount equal to the product of the Outstanding Interest Fraction and the amount that would be legally available for the payment of dividends on shares of Tracking Stock under Delaware law if the related Tracking Group were a separate Delaware corporation. The "Available Dividend Amount" as of any date, shall mean, with respect to the TDS Group, the greater of (x) the amount of all surplus (as defined in the DGCL) of the Corporation or, if there is no surplus, the net profits (as contemplated by the DGCL) of the Corporation for the fiscal year in which such date occurs and/or the preceding fiscal year (if positive), less the sum of the Available Dividend Amounts of all of the Tracking Groups, or
(y) an amount equal to the sum of the Retained Interest Available Dividend Amounts (if positive) with respect to all of the Tracking Groups, plus, without duplication, either (a) the excess of (i) an amount equal to the total assets of the TDS Group less the total liabilities (not including preferred stock) of the TDS Group as of such date over (ii) the aggregate par value of, or any greater amount determined to be capital in respect of, all outstanding Series A Common Shares, Common Shares and any issued Special Common Shares, and each class or series of Preferred Shares or Undesignated Shares attributed to the TDS Group or
(b) in case there is no such excess, an amount equal to Corporation Earnings (Losses) attributable to the TDS Group (if positive) for the fiscal year in which such date occurs and/or the preceding fiscal year.

         "Board" shall mean the Board of Directors of the Corporation.

         "Cellular Group" shall mean, as of any date, that any shares of Cellular Group Stock have been issued and continue to be outstanding:

                  (a) the interest of the Corporation or any of its subsidiaries in U.S. Cellular and its subsidiaries (including any successor thereto by merger, consolidation or sale of all or substantially all of its assets, whether or not in connection with a Related Business Transaction) and their respective businesses, assets and liabilities, except any of such businesses, assets or liabilities which have been attributed by the Board to another Group;

                  (b) all businesses, assets and liabilities of the Corporation or any of its subsidiaries to the extent attributed to the Cellular Group by the Board, whether or not such businesses, assets or liabilities are businesses, assets and liabilities of U.S. Cellular or any of its subsidiaries (or a successor as described in clause (a) of this sentence);

                  (c) all businesses, assets and liabilities contributed or otherwise transferred to the Cellular Group from the TDS Group or any of the other Tracking Groups;

                  (d) the interest of the Corporation or any of its subsidiaries in the businesses, assets and liabilities acquired by the Corporation or any of its subsidiaries for the Cellular Group, as determined by the Board;

                  (e) a proportionate undivided interest in each and every business, asset and liability attributed to another Tracking Group equal to the Inter-Group Interest Fraction, if any, of the Cellular Group in such other Tracking Group; and

                  (f) such other businesses, assets and liabilities and such adjustments to the foregoing as may be contemplated hereby or which may be determined in good faith by the Board.

         If a Retained Interest in the Cellular Group is then existing and if the Corporation shall pay a dividend or make any other distribution with respect to Cellular Group Common Shares payable in cash, securities or other property of the Corporation attributed to the Cellular Group, other than Cellular Group Common Shares, the TDS Group shall be deemed to hold an amount or fair value thereof (as determined in good faith by the Board) of such cash, securities or other property equal to the amount or fair value so distributed multiplied by a fraction the numerator of which is the Cellular Group's Retained Interest Fraction and the denominator of which is the Cellular Group's Outstanding
Interest Fraction in effect immediately prior to the record date for such dividend or other distribution and, to the extent interest or dividends are paid or other distributions are made on any securities other than Cellular Group Common Shares so distributed to the holders of Cellular Group Common Shares, the Cellular Group shall no longer include a corresponding ratable amount or fair value of the kind of assets paid as such interest or dividends or other distributions in respect of such securities deemed to be held by the TDS Group.

         If an Inter-Group Interest in the Cellular Group is then existing and if the Corporation shall pay a dividend or make any other distribution with respect to Cellular Group Common Shares payable in cash, securities or other property of the Corporation attributed to the Cellular Group other than Cellular Group Common Shares, the Tracking Group holding the Inter-Group Interest in the Cellular Group shall be deemed to hold an amount or fair value thereof (as determined in good faith by the Board) of such cash, securities or other property equal to the amount or fair value so distributed multiplied by a fraction the numerator of which is the Inter-Group Interest Fraction in the Cellular Group in effect immediately prior to the record date for such dividend or other distribution and the denominator of which is equal to the Cellular Group's Outstanding Interest Fraction in effect immediately prior to the record date for such dividend or other distribution and, to the extent interest or dividends are paid or other distributions are made on any securities other than Cellular Group Common Shares so distributed to the holders of Cellular Group Common Shares, the Cellular Group shall no longer include a corresponding ratable amount or fair value of the kind of assets paid as such interest or dividends or other distributions in respect of such securities deemed to be held by the Tracking Group holding the Inter-Group Interest in the Cellular Group.

         From and after any transfer of cash, securities or other property from the Cellular Group to the TDS Group or to another Tracking Group, the Cellular Group shall no longer include the cash, securities or other property so transferred and the TDS Group or such other Tracking Group, as the case may be, shall include such cash, securities or other property, and from and after any transfer of cash, securities or other property from the TDS Group or another Tracking Group to the Cellular Group, the TDS Group or such other Tracking Group, as the case may be, shall no longer include the cash, securities or other property so transferred and the Cellular Group shall include such cash, securities or other property.

         "Cellular Group Common Shares" means the United States Cellular Group Common Shares, par value $0.01 per share.

         "Committed Acquisition Shares," as of any date, shall mean (a) Common Shares that the Corporation had, prior to such date, agreed to issue in connection with acquisitions, but as of such date had not been issued, and (b) Common Shares that are issuable upon conversion, exercise or exchange of Convertible Securities that the Corporation had, prior to such date, agreed to issue in connection with acquisitions, but as of such date had not been issued, in each case including obligations of the Corporation to issue Cellular Group Common Shares, Telecom Group Common Shares and Aerial Group Common Shares as a
result of the Distribution pursuant to anti-dilution provisions in the acquisition agreements providing for the issuance of Common Shares or Convertible Securities which are convertible into or exercisable or exchangeable for Common Shares, without duplication of any Common Shares issuable upon conversion, exercise or exchange of Convertible Securities.

         "Common Stock" shall mean shares of capital stock of the Corporation designated as common stock, including Series A Common Shares, Common Shares, Special Common Shares, Cellular Group Common Shares, Telecom Group Common Shares and Aerial Group Common Shares.

         "Corporation Earnings (Loss)" for any period, with respect to any class of Common Stock, shall mean the net earnings or loss of the related Group for such period determined on a basis consistent with the determination of the net earnings or loss of such Group for such period as presented in the combined financial statements of such Group for such period, including income and expenses of the Corporation attributed to the operations of such Group on a substantially consistent basis, including without limitation, corporate, general and administrative costs, net interest and income taxes.

         "Convertible Securities" shall mean any securities of the Corporation, including preferred stock, options and other rights (other than Common Stock), that are convertible into, exchangeable for or evidence the right to purchase any shares of any class or series of Common Stock, whether upon conversion, exercise or exchange, pursuant to anti-dilution provisions of such securities or otherwise.

         "DGCL" shall mean the Delaware General Corporation Law.

         "Distribution" shall mean the contemplated initial distribution of Cellular Group Shares, Telecom Group Shares and/or Aerial Group Shares or any part thereof to be made to the holders of Common Shares and Series A Common Shares.

         "Fair Value of Net Proceeds" shall mean, as of any date, with respect to any Disposition of any of the businesses, assets and liabilities of a Tracking Group, an amount, if any, equal to the fair value of the gross proceeds of such Disposition less any payment of, or reasonable provision for, (a) any taxes related to such Disposition or in respect of any resulting dividend or redemption, including deferred taxes, but not including any deductions or other offsets which may be available to the Corporation which are not attributed to such Tracking Group, (b) any transaction costs, including, without limitation, any legal, investment banking and accounting fees and expenses and (c) any liabilities and other obligations (contingent or otherwise) of, or attributed to, that Tracking Group, including, without limitation, obligations with respect to committed acquisitions and Convertible Securities attributed to the Tracking Group, any indemnity or guarantee obligations incurred in connection with the Disposition or any liabilities for future purchase price adjustments, and any preferential amounts plus any accumulated and unpaid dividends and other obligations in respect of any class or series of Preferred Shares or Undesignated Shares attributed to such Tracking Group (without duplication). For purposes of this definition, any businesses, assets and liabilities of the affected Tracking Group which the Board determines to retain after such Disposition shall be deemed to constitute "reasonable provision" for such amount of taxes, costs and liabilities (contingent or otherwise). To the extent the proceeds of any Disposition include any securities or other property other than cash, the Board shall determine the fair value of such securities or property, including for the purpose of determining the comparable value thereof if the Board determines to pay a dividend or redemption price in cash or securities or other property as provided in this Restated Certificate of Incorporation.

         "Group" shall mean the Aerial Group, the Cellular Group, the Telecom Group and the TDS Group and any other Group so designated by the Board.

         "Initial Issuance Date" shall mean, with respect to a class of stock, the initial date of issuance of shares of such class of stock.

         "Inter-Group Interest," as of any date, shall mean that part of the Corporation's equity interest in a Tracking Group which is deemed to be held (or subsequently acquired) by the Corporation and attributed to a Group other than the TDS Group. A Tracking Group may not hold an Inter-Group interest in the TDS Group.

         "Inter-Group Interest Fraction," as of any date, with respect to any Investor Group, shall mean a fraction the numerator of which is the Number of Shares issuable with Respect to Inter-Group Interest in an Issuer Group by such Investor Group as of such date and the denominator of which is the sum of (a) the aggregate Number of Shares Issuable with Respect to Inter-Group Interest in such Issuer Group by all Investor Groups as of such date, (b) the aggregate number of shares of Tracking Stock of such Issuer Group outstanding as of such date and (c) the Number of Shares Issuable with Respect to Retained Interest in such Issuer Group as of such date.

         "Issuer Group" shall mean a Tracking Group in which there is an Inter-Group Interest by an Investor Group.

         "Investor Group" means a Tracking Group which holds an Inter-Group Interest in an Issuer Group.

         "Market Capitalization" of any class or series of capital stock of the Corporation on any Trading Day shall mean the product of (a) the Market Value of one share of such class or series on such Trading Day and (b) the number of shares of such class or series outstanding at the close of business on such Trading Day.

         "Market Value" of a share of any class or series of capital stock of the Corporation on any day shall mean the average of the high and low reported sale prices regular way of a share of such class or series on such day (if such day is a Trading Day, and if such day is not a Trading Day, on the Trading Day immediately preceding such day) or in case no such reported sale takes place on such Trading Day the average of the reported closing bid and asked prices regular way of a share of such class or series on such Trading Day, in either case on the American Stock Exchange or such other national securities exchange or the Nasdaq National Market on which such class or series is listed, or if the shares of such class or series are not quoted on the American Stock Exchange or any other national securities exchange or the Nasdaq National Market on such Trading Day, the average of the closing bid and asked prices of a share of such class or series in the over-the-counter market on such Trading Day as furnished by any New York Stock Exchange member firm selected from time to time by the Corporation, or if such closing bid and asked prices are not made available by any such New York Stock Exchange member firm on such Trading Day, the market value of a share of such class or series as determined by the Board; provided, that if the Special Common Shares or Series A Common Shares are not trading on a national securities exchange or the Nasdaq National Market, and if bid and asked prices are not available for the Special Common Shares or the Series A Common Shares, the Market Value of a Special Common Share or a Series A Common Share, as applicable, shall be deemed to be the same as a Common Share for purposes of determining Market Value under Sections 8, 10 and 12 hereof; and provided further, that for purposes of determining Market Values under Sections 8, 10 and 12 hereof (a) the "Market Value" of a share of any series of Common Stock on any day prior to the "ex" date or any similar date for any dividend or distribution paid or to be paid with respect to such series of Common Stock shall be reduced by the fair market value of the per share amount of such dividend or distribution as determined by the Board and (b) the "Market Value" of a share of any series of Common Stock on any day prior to (i) the effective date of any subdivision (by stock split or otherwise) or combination (by reverse stock split or otherwise) of outstanding shares of such series of Common Stock or (ii) the "ex" date or any similar date for any dividend or distribution with respect to any such series of Common Stock in shares of such series of Common Stock, shall be appropriately adjusted to reflect such subdivision, combination, dividend or distribution.

         "Merger," shall mean the merger of TDS Iowa with and into the Corporation.

         "Number of Shares Issuable with Respect to Inter-Group Interest" shall mean, with respect to any Tracking Group (for purposes of this definition, the "Issuer Group"), the number of shares of Tracking Stock of the Issuer Group (the "Issuer Group Shares") which are attributed to, and that could be issued or sold by the Corporation for the benefit of, another Tracking Group (for purposes of this definition, the "Investor Group"). Initially, the Number of Shares Issuable with Respect to Inter-Group Interest in each Tracking Group shall be zero, and shall from time to time thereafter, as applicable, be:

                  (a) adjusted as appropriate to reflect subdivisions (by stock split or otherwise) and combinations (by reverse stock split or otherwise) of the Issuer Group Shares and dividends or distributions of Issuer Group Shares to the holders thereof and other reclassifications of the Issuer Group Shares or similar transactions;

                  (b) decreased (but not to less than zero) by (i) the aggregate number of Issuer Group Shares issued or sold by the Corporation, for cash, securities or other property, the proceeds of which are attributed to the Investor Group, (ii) the aggregate number of Issuer Group Shares issued or delivered upon conversion, exercise or exchange of Convertible Securities, the proceeds of which are attributed to the Investor Group, (iii) the aggregate number of Issuer Group Shares issued or delivered by the Corporation as a dividend or distribution to holders of shares of the Investor Group, (iv) the aggregate number of Issuer Group Shares issued or delivered upon the conversion, exercise or exchange of any Convertible Securities issued or delivered by the Corporation as a dividend or distribution or by reclassification or exchange to holders of shares of the Investor Group, and (v) the aggregate number of Issuer Group Shares (rounded, if necessary, to the nearest whole number), equal to the aggregate fair value (as determined by the Board) of assets or properties attributed to the Issuer Group that are transferred from the Issuer Group to the Investor Group in consideration of a reduction in the Number of Shares Issuable with Respect to Inter-Group Interest by the Investor Group in the Issuer Group, divided by the Market Value of one Issuer Group Share as of the date of such transfer;

                  (c) increased by (i) the aggregate number of any Issuer Group Shares which are retired or otherwise cease to be outstanding following their purchase with funds attributed to the Investor Group and (ii) a number (rounded, if necessary, to the nearest whole number), equal to the fair value (as determined by the Board) of assets or properties theretofore attributed to the Investor Group that are contributed to the Issuer Group in consideration of an increase in the Number of Shares Issuable with Respect to Inter-Group Interest in the Issuer Group by the Investor Group, divided by the Market Value of one Issuer Group Share as of the date of such contribution; and

                  (d)  adjusted  as  may  be   appropriate   to  reflect   other
         transactions between the Issuer Group and the Investor Group, as determined in good faith by the Board.

         Whenever a change in the Number of Shares Issuable with Respect to Inter-Group Interest with respect to any Group occurs, the Corporation shall prepare and file a statement of such change with the Secretary of the Corporation.

         "Number of Shares Issuable with Respect to Retained Interest" shall mean the number of shares of a class of Tracking Stock of a Tracking Group (for purposes of this definition, the "Issuer Group") that are attributed to, and could be issued or sold by the Corporation for the account of, the TDS Group in respect of a Retained Interest by the TDS Group in such Issuer Group. The Number of Shares Issuable with Respect to Retained Interest shall initially be determined by the Board, and shall from time to time thereafter, as applicable, be:

                  (a) adjusted as appropriate to reflect subdivisions (by stock split or otherwise) and combinations (by reverse stock split or otherwise) of the Issuer Group Shares, and dividends or distributions of Issuer Group Shares to the holders thereof and other reclassifications of Issuer Group Shares or similar transactions;

                  (b) decreased (but not to less than zero) by (i) the aggregate number of Issuer Group Shares issued or sold by the Corporation, for cash, securities or other property, the proceeds of which are attributed to the TDS Group, (ii) the aggregate number of Issuer Group Shares issued or delivered upon conversion, exercise or exchange of Convertible Securities (including Pre-Distribution Convertible Securities), the proceeds of which are attributed to the TDS Group,
         (iii) the aggregate number of Issuer Group Shares issued or delivered by the Corporation as a dividend or distribution to holders of Common Shares, Series A Common Shares or Special Common Shares, (iv) the aggregate number of Issuer Group Shares issued or delivered upon the conversion, exercise or exchange of any Convertible Securities issued or delivered by the Corporation as a dividend or distribution or by reclassification or exchange to holders of shares of Common Shares, Series A Common Shares or Special Common Shares, and (v) the aggregate number of Issuer Group Shares (rounded, if necessary, to the nearest whole number), equal to the aggregate fair value (as determined by the Board) of assets or properties attributed to the Issuer Group that are transferred from the Issuer Group to the TDS Group in consideration of a reduction in the Number of Shares Issuable with Respect to Retained Interest in the Issuer Group, divided by the Market Value of one Issuer Group Share as of the date of such transfer;

                  (c) increased by (i) the aggregate number of any Issuer Group Shares which are retired or otherwise cease to be outstanding following their purchase with funds attributed to the TDS Group and (ii) a number (rounded, if necessary, to the nearest whole number), equal to the fair value (as determined by the Board) of assets or properties theretofore attributed to the TDS Group that are contributed to the Issuer Group in consideration of an increase in the Number of Shares Issuable with Respect to Retained Interest in the Issuer Group, divided by the Market Value of one Issuer Group Share as of the date of such contribution; and

                  (d)  adjusted  as  may  be   appropriate   to  reflect   other
         transactions between the Issuer Group and the TDS Group, as determined in good faith by the Board.

                  Whenever a change in the Number of Shares Issuable with Respect to Retained Interest in any Tracking Group occurs, the Corporation shall prepare and file a statement of such change with the Secretary of the Corporation.

         "Number of Shares Issuable To Third Parties" shall mean, as of any date, the number of shares of any class or series of Common Stock (such shares are herein referred to as "Shares Issuable to Third Parties") which are issuable
(a) as Committed Acquisition Shares, (b) pursuant to the conversion, exercise or exchange of Convertible Securities or (c) otherwise, other than shares which are deemed to be issuable with respect to a Retained Interest or with respect to an Inter-Group Interest, as may be determined in good faith by the Board considering any relevant factors, including whether the holders of Convertible Securities would derive an economic benefit from the conversion, exercise or exchange of such Convertible Securities which exceeds the economic cost thereof or the economic benefit of not converting, exercising or exchanging such Convertible Securities.

         "Outstanding Interest Fraction," as of any date, shall mean, with respect to any class of Tracking Stock, a fraction the numerator of which is the aggregate number of shares of such class of Tracking Stock outstanding on such date and the denominator of which is the sum of (a) such aggregate number of shares, (b) the Number of Shares Issuable with Respect to Retained Interest of such class of Tracking Stock as of such date and (c) the aggregate Number of Shares Issuable with Respect to Inter-Group Interest by all other Tracking Groups in such Tracking Stock, if any, as of such date.

         "Pre-81 Preferred Shares," as of any date, shall mean the series of Preferred Shares of the Corporation which are issued in the Merger in exchange for series of Preferred Shares of TDS Iowa that were originally issued before October 31, 1981, as identified in Section A of Article IV.

         "Pre-Distribution Convertible Securities" shall mean Convertible Securities that are outstanding on the record date for the Distribution and are, prior to such date, convertible into or exercisable or exchangeable for either Common Shares or Series A Common Shares; provided, if the record date for the Distribution of any of the Cellular Group Shares, Telecom Group Shares or Aerial Group Shares is not the same date, the Board shall determine which, if any, Convertible Securities (or proportion thereof) that are issued after the first record date for any part of the Distribution, shall represent Pre- Distribution Convertible Securities.

         "Post-81 Preferred Shares," as of any date, shall mean the series of Preferred Shares of the Corporation which are issued in the Merger in exchange for series of Preferred Shares of TDS Iowa that were originally issued after October 31, 1981, as identified in Section A of Article IV.

         "Qualifying Subsidiary" or "Qualifying Subsidiaries," as of any date, shall mean a Subsidiary or Subsidiaries of the Corporation (a) in which (i) the Corporation's ownership and voting interest is sufficient to satisfy the requirements of the Internal Revenue Service for a distribution of the Corporation's interest in such Subsidiary to the holders of Common Stock of the Corporation that is tax-free to such holders or (ii) the Corporation owns, directly or indirectly, all of the issued and outstanding capital stock and (b) which hold(s) all of the assets and liabilities attributed to a Tracking Group.

         "Related Business Transaction" shall mean any Disposition of all or substantially all of the properties and assets of a Tracking Group in which the Corporation receives as proceeds of such Disposition primarily equity securities (including, without limitation, capital stock, convertible securities, partnership or limited partnership interests and other types of equity securities, without regard to the voting power or contractual or other management or governance rights related to such equity securities) of the purchaser or acquiror of such assets and properties of such Tracking Group, any entity which succeeds (by merger, formation of a joint venture enterprise or otherwise) to such assets and properties of such Tracking Group or a third party issuer, which purchaser, acquiror or other issuer is engaged or proposes to engage primarily in one or more businesses similar or complementary to the businesses conducted by such Tracking Group prior to such Disposition, as determined in good faith by the Board.

         "Retained Interest Available Dividend Amount," as of any date, shall mean, with respect to a Tracking Group, an amount (not less than zero) equal to the product of (a) a fraction, the numerator of which is the Retained Interest Fraction and the denominator of which is the Outstanding Interest Fraction with respect to such Tracking Group multiplied by (b) the Available Dividend Amount of such Tracking Group.

         "Retained Interest Fraction," as of any date, shall mean, with respect to any class of Tracking Stock, a fraction the numerator of which is the Number of Shares Issuable with Respect to Retained Interest of such class of Tracking Stock as of such date and the denominator of which is the sum of (a) such Number of Shares Issuable with Respect to Retained

Interest as of such date, (b) the aggregate Number of Shares Issuable with Respect to Inter-Group Interest by all other Tracking Groups in such Tracking Stock, if any, as of such date, and (c) the aggregate number of shares of such class of Tracking Stock outstanding as of such date.

         "Shares Issuable to Third Parties" shall have the meaning set forth in the definition of "Number of Shares Issuable to Third Parties."

         "Subsidiary" shall mean, with respect to any person or entity, any corporation or partnership 50% or more of whose outstanding voting securities or partnership interests, as the case may be, are directly or indirectly owned by such person or entity.

         "TDS Group" shall mean, as of any date, that any shares of any class or series of Tracking Stock have been issued and continue to be outstanding:

                  (a)  the   interest  of  the   Corporation   and  all  of  its
         subsidiaries, (including any successors thereto by merger, consolidation or sale of all or substantially all of its assets) and their respective properties and assets, other than (except as provided in paragraph (e) of this definition) the interest of the Corporation and its subsidiaries in Aerial and its subsidiaries, TDS Telecom and its subsidiaries, U.S. Cellular and its subsidiaries, and any other subsidiaries attributed by the Board to a Group other than the TDS Group (including any successors thereto by merger, consolidation or sale of all or substantially all of its assets, whether or not in connection with Related Business Transactions) and their respective businesses, assets and liabilities;

                  (b) all businesses, assets and liabilities of the Corporation or any of its subsidiaries to the extent attributed to the TDS Group by the Board, whether or not such businesses, assets or liabilities are businesses, assets and liabilities of the TDS Group or any of its subsidiaries (or a successor as described in clause (a) of this sentence);

                  (c) all businesses, assets and liabilities contributed or otherwise transferred to the TDS Group from any of the Tracking Groups;

                  (d) the interest of the Corporation or any of its subsidiaries in the businesses, assets and liabilities acquired by the Corporation or any of its subsidiaries for the TDS Group, as determined by the Board;

                  (e) a proportionate undivided interest in each and every business, asset and liability attributed to a Tracking Group equal to the Retained Interest Fraction of the TDS Group in such other Tracking Group; and

                  (f) such other businesses, assets and liabilities and such adjustments to the foregoing as may be contemplated hereby or which may be determined in good faith by the Board.

         If a Retained Interest in any Tracking Group is then existing and if the Corporation shall pay a dividend or make any other distribution with respect to holders of Tracking Stock of such Tracking Group payable in cash, securities or other property of the Corporation attributed to such Tracking Group, other than shares of Tracking Stock, the TDS Group shall be deemed to hold an amount or fair value thereof (as determined in good faith by the Board) of such cash, securities or other property equal to the amount or fair value so distributed multiplied by a fraction the numerator of which is such Tracking Group's Retained Interest Fraction and the denominator of which is such Tracking Group's Outstanding Interest Fraction in effect immediately prior to the record date for such dividend or other distribution and, to the extent interest or dividends are paid or other distributions are made on any securities other than shares of Tracking Stock so distributed to the holders of such shares of Tracking Stock, such Tracking Group shall no longer include a corresponding ratable amount or fair value of the kind of assets paid as such interest or dividends or other distributions in respect of such securities deemed to be held by the TDS Group.

         From and after any transfer of cash, securities or other property from a Tracking Group to the TDS Group, such Tracking Group shall no longer include the cash, securities or other property so transferred and the TDS Group shall include such cash, securities or other property and from and after any transfer of cash, securities or other property from the TDS

Group to a Tracking Group, the TDS Group shall no longer include the cash, securities or other property so transferred and such Tracking Group shall include such cash, securities or other property.

         "TDS Group Shares" shall mean the Series A Common Shares, Common Shares and any issued Special Common Shares of the Corporation and any other shares of capital stock designated by the Board as TDS Group Shares.

         "TDS Iowa" shall mean Telephone and Data Systems, Inc., an Iowa corporation.

         "TDS  Telecom"  shall  mean  TDS  Telecommunications   Corporation,  a
Delaware corporation.

         "Telecom Group" shall mean, as of any date, that any shares of Telecom Group Stock have been issued and continue to be outstanding:

                  (a) the interest of the Corporation or any of its subsidiaries in TDS Telecom and its subsidiaries (including any successor thereto by merger, consolidation or sale of all or substantially all of its assets, whether or not in connection with a Related Business Transaction) and their respective businesses, assets and liabilities, except any of such businesses, assets or liabilities which have been attributed by the Board to another Group;

                  (b) all businesses, assets and liabilities of the Corporation or any of its subsidiaries to the extent attributed to the Telecom Group by the Board, whether or not such businesses, assets or liabilities are businesses, assets and liabilities of TDS Telecom or any of its subsidiaries (or a successor as described in clause (a) of this sentence);

                  (c) all businesses, assets and liabilities contributed or otherwise transferred to the Telecom Group from the TDS Group or any of the other Tracking Groups;

                  (d) the interest of the Corporation or any of its subsidiaries in the businesses, assets and liabilities acquired by the Corporation or any of its subsidiaries for the Telecom Group, as determined by the Board;

                  (e) a proportionate undivided interest in each and every business, asset and liability attributed to another Tracking Group equal to the Inter-Group Interest Fraction, if any, of the Telecom Group in such other Tracking Group; and

                  (f) such other businesses, assets and liabilities and such adjustments to the foregoing as may be contemplated hereby or which may be determined in good faith by the Board.

         If a Retained Interest in the Telecom Group is then existing and if the Corporation shall pay a dividend or make any other distribution with respect to Telecom Group Common Shares payable in cash, securities or other property of the Corporation attributed to the Telecom Group, other than Telecom Group Common Shares, the TDS Group shall be deemed to hold an amount or fair value thereof (as determined in good faith by the Board) of such cash, securities or other property equal to the amount or fair value so distributed multiplied by a fraction the numerator of which is the Telecom Group's Retained Interest Fraction and the denominator of which is the Telecom Group's Outstanding
Interest Fraction in effect immediately prior to the record date for such dividend or other distribution and, to the extent interest or dividends are paid or other distributions are made on any securities other than Telecom Group Common Shares so distributed to the holders of Telecom Group Common Shares, the Telecom Group shall no longer include a corresponding ratable amount or fair value of the kind of assets paid as such interest or dividends or other distributions in respect of such securities deemed to be held by the TDS Group.

         If an Inter-Group Interest in the Telecom Group is then existing and if the Corporation shall pay a dividend or make any other distribution with respect to Telecom Group Common Shares payable in cash, securities or other property of the Corporation attributed to the Telecom Group other than Telecom Group Common Shares, the Tracking Group holding the Inter-Group Interest in the Telecom Group shall be deemed to hold an amount or fair value thereof (as determined in good faith by the Board) of such cash, securities or other property equal to the amount or fair value so distributed multiplied by a fraction the numerator of which is the Inter-Group Interest Fraction in the Telecom Group in effect immediately prior to the record date for such dividend or other distribution and the denominator of which is equal to the Telecom Group's

Outstanding Interest Fraction in effect immediately prior to the record date for such dividend or other distribution and, to the extent interest or dividends are paid or other distributions are made on any securities other than Telecom Group Common Shares so distributed to the holders of Telecom Group Common Shares, the Telecom Group shall no longer include a corresponding ratable amount or fair value of the kind of assets paid as such interest or dividends or other distributions in respect of such securities deemed to be held by the Tracking Group holding the Inter-Group Interest in the Telecom Group.

         From and after any transfer of cash, securities or other property from the Telecom Group to the TDS Group or to another Tracking Group, the Telecom Group shall no longer include the cash, securities or other property so transferred and the TDS Group or such other Tracking Group, as the case may be, shall include such cash, securities or other property, and from and after any transfer of cash, securities or other property from the TDS Group or another Tracking Group to the Telecom Group, the TDS Group or such other Tracking Group, as the case may be, shall no longer include the cash, securities or other property so transferred and the Telecom Group shall include such cash, securities or other property.

         "Telecom Group Common Shares" shall mean the TDS Telecommunications Group Common Shares, par value $0.01 per share.

         "Tracking Group" shall mean the Aerial Group, the Cellular Group and the Telecom Group, and any other business group designated as a Tracking Group by the Board.

         "Tracking Stock" shall mean the Aerial Group Common Shares, the Cellular Group Common Shares and the Telecom Group Common Shares, and any other shares of capital stock of the Corporation which the Board designates as Tracking Stock.

         "Trading Day" shall mean each weekday other than a day on which the relevant class of Common Stock of the Corporation is not traded on any national securities exchange or quoted on the Nasdaq Stock Market or on the over-the-counter market.

         "U.S. Cellular" shall mean United States Cellular Corporation, a Delaware corporation.

         20. Determinations by Board. The Board of Directors shall make such determinations with respect to the businesses, assets and liabilities to be attributed to the Groups, the items of income and expenses for purposes of determining the Corporation Earnings (Loss) attributable to the Groups, the application of the provisions of this Article IV to transactions to be engaged in by the Corporation and the powers, preferences and relative, participating, optional and other special rights of the holders of the classes of Common Stock, and the qualifications and restrictions thereon, provided by the Restated Certificate of Incorporation of the Corporation, as may be or become necessary or appropriate to the exercise of such powers, preferences and relative, participating, optional and other special rights, including, without limiting the foregoing, the determinations referred to in the following paragraphs of this paragraph 20. A record of any such determination shall be filed with the records of the actions of the Board of Directors.

                  (a) Upon any acquisition by the Corporation or its subsidiaries of any assets or business, or any assumption of liabilities, outside of the ordinary course of business of any then existing Group, the Board of Directors shall determine whether such assets, business and liabilities (or an interest therein) shall be for the benefit of one Group or that an interest therein shall be partly for the benefit of one or more Groups.

                  (b) Upon any issuance of any shares of Tracking Stock at a time when the Number of Shares Issuable with Respect to Retained Interest or the Number of Shares Issuable with Respect to Inter-Group Interest is more than zero, the Board of Directors shall determine, based on the use of the proceeds of such issuance and any other relevant factors, whether all or any part of the shares of such Tracking Stock so issued should reduce the Number of Shares Issuable with Respect to Retained Interest or the Number of Shares Issuable with Respect to Inter-Group Interest, as the case may be.

                  (c) Upon any issuance by the Corporation or any subsidiary thereof of any Convertible Securities that are convertible into or exchangeable or exercisable for shares of a class of Tracking Stock, if at the time such Convertible Securities are issued the Number of Shares Issuable with Respect to Retained Interest or the Number of Shares Issuable with Respect to Inter-Group Interest is greater than zero, the Board of Directors shall determine whether, upon conversion, exchange or exercise of such Convertible Securities, the issuance of shares of such Tracking Stock pursuant thereto shall, in whole or in part, reduce the Number of Shares Issuable with Respect to Retained Interest or the Number of Shares Issuable with Respect to Inter-Group Interest, taking into consideration the use of the proceeds of such issuance of Convertible Securities and any other relevant factors.

                  (d) Upon any repurchase by the Corporation or any subsidiary thereof of shares of any class of Tracking Stock, the Board of Directors shall determine, based on the source of funds used and any other relevant factors, whether all or any part of the shares of such Tracking Stock so purchased shall increase the Number of Shares
         Issuable with Respect to Retained Interest or the Number of Shares Issuable with Respect to Inter-Group Interest, as the case may be.

         If the Board designates any new class or series of capital stock, the Board shall make such determinations under this Restated Certificate of Incorporation as the Board determines may be necessary or appropriate in connection therewith.

         Subject to applicable law, any determinations made in good faith by the Board under any provision of this Article IV or any certificate of designation filed pursuant hereto, and any determinations with respect to any Group or the rights of holders of any class or series of capital stock made pursuant to or in furtherance of this Article IV, shall be final and binding on all shareholders.


                                    ARTICLE V

         The address of the registered office of the Corporation is Corporation Trust Company, in the County of New Castle, and the name of its registered agent at such address is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.


                                   ARTICLE VI

         A. Number and Classes of Directors. The number of directors of the Corporation shall be fixed by or pursuant to the Bylaws of the Corporation, but shall not be less than three. The directors shall be divided into three classes and each class shall be as nearly equal in number as possible. The term of office of directors of the second class shall expire at the annual meeting of shareholders in 1998; that of the third class shall expire at the annual meeting of shareholders in 1999; and that of the first class shall expire at the annual meeting of shareholders in 2000. At each annual meeting after such classification, the number of directors equal to the number of the class, the term of which expired at the time of such meeting, shall be elected to hold office until the third succeeding annual meeting of shareholders. If the number of directors fixed by or pursuant to the Bylaws of the Corporation is changed at any time, any newly created directorships or any decrease in directorships shall be so apportioned among the classes by the Board so as to make all classes as nearly equal in number as possible; provided, however, that no decrease in the number of directors shall shorten the term of any incumbent director.

         B. Removal. Any one or more of or all of the directors may be removed with or without cause only by a vote of the holders of at least a majority of the voting power of shares then entitled to vote in the election of such directors.

         C. Ballots. The election of directors need not be by written ballot unless the Bylaws of the Corporation so provide.


                                   ARTICLE VII

         To the extent permitted by the DGCL or any other applicable law presently or hereafter in effect, no director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for breach of any fiduciary duty owed to the Corporation or its shareholders; provided that this provision shall not relieve a director from liability (a) for any breach of the director's duty of loyalty to the Corporation or its shareholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for transactions from which the director derives an improper personal benefit or (d) under Section 174 of the DGCL. This Article shall not apply to acts or omissions occurring prior to its effectiveness. No amendment to, expiration of or repeal of this Article shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment, expiration or repeal.


                                  ARTICLE VIII

         The Board of the Corporation, when evaluating any proposal or offer of another party to (a) make a tender or exchange offer for any equity security of the Corporation; (b) merge or consolidate the Corporation with another corporation; or (c) purchase or otherwise acquire all or substantially all of the properties and assets of the Corporation may, in connection with the exercise of its judgment in determining what is in the best interests of the Corporation and its shareholders, give due consideration to all factors the directors deem relevant, including without limitation (i) the effects on the customers of the Corporation or any of its subsidiaries or on such other constituencies of the Corporation as the Board considers relevant under the circumstances; (ii) not only the consideration being offered (after taking into account corporate and shareholder taxes) in relation to the then current market price for the Corporation's outstanding shares of capital stock, but also the Board's estimate of the future value of the Corporation (including the unrealized value of its properties and assets) as an independent going concern;
(iii) the purpose of the Corporation, and any of its subsidiaries, to provide quality products and services on a long-term basis; and (iv) the long-term as well as short-term interests of the Corporation and its shareholders, including the possibility that such interests may be best served by the continued independence of the Corporation. If, on the basis of such factors, the Board so determines that a proposal or offer to acquire or merge the Corporation, or to sell its assets, is not in the best interests of the Corporation, it may reject the proposal or offer. If the Board determines to reject any such proposal or offer, the Board shall have no obligation to facilitate, to remove any barriers to, or to refrain from impeding the proposal or offer except as may be required by applicable law. Except to the extent required by applicable law, the consideration of any or all of such factors shall not be a violation of the business judgment rule or of any duty of the directors to the shareholders or a group of shareholders, even if the directors reasonably determine that any such factor or factors outweigh the financial or other benefits to the Corporation or a shareholder or group of shareholders.


                                   ARTICLE IX

         In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.

                                    ARTICLE X

                  Subject to the last sentence of this paragraph, each person who is or was a director or officer of the Corporation, and each person who serves or served at the request of the Corporation as a director or officer of another enterprise, shall be indemnified by the Corporation in accordance with, and to the fullest extent authorized by, the DGCL as it may be in effect from time to time. The right of indemnity provided herein shall not be deemed exclusive of any other rights to which any person may be entitled under any Bylaw, agreement, vote of shareholders or directors, or otherwise. The Corporation may provide indemnification to any such person, by agreement or otherwise, on such terms and conditions as the Board of Directors may approve. Any agreement for indemnification of any director, officer, employee or other person may provide indemnification rights which are broader or otherwise differ from those set forth herein. In furtherance and not in limitation of the powers conferred by statute, the Board is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation regarding the manner and conditions under which indemnification shall be provided hereunder by the Corporation and the extent thereof from time to time as deemed appropriate by the Board in the best interests of the Corporation.


                                   * * * * * *

     SECOND: The Board of Directors of the Corporation, at a meeting duly called at which a quorum existed, duly adopted resolutions proposing and approving and declaring advisable this Restated Certificate of Incorporation of the Corporation.

     THIRD: Pursuant to Section 228 of the DGCL, the adoption of this Restated Certificate of Incorporation was consented to in writing by the sole shareholder of the Corporation.

     FOURTH: This Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.


     IN WITNESS WHEREOF, Telephone and Data Systems, Inc. has caused this Restated Certificate to be signed by its President this 22nd day of May, 1998.


                                         TELEPHONE AND DATA SYSTEMS, INC.


                                         By:  /s/ LeRoy T. Carlson, Jr.
                                              ----------------------------------
                                              LeRoy T. Carlson, Jr.
                                              President

                                  ATTACHMENT I
                                       TO
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                        TELEPHONE AND DATA SYSTEMS, INC.


         INTRODUCTORY NOTE: This Attachment I to the Restated Certificate of Incorporation of Telephone and Data Systems, Inc., a Delaware corporation ("TDS Delaware"), describes the designations, rights, privileges and limitations of the series of Preferred Shares of TDS Delaware which will be issued in the Merger (as defined in the Restated Certificate of Incorporation) in exchange for Preferred Shares of Telephone and Data Systems, Inc., an Iowa corporation ("TDS Iowa"). Unless otherwise required by the context, for purposes of this Attachment I, (i) references to dates of issuance of any series of Preferred Shares shall mean the original dates of issuance of the related series of Preferred Shares of TDS Iowa, (ii) references to conversion rates of any series of Preferred Shares shall mean the conversion rates included in the original certificate of designation of such series by TDS Iowa, without giving effect to stock splits or other events after the original dates of issuance requiring adjustment to such conversion rates, and (iii) references to all conversion or redemption dates and periods shall be based on the original issuance date of each series of Preferred Shares by TDS Iowa.

A. $6.00 Cumulative Voting Series A Preferred Stock, $.01 par value, Liquidation Value $100.00 Per Share

         (a) Designation-The designation of this preferred stock shall be "$6.00 Cumulative Voting Series A Preferred Stock" (hereinafter referred to as "Series A Preferred Stock").

         (b) Dividends-The holders of the Series A Preferred Stock shall be entitled to receive, when and as declared by the board of directors of the Corporation, out of any assets of the Corporation available for dividends pursuant to the laws of the State of Delaware, preferential dividends at the rate of six dollars ($6.00) per annum per share and no more. The dividends, when payable, shall be paid quarterly on the first days of January, April, July, and October in each year, before any dividends shall be declared or paid upon or set apart for the common stock of the Company for that year. Such dividends upon the preferred stock shall be cumulative from the date of issue thereof so that if dividends for any past dividend period at the rate of six dollars ($6.00) per annum shall not have been paid thereon or declared and a sum sufficient for payment thereof set apart, the deficiency shall be fully paid or set apart but without interest, before any dividend shall be paid upon or set apart for the common stock. Whenever the full dividend upon the preferred stock for all past dividend periods shall have been paid and the full dividend thereon for the then current dividend period shall have been paid or declared and a sum sufficient for the payment thereof set apart, dividends upon the common stock may be declared by the board of directors out of the remainder of the assets available therefor.

         (c) Redemption-The Corporation may, at the option of the board of directors, redeem the whole or any part of the outstanding Series A Preferred Stock at any time after January 3, 1974. If such redemption is made, the holders of any shares of Series A Preferred Stock redeemed shall be entitled to receive:

     $105.00 per share if redeemed on or before January 3, 1975;

     $104.50 if redeemed after January 3, 1975 but on or before January 3, 1976;

     $104.00 if redeemed after January 3, 1976 but on or before January 3, 1977;

     $103.50 if redeemed after January 3, 1977 but on or before January 3, 1978;

     $103.00 if redeemed after January 3, 1978 but on or before January 3, 1979;

     $102.50 if redeemed after January 3, 1979 but on or before January 3, 1980;

     $102.00 if redeemed after January 3, 1980 but on or before January 3, 1981;

     $101.50 if redeemed after January 3, 1981 but on or before January 3, 1982;

     $101.00 if redeemed after January 3, 1982 but on or before January 3, 1983;

     $100.50 if redeemed after January 3, 1983 but on or before January 3, 1984;

     $100.00 if redeemed after January 3, 1984;

plus an amount equal to all dividends accrued and unpaid to the redemption date.

     Notice of election to redeem shall be mailed to each holder of stock to be redeemed not less than thirty (30) days prior to the date upon which the stock is to be redeemed. In case less than all of the outstanding Series A Preferred Stock is to be redeemed, the amount to be redeemed and the method of effecting such redemption, whether by lot or pro rata or otherwise, may be determined by the board of directors. If on or before the redemption date named in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment on demand to the holders of the preferred stock so called for redemption, then, notwithstanding that any certificate of the preferred stock so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of redemption so designated, and all rights with respect to such preferred stock so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall forthwith after such redemption date cease and determine, except only the right of the holder to receive the redemption price therefor, but without interest. Stock redeemed pursuant to the provisions hereof or any Series A Preferred Stock purchased or otherwise acquired shall not be reissued but shall be canceled and proceedings shall be taken in the manner prescribed by statute to reduce the shares accordingly.

         (d) Voting Rights-The holders of the shares of Series A Preferred Stock shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation and shall vote together with the holders of the common stock of the Corporation as one class.

         (e) Preemptive Rights-No holder of any shares of Series A Preferred Stock shall have any preemptive right to subscribe for or acquire additional shares of the Corporation of the same or any other class, whether such shares be hereby or hereafter authorized; and no holder of Series A Preferred Stock shall have any preemptive right to acquire any shares which may be held in the treasury of the Corporation; all such additional or treasury shares may be sold for such consideration at such time and to such person or persons as the board of directors may from time to time determine.

         (f) Liquidation Rights-In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of the Series A Preferred Stock shall be entitled, before any assets of the Corporation shall be distributed among or paid over to the holders of the common stock, to receive out of the assets of the Company $100.00 per share of Series A Preferred Stock. If upon any such dissolution, liquidation or winding up, the assets of the Corporation available for payment to stockholders are not sufficient to make payment in full to the holders of the Series A Preferred Stock, payment shall be made to such holders ratably in accordance with the number of shares held by them and, in case there shall then be more than one series of the Preferred Stock ratably in accordance with the respective distributive amount to which such holders shall be entitled.

B. $7.00 Cumulative Convertible Voting Series B Preferred Stock, $.01 par value, Liquidation Value $100.00 Per Share

         (a) Designation-The designation of this preferred stock shall be "$7.00 Cumulative Convertible Voting Series B Preferred Stock" (hereinafter referred to as "Series B Preferred Stock").

         (b) Dividends-The holders of the Series B Preferred Stock shall be entitled to receive, when and as declared by the board of directors of the Corporation, out of any assets of the Corporation available for dividends pursuant to the laws of the State of Delaware, preferential dividends at the rate of seven dollars ($7.00) per annum per share and no more. The dividends, when payable, shall be paid quarterly on the first days of March, June, September and December in each year, before any dividends shall be declared or paid upon or set apart for the common stock of the Company for that year. Such dividends upon the Series B Preferred Stock shall be cumulative from the date of issue thereof so that if dividends for any past dividend period at the rate of seven dollars ($7.00) per annum shall not have been paid thereon or declared and a sum sufficient for payment thereof set apart, the deficiency shall be fully paid or set apart but without interest, before any dividend shall be paid upon or set apart for the common stock. Provided, however, that no dividends shall be declared on the shares of any series of preferred stock for any dividend period unless the full dividend for all prior dividend periods shall have been declared or shall be declared at the same time upon all preferred stock outstanding during such prior dividend periods, and further provided, that no dividends shall be declared on the shares of any series of preferred stock unless a dividend for the same period shall be declared at the same time upon all preferred stock outstanding during said period in like proportion to the dividend rate upon such shares. Whenever the full dividend upon all the preferred stock for all past dividend periods shall have been paid and the full dividend thereon for the then current dividend period shall have been paid or declared and a sum sufficient for the payment thereof set apart, dividends upon the common stock may be declared by the board of directors out of the remainder of the assets available therefor.

         (c) Redemption-The Corporation may, at the option of the board of directors, redeem the whole or any part of the outstanding Series B Preferred Stock at any time commencing five years after the date of issuance. If such redemption is made, the holders of any shares of Series B Preferred Stock redeemed shall be entitled to receive $100 per share plus an amount equal to all dividends accrued and unpaid to the redemption date.

         Notice of election to redeem shall be mailed to each holder of Series B Preferred Stock to be redeemed not less than thirty (30) days prior to the date upon which such stock is to be redeemed. In case less than all of the outstanding Series B Preferred Stock is to be redeemed, the amount to be redeemed and the method of effecting such redemption, whether by lot or pro rata or otherwise, may be determined by the board of directors. If on or before the redemption date named in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment on demand to the holders of the Series B Preferred Stock so called for redemption, then, notwithstanding that any certificate of the Series B Preferred Stock so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of redemption so designated, and all rights with respect to such Series B Preferred Stock so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall forthwith after such redemption date cease and terminate, except only the right of the holder to receive the redemption price therefor, but without interest. Stock redeemed pursuant to the provisions hereof or any Series B Preferred Stock purchased or otherwise acquired shall not be reissued but shall be canceled and proceedings shall be taken in the manner prescribed by statute to reduce the shares accordingly.

         (d) Voting Rights-The holders of the shares of Series B Preferred Stock shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation and shall vote together with the holders of the common stock and the holders of other series of the preferred stock of the Corporation as one class.

         (e) Preemptive Rights-No holder of any shares of Series B Preferred Stock shall have any preemptive right to subscribe for or acquire additional shares of the Corporation of the same or any other class or series, whether such shares be hereby or hereafter authorized; and no holder of Series B Preferred Stock shall have any preemptive right to acquire any shares which may be held in the treasury of the Corporation; all such additional or treasury shares may be sold for such consideration at such time and to such person or persons as the board of directors may from time to time determine.

         (f)      Conversion-

                  (1) The Series B Preferred Stock shall be convertible into Common Stock as hereinafter provided, and, when and as so converted, such Series B Preferred Stock shall be canceled and retired and shall not be reissued as such. Any holder of the Series B Preferred Stock may at any time prior to five years from the date of issuance convert such stock into full shares of the Common Stock of the Corporation at the rate of ten (10) shares of Common Stock for each share of Series B Preferred Stock. On presentation and surrender to the Corporation at its Offices of the certificates for shares of the Series B Preferred Stock to be converted, the holder of such stock shall be entitled to receive in exchange therefor certificates for shares of the fully paid and non-assessable Common Stock of the Corporation at the rate aforesaid, all under suitable regulations to be prescribed by the board of directors of the Corporation. Conversion of Series B Preferred Stock in the manner aforesaid shall not affect the right of the holder of such stock to receive dividends accrued but unpaid on such shares as of the dividend payment date immediately prior to conversion.

                  (2) The number of shares of Common Stock into which each share of Series B Preferred Stock is convertible, shall be subject to adjustment from time to time as in clauses (A) and (B) of this subparagraph (2):

                           (A) In case the Corporation  shall (i) pay a dividend
                  on its Common Stock in shares of the Corporation, (ii) subdivide its outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or
                  (iv) issue by reclassification of its Common Stock (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each share of Series B Preferred Stock shall be entitled to receive upon the conversion of such share, the number of shares of the Corporation which he would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective retroactively with respect to conversions made subsequent to the record date in the case of a dividend, and shall become effective on the effective date in the case of a subdivision, combination or reclassification.

                           (B) No  adjustment  in the  conversion  rate shall be
                  required unless such adjustment would require an increase or decrease in such rate of at least one-tenth of a common share; provided, however, that any adjustments which by reason of this clause (B) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

                  (3) The Corporation shall at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon conversion of shares of Series B Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series B Preferred Stock.

                  (4) Fractional shares of Common Stock shall not be issued upon conversion of Series B Preferred Stock nor shall cash adjustments be made for fractional shares upon such conversion.

                  (5) For the purposes of this paragraph (f), the term "Common Stock" shall mean (A) the class of stock designated as the Common Stock of the Corporation at the date of this Restated Certificate of Incorporation, or (B) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of change in par value, or from par value to no par value, or from no par value to par value.

         (g) Liquidation Rights-In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of the Series B Preferred Stock shall be entitled, before any assets of the Corporation shall be distributed among or paid over to the holders of the common stock, to receive out of the assets of the Company $100.00 per share of Series B Preferred Stock. If upon any such dissolution, liquidation or winding up, the assets of the Corporation available for payment to stockholders are not sufficient to make payment in full to the holders of the Series B Preferred Stock, payment shall be made to such holders ratably in accordance with the number of shares held by them and, in case there shall then be more than one series of the Preferred Stock outstanding at that time, ratably in accordance with the respective distributive amount to which such holders shall be entitled.

D. 6.00 Cumulative Convertible Voting Series D Preferred Stock, $.01 par value, Liquidation Value $100.00 Per Share

         (a) Designation-The designation of this preferred stock shall be $6.00 Cumulative Convertible Voting Series D Preferred Stock (hereinafter referred to as "Series D Preferred Stock").

         (b) Dividends-The holders of the Series D Preferred Stock shall be entitled to receive, when and as declared by the board of directors of the Corporation, out of any assets of the Corporation available for dividends pursuant to the laws of the State of Delaware, preferential dividends at the rate of six dollars ($6.00) per annum per share and no more. The dividends, when payable, shall be paid quarterly on the first days of March, June, September, and December in each year, before any dividends shall be declared or paid upon or set apart for the common stock of the Company for that year. Such dividends upon the Series D Preferred Stock shall be cumulative from the date of issue thereof so that if dividends for any past dividend period at the rate of six dollars ($6.00) per annum shall not have been paid thereon or declared and a sum sufficient for payment thereof set apart, the deficiency shall be fully paid or set apart but without interest, before any dividend shall be paid upon or set apart for the common stock. Provided, however, that no dividends shall be declared on the shares of any series of preferred stock for any dividend period unless the full dividend for all prior dividend periods shall have been declared or shall be declared at the same time upon all preferred stock outstanding during said prior dividend periods, and further provided, that no dividends shall be declared on the shares of any series of preferred stock unless a dividend for the same period shall be declared at the same time upon all preferred stock outstanding during said period in like proportion to the dividend rate upon such shares. Whenever the full dividend upon all the preferred stock for all past dividend periods shall have been paid and the full dividend thereon for the then current dividend period shall have been paid or declared and a sum sufficient for the payment thereof set apart, dividends upon the common stock may be declared by the board of directors out of the remainder of the assets available therefor.

         (c) Redemption-The Corporation may, at the option of the board of directors, redeem the whole or any part of the outstanding Series D Preferred Stock at any time commencing ten years after the date of issuance. If such redemption is made, the holders of any shares of Series D Preferred Stock redeemed shall be entitled to receive $100 per share plus an amount equal to all dividends accrued and unpaid to the redemption date.

         Notice of election to redeem shall be mailed to each holder of Series D Preferred Stock to be redeemed not less than thirty (30) days prior to the date upon which such stock is to be redeemed. In case less than all of the outstanding Series D Preferred Stock is to be redeemed, the amount to be redeemed and the method of effecting such redemption, whether by lot or pro rata or otherwise, may be determined by the board of directors. If on or before the redemption date named in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment on demand to the holders of the Series D Preferred Stock so called for redemption then, notwithstanding that any certificate of the Series D Preferred Stock so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of redemption so designated, and all rights with respect to such Series D Preferred Stock so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall forthwith after such redemption date cease and terminate, except only the right of the holder to receive the redemption price therefor, but without interest. Stock redeemed pursuant to the provisions hereof or any Series D Preferred Stock purchased or otherwise acquired shall not be reissued but shall be canceled and proceedings shall be taken in the manner prescribed by statute to reduce the shares accordingly.

         (d) Voting Rights-The holders of the shares of Series D Preferred Stock shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation and shall vote together with the holders of the common stock and the holders of other series of the preferred stock of the Corporation as one class.

         (e) Preemptive Rights-No holder of any shares of Series D Preferred Stock shall have any preemptive right to subscribe for or acquire additional shares of the Corporation of the same or any other class or series, whether such shares be hereby or hereafter authorized; and no holder of Series D Preferred Stock shall have any preemptive right to acquire any shares which may be held in the treasury of the Corporation; all such additional or treasury shares may be sold for such consideration at such time and to such person or persons as the board of directors may from time to time determine.

         (f)      Conversion-

                  (1) The Series D Preferred Stock shall be convertible into Common Stock as hereinafter provided and, when and as so converted, such Series D Preferred Stock shall be canceled and retired and shall not be reissued as such. Any holder of the Series D Preferred Stock may at any time commencing two (2) years and terminating upon the expiration of ten (10) years from the date of issuance convert such stock into full shares of the Common Stock of the Corporation at the rate of ten (10) shares of Common Stock for each share of Series D Preferred Stock. On presentation and surrender to the Corporation at its offices of the certificates for shares of the Series D Preferred Stock to be converted, the holder of such stock shall be entitled to receive in exchange therefor certificates for shares of the fully paid and non-assessable Common Stock of the Corporation at the rate aforesaid, all under suitable regulations to be prescribed by the board of directors of the Corporation. Conversion of Series D Preferred Stock in the manner aforesaid shall not affect the right of the holder of such stock to receive dividends accrued but unpaid on such shares as of the dividend payment date immediately prior to conversion.

                  (2) The number of shares of Common Stock into which each share of Series D Preferred Stock is convertible, shall be subject to adjustment from time to time as in clauses (A) and (B) of this subparagraph (2):

                           (A) In case the Corporation  shall (i) pay a dividend
                  on its Common Stock in shares of the Corporation, (ii) subdivide its outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or
                  (iv) issue by reclassification of its Common Stock (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each share of Series D Preferred Stock shall be entitled to receive upon the conversion of such share, the number of shares of the Corporation which he would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective retroactively with respect to conversions made subsequent to the record date in the case of a dividend, and shall become effective on the effective date in the case of a subdivision, combination or reclassification.

                           (B) No  adjustment  in the  conversion  rate shall be
                  required unless such adjustment would require an increase or decrease in such rate of at least one-tenth of a share of Common Stock; provided, however, that any adjustments which by reason of this clause (B) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

                  (3) The Corporation shall at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon conversion of shares of Series D Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series D Preferred Stock.

                  (4) Fractional shares of Common Stock shall not be issued upon conversion of Series D Preferred Stock nor shall cash adjustments be made for fractional shares upon such conversion.

                  (5) For the purposes of this paragraph (f), the term "Common Stock" shall mean (A) the class of stock designated as the Common Stock of the Corporation at the date of this Restated Certificate of Incorporation, or (B) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of change in par value, or from par value to no par value, or from no par value to par value.

         (g) Liquidation Rights-In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of the Series D Preferred Stock shall be entitled, before any assets of the Corporation shall be distributed among or paid over to the holders of the common stock, to receive out of the assets of the Company $100.00 per share of Series D Preferred Stock. If upon any such dissolution, liquidation or winding up, the assets of the Corporation available for payment to stockholders are not sufficient to make payment in full to the holders of the Series D Preferred Stock, payment shall be made to such holders ratably in accordance with the number of shares held by them and, in case there shall then be more than one series of the Preferred Stock outstanding at that time, ratably in accordance with the respective distributive amount to which such holders shall be entitled.

G. $7.00 Cumulative Convertible Voting Series G Preferred Stock, $.01 par value, Liquidation Value $100.00 Per Share

         (a) Designation-The designation of this preferred stock shall be $7.00 Cumulative Convertible Voting Series G Preferred Stock (hereinafter referred to as "Series G Preferred Stock").

         (b) Dividends-The holders of the Series G Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors of the Corporation, out of any assets of the Corporation available for dividends pursuant to the laws of the State of Delaware, preferential dividends at the rate of seven dollars ($7.00) per annum per share. The dividends, when payable, shall be paid quarterly on the first days of March, June, September and December in each year, before any dividends shall be declared or paid upon or set apart for the common stock of the Company for that year. Such dividends upon the Series G Preferred Stock shall be cumulative from the date of issue thereof so that if dividends for any past dividend period at the rate of seven dollars ($7.00) per annum shall not have been paid thereon or declared and a sum sufficient for payment thereof set apart, the deficiency shall be fully paid or set apart before any dividend shall be paid upon or set apart for the common stock. Provided however, that no dividends shall be declared on the shares of any series of preferred stock for any dividend period unless the full dividend for all prior dividend periods shall have been declared or shall be declared at the same time upon all preferred stock outstanding during said prior dividend periods, and further provided, that no dividends shall be declared on the shares of any series of preferred stock unless a dividend for the same period shall be declared at the same time upon all preferred stock outstanding during said period in like proportion to the dividend rate upon such shares. Whenever the full dividend upon all the preferred stock for all past dividend periods shall have been paid and the full dividend thereon for the then current dividend period shall have been paid or declared and a sum sufficient for the payment thereof set apart, dividends upon the common stock may be declared by the Board of Directors out of the remainder of the assets available therefor.

         (c) Redemption-Commencing ten years after the date of issuance, the Corporation may, at the option of the Board of Directors, redeem in any one year all or any part of the outstanding shares of Series G Preferred Stock at a price of $100.00 per share.

         Notice of redemption shall be mailed to each holder of Series G Preferred Stock to be redeemed not less than thirty (30) days prior to the date upon which the stock is to be redeemed. In case less than all of the outstanding Series G Preferred Stock is to be redeemed, the amount to be redeemed and the method of effecting such redemption, whether by lot or pro rata or otherwise, may be determined by the Board of Directors. If on or before the redemption date named in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment on demand to the holders of the Series G Preferred Stock so called for redemption then, notwithstanding that any certificate of the Series G Preferred Stock so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of redemption so designated and all rights with respect to such Series G Preferred Stock so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall forthwith after such redemption date cease and determine, except only the right of the holder to receive the redemption price therefor, but with interest on the unpaid dividends calculated only until the date of redemption and without any further interest whatsoever. Stock redeemed pursuant to the provisions hereof or any Series G Preferred Stock purchased or otherwise acquired by the Corporation shall not be reissued but shall be canceled and proceedings shall be taken in the manner prescribed by statute to reduce the shares accordingly.

         (d) Voting Rights-The holders of the shares of Series G Preferred Stock shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation and shall vote together with the holders of the common stock and the holders of other series of the preferred stock of the Corporation as one class.

         (e) Preemptive Rights-No holder of any shares of Series G Preferred Stock shall have any preemptive right to subscribe for or acquire additional shares of the Corporation of the same or any other class or series, whether such shares be hereby or hereafter authorized; and no holder of Series G Preferred Stock shall have any preemptive right to acquire any shares which may be held in the treasury of the Corporation; all such additional or treasury shares may be sold for such consideration at such time and to such person or persons as the Board of Directors may from time to time determine, unless otherwise restricted by the terms of this statement of designations, powers and preferences.

         (f)      Conversion-

                  (1) The Series G Preferred Stock shall be convertible into Common Stock as hereinafter provided and, when and as so converted, such Series G Preferred Stock shall be canceled and retired and shall not be reissued as such.

                  (2) Any holder of the Series G Preferred Stock, at any time commencing immediately upon the issuance of the Series G Preferred Stock and terminating upon the expiration of ten years from the date of issuance, may convert such stock into full shares of the Common Stock of the Corporation at the rate of nine (9) shares of Common Stock for each share of Series G Preferred Stock upon 90 days written notice.

                  (3) On presentation and surrender to the Corporation at its offices of the certificates for shares of the Series G Preferred Stock to be converted, the holder of such stock shall be entitled to receive in exchange therefor certificates for shares of the fully paid and non-assessable Common Stock of the Corporation at the rate aforesaid, all under suitable regulations to be prescribed by the Board of Directors of the Corporation. Conversion of Series G Preferred Stock in the manner aforesaid shall not affect the right of the holder of such stock to receive dividends accrued but unpaid on such shares as of the dividend payment date immediately prior to conversion.

                  (4) The number of shares of Common Stock into which each share of Series G Preferred Stock is convertible shall be subject to adjustment from time to time as in clauses (A) and (B) of this subparagraph (4):

                           (A) In case the Corporation  shall (i) pay a dividend
                  on its Common Stock in shares of the Corporation, (ii) subdivide its outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or
                  (iv) issue by reclassification of its Common Stock (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each share of Series G Preferred Stock shall be entitled to receive upon the conversion of such share, the number of shares of the Corporation which he would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective on the effective date in the case of a subdivision, combination or reclassification.

                           (B) No  adjustment  in the  conversion  rate shall be
                  required unless such adjustment would require an increase or decrease in such rate of at least one-tenth of a common share; provided, however, that any adjustments which by reason of this clause (B) are not required to be made shall be carried forward and taken into account by any subsequent adjustment.

                  (5) The Corporation shall at all times reserve and keep available out of its authorized Common Stock solely for the purpose of issue upon conversion of shares of Series G Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series G Preferred Stock.

                  (6) Fractional shares of Common Stock shall not be issued upon conversion of Series G Preferred Stock nor shall cash adjustments be made for fractional shares upon such conversion.

                  (7) For the purpose of this paragraph (f), the term "Common Stock" shall mean (A) the class of stock designated as the Common Stock of the Corporation at the date of this Restated Certificate of Incorporation, or (B) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of change in par value, or from par value to no par value, or from no par value to par value.

         (g) Liquidation Rights-In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of the Series G Preferred Stock shall be entitled, before any assets of the Corporation shall be distributed among or paid over to the holders of the common stock, to receive out of the assets of the Company $100.00 per share of Series G Preferred Stock. If upon any such dissolution, liquidation or winding up, the assets of the Corporation available for payment to stockholders are not sufficient to make payment in full to the holders of the Series G Preferred Stock, payment shall be made to such holders ratably in accordance with the number of shares held by them and, in case there shall then be more than one series of the Preferred Stock outstanding at that time, ratably in accordance with the respective distributive amount to which such holders shall be entitled.

H. $7.00 Cumulative Convertible Voting Series H Preferred Stock, $.01 par value, Liquidation Value $100.00 Per Share

         (a) Designation-The designation of this preferred stock shall be $7.00 Cumulative Convertible Voting Series H Preferred Stock (hereinafter referred to as "Series H Preferred Stock").

         (b) Dividends-The holders of the Series H Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors of the Corporation, out of any assets of the Corporation available for dividends pursuant to the laws of the State of Delaware, preferential dividends at the rate of seven dollars ($7.00) per annum per share. The dividends, when payable, shall be paid quarterly on the first days of March, June, September and December in each year, before any dividends shall be declared or paid upon or set apart for the common stock of the Company for that year. Such dividends upon the Series H Preferred Stock shall be cumulative from the date of issue thereof so that if dividends for any past dividend period at the rate of seven dollars ($7.00) per annum shall not have been paid thereon or declared and a sum sufficient for payment thereof set apart, the deficiency shall be fully paid or set apart before any dividend shall be paid upon or set apart for the common stock. Provided, however, that no dividends shall be declared on the shares of any series of preferred stock for any dividend period unless the full dividend for all prior dividend periods shall have been declared or shall be declared at the same time upon all preferred stock outstanding during said prior dividend periods, and further provided, that no dividends shall be declared on the shares of any series of preferred stock unless a dividend for the same period shall be declared at the same time upon all preferred stock outstanding during said period in like proportion to the dividend rate upon such shares. Whenever the full dividend upon all the preferred stock for all past dividend periods shall have been paid and the full dividend thereon for the then current dividend period shall have been paid or declared and a sum sufficient for the payment thereof set apart, dividends upon the common stock may be declared by the Board of Directors out of the remainder of the assets available therefor.

         (c)      Redemption-

                  (1) Unless the holder of Series H Preferred Stock elects not to have his shares redeemed in any one or more years in accordance with this subparagraph (c)(1) by so informing the Corporation at any time or times in writing (which election, if made, shall be irrevocable and shall forever bar redemption of the Series H Preferred Stock except in accordance with the provisions of subparagraph (c)(2)), the Corporation will redeem more than twenty percent of the shares of Series H Preferred Stock then held by each holder of Series H Preferred Stock at an aggregate price of $119.06 per share on the anniversary of the date of issuance of the Series H Preferred Stock in the following years:
         1981, 1984, 1987 and 1989 through and including 1995.

                  (2) Beginning on the twenty-first anniversary of the date of issuance of the Series H Preferred Stock, the holders of Series H Preferred Stock shall have the right, at their option, to have the Corporation redeem any or all of the outstanding shares of Series H Preferred Stock at a price of $100.00 per share.

                  (3) If, on or before the applicable redemption date named above, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment on demand to the holders of the Series H Preferred Stock so called for redemption, then, notwithstanding that any certificate of the Series H Preferred Stock so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of redemption so designated and all rights with respect to such Series H Preferred Stock so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall forthwith after such redemption date cease and determine, except only the right of the holder to receive the redemption price therefor, but with interest on the unpaid dividends calculated only until the date of redemption and without any further interest whatsoever.

                  (4) Stock redeemed pursuant to any of the provisions of paragraph (c) or any Series H Preferred Stock purchased or otherwise acquired by the Corporation shall not be reissued but shall be canceled and proceedings shall be taken in the manner prescribed by statute to reduce the shares accordingly.

         (d) Voting Rights-The holders of the shares of Series H Preferred Stock shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation and shall vote together with the holders of the common stock and the holders of other series of the preferred stock of the Corporation as one class.

         (e) Preemptive Rights-No holder of any shares of Series H Preferred Stock shall have any preemptive right to subscribe for or acquire additional shares of the Corporation of the same or any other class or series, whether such shares be hereby or hereafter authorized; and no holder of Series H Preferred Stock shall have any preemptive right to acquire any shares which may be held in the treasury of the Corporation; all such additional or treasury shares may be sold for such consideration at such time and to such person or persons as the Board of Directors may from time to time determine, unless otherwise restricted by the terms of this statement of designations, powers and preferences.

         (f)      Conversion-

                  (1) The Series H Preferred Stock shall be convertible into Common Stock as hereinafter provided and, when and as so converted, such Series H Preferred Stock shall be canceled and retired and shall not be reissued as such.

                  (2) Any holder of the Series H Preferred Stock, at any time commencing immediately upon the issuance of the Series H Preferred Stock and terminating upon the expiration of ten years from the date of issuance, may convert such stock into full shares of the Common Stock of the Corporation at the rate of nine (9) shares of Common Stock for each share of Series H Preferred Stock upon 90 days written notice to the Corporation by the holder of the Series H Preferred Stock. The Corporation, at its option, may consent to shorter notice.

                  (3) On presentation and surrender to the Corporation at its offices of the certificates for shares of the Series H Preferred Stock to be converted, the holder of such stock shall be entitled to receive in exchange therefor certificates for shares of the fully paid and non-assessable Common Stock of the Corporation at the rate aforesaid, all under suitable regulations to be prescribed by the Board of Directors of the Corporation. Conversion of Series H Preferred Stock in the manner aforesaid shall not affect the right of the holder of such stock to receive dividends accrued but unpaid on such shares as of the dividend payment date immediately prior to conversion.

                  (4) The number of shares of Common Stock into which each share of Series H Preferred Stock is convertible shall be subject to adjustment from time to time as in clauses (A) and (B) of this subparagraph (4):

                           (A) In case the Corporation  shall (i) pay a dividend
                  on its Common Stock in shares of the Corporation, (ii) subdivide its outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or
                  (iv) issue by reclassification of its Common Stock (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each share of Series H Preferred Stock shall be entitled to receive upon the conversion of such share, the number of shares of the Corporation which he would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective on the effective date in the case of a subdivision, combination or reclassification.

                           (B) No  adjustment  in the  conversion  rate shall be
                  required unless such adjustment would require an increase or decrease in such rate of at least one-tenth of a common share; provided, however, that any adjustments which by reason of this clause (B) are not required to be made shall be carried forward and taken into account by any subsequent adjustment.

                  (5) The Corporation shall at all times reserve and keep available out of its authorized Common Stock solely for the purpose of issue upon conversion of shares of Series H Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series H Preferred Stock.

                  (6) Fractional shares of Common Stock shall not be issued upon conversion of Series H Preferred Stock nor shall cash adjustments be made for fractional shares upon such conversion.

                  (7) For the purposes of this paragraph (f), the term "Common Stock" shall mean (A) the class of stock designated as the Common Stock of the Corporation at the date of this Restated Certificate of Incorporation, or (B) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of change in par value, or from par value to no par value, or from no par value to par value.

         (g) Liquidation Rights-In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of the Series H Preferred Stock shall be entitled, before any assets of the Corporation shall be distributed among or paid over to the holders of the Common Stock, to receive out of the assets of the Company $100.00 per share of Series H Preferred Stock. If upon any such dissolution, liquidation or winding up, the assets of the Corporation available for payment to stockholders are not sufficient to make payment in full to the holders of the Series H Preferred Stock, payment shall be made to such holders ratably in accordance with the number of shares held by them and, in case there shall then be more than one series of the Preferred Stock outstanding at that time, ratably in accordance with the respective distributive amount to which such holders shall be entitled.

N. $8.00 Cumulative Convertible and Redeemable Voting Series N Preferred Stock, $.01 par value, Liquidation Value $100.00 Per Share

         (a) Designation-The designation of this series of Preferred Shares shall be "$8.00 Cumulative Convertible and Redeemable Voting Series N Preferred Shares" (hereinafter referred to as the "Series N Preferred Shares").

         (b) Dividends-The holders of the Series N Preferred Shares shall be entitled to receive, when and as declared by the board of directors of the Corporation, out of any assets of the Corporation available for dividends pursuant to the laws of the State of Delaware, preferential dividends at the rate of eight dollars ($8.00) per annum per share and no more. The dividends, when payable, shall be paid quarterly on the first days of March, June, September and December in each year, before any dividends shall be declared or paid upon or set apart for the Common Shares or Series A Common Shares of the Corporation for that quarter. Such dividends upon the Series N Preferred Shares shall be cumulative from the date of issue thereof so that if dividends for any past dividend period at the rate of eight dollars ($8.00) per annum shall not have been paid thereon or declared and a sum sufficient for payment thereof set apart, the deficiency shall be fully paid or set apart but without interest, before any dividend shall be paid upon or set apart for the Common Shares or Series A Common Shares; provided, however, that no dividends shall be declared on the shares of any series of preferred stock for any dividend period unless the full dividend for all prior dividend periods shall have been declared or shall be declared at the same time upon all preferred stock outstanding during such prior dividend periods, and further provided that no dividends shall be declared on the shares of any series of preferred stock unless a dividend for the same period shall be declared at the same time upon all preferred stock outstanding during said period in like proportion to the dividend rate upon such shares. Whenever the full dividend upon all the series of the preferred stock for all past dividend periods shall have been paid and the full dividend thereon for the then current dividend period shall have been paid or declared and a sum sufficient for the payment thereof set apart, dividends upon the Common Shares or Series A Common Shares may be declared by the board of directors out of the remainder of the assets available therefor.

         (c)      Redemption-

                  (1) Unless such shares have been converted pursuant to paragraph (f) hereof prior to the sixth anniversary of the date of issue thereof, the Corporation shall, beginning with the seventh anniversary of the date of issue thereof, and annually thereafter on each subsequent anniversary of the date of issue thereof, redeem one-fourteenth of the number of Series N Preferred Shares outstanding on the sixth anniversary of the date of issue thereof, until all such shares have been redeemed, and the holders thereof shall be entitled to receive $100.00 per share plus an amount equal to all dividends accrued and unpaid thereon to the redemption date.

                  (2) Notice of any redemption shall be mailed to each holder of Series N Preferred Shares to be redeemed not less than thirty (30) days prior to the date upon which such stock is to be redeemed. If on or before the redemption date specified in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment on demand to the holders of Series N Preferred Shares so called for redemption then, notwithstanding that any certificate representing Series N Preferred Shares so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of such redemption so specified, and all rights with respect to such Series N Preferred Shares so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall forthwith after such redemption date cease and terminate, except only the right of the holder to receive the redemption price therefor, but without interest. Series N Preferred Shares redeemed pursuant to the provisions hereof or any such shares purchased or otherwise acquired shall not be reissued but shall be canceled and proceedings shall be taken in the manner prescribed by statute to reduce the number of outstanding Series N Preferred Shares accordingly.

         (d) Voting Rights-The holders of Series N Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation and shall vote together with the holders of the common stock and the holders of other series of the preferred stock of the Corporation as one class.

         (e) Preemptive Rights-No holder of any Series N Preferred Shares shall have any preemptive right to subscribe for or acquire additional shares of the Corporation of the same or any other class or series, whether such shares be hereby or hereafter authorized; and no holder of Series N Preferred Shares shall have any preemptive right to acquire any shares which may be held in the treasury of the Corporation; all such additional or treasury shares may be sold for such consideration at such time and to such person or persons as the board of directors may from time to time determine.

         (f)      Conversion-

                  (1) The Series N Preferred  Shares shall be  convertible  into the Corporation's Common Shares as hereinafter provided, and when and as so converted, such Series N Preferred Shares shall be canceled and retired and shall not be reissued as such. Commencing upon the issuance and terminating at the close of business on the third anniversary thereof, the Series N Preferred Shares may be converted, upon thirty
         (30) days' written notice to the Corporation into Common Shares of the Corporation at the rate of ten (10) Common Shares for each Series N Preferred Share. Thereafter, until the close of business on the sixth anniversary of the date of issue, the Series N Preferred Shares may be converted, upon thirty (30) days' written notice to the Corporation, into Common Shares of the Corporation at the rate of nine (9) Common Shares for each Series N Preferred Share. On presentation and surrender to the Corporation at its offices of the certificates representing Series N Preferred Shares to be converted, the holder thereof shall be entitled to receive in exchange therefor certificates for the fully paid and non-assessable Common Shares of the Corporation at the rate aforesaid, all under suitable regulations to be prescribed by the board of directors of the Corporation. Conversion of Series N Preferred Shares in the manner aforesaid shall not affect the right of the converting holder thereof to receive dividends accrued but unpaid
         thereon  as  of  the  dividend  payment  date   immediately   prior  to
         conversion.

                  (2) The number of Common Shares into which each Series N Preferred Shares is convertible shall be subject to adjustment from time to time as set forth in clauses (A) and (B) of this subparagraph
         (2):

                           (A) In case the Corporation  shall (i) pay a dividend
                  on its Common Shares in shares of the Corporation, (ii) subdivide its outstanding Common Shares, (iii) combine the outstanding Common Shares into a smaller number of shares or
                  (iv) issue by reclassification of its Common Shares (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each Series N Preferred Share shall be entitled to receive upon the conversion of such share, the number of shares of the Corporation which he would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective retroactively with respect to conversions made subsequent to the record date in the case of a dividend, and shall become effective on the effective date in the case of a subdivision, combination or reclassification.

                           (B) No  adjustment  in the  conversion  rate shall be
                  required unless such adjustment would require an increase or decrease in such rate of at least one-tenth (1/10) of a Common Shares; provided, however, that any adjustments which by reason of this clause (B) are not required to be made shall be carried forward and taken into account by any subsequent adjustment.

                  (3) The Corporation shall at all times reserve and keep available out of its authorized Common Shares, solely for the purpose of issuance upon conversion of Series N Preferred Shares as herein provided, such number of Common Shares as shall then be issuable upon the conversion of all outstanding Series N Preferred Shares.

                  (4)  Fractional   Common  Shares  shall  not  be  issued  upon
         conversion of Series N Preferred Shares, nor shall cash adjustments be made for fractional shares upon such conversion.

                  (5) For the purposes of this paragraph (f), the term "Common Shares" shall mean (A) the class of stock designated as the Common Shares of the Corporation at the date of this Restated Certificate of Incorporation, or (B) any other class of stock resulting from successive changes or reclassifications of such class consisting solely of a change in par value, or a change from no par value to par value.

         (g) Liquidation Rights-In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of the Series N Preferred Shares shall be entitled, before any assets of the Corporation shall be distributed among or paid over to the holders of Common Shares or Series A Common Shares, to receive out of the assets of the Corporation $100.00 per Series N Preferred Share. If upon any such dissolution, liquidation or winding up, the assets of the Corporation available for payment to stockholders are not sufficient to make payment in full to the holders of the Series N Preferred Shares, payment shall be made to such holders ratably in accordance with the number of shares held by them, and in case there shall then be more than one series of the preferred stock outstanding at that time, ratably in accordance with the respective distributive amount to which such holders shall be entitled.

O. $9.00 Cumulative Convertible and Redeemable Voting Series O Preferred Shares, $.01 par value, Liquidation Value $100.00 Per Share

         (a) Designation-The designation of this series of Preferred Shares shall be "$9.00 Cumulative Convertible and Redeemable Voting Series O Preferred Shares" (hereinafter referred to as the "Series O Preferred Shares").

         (b) Dividends-The holders of the Series O Preferred Shares shall be entitled to receive, when and as declared by the board of directors of the Corporation, out of any assets of the Corporation available for dividends pursuant to the laws of the State of Delaware, preferential dividends at the rate of nine dollars ($9.00) per annum per share and no more. The dividends, when payable, shall be paid quarterly on the first days of March, June, September and December in each year (prorated if the period such stock is outstanding prior to the first quarterly dividend date is less than a calendar quarter), before any dividends shall be declared or paid upon or set apart for the Common Shares or Series A Common Shares of the Corporation for that quarter. Such dividends upon the Series O Preferred Shares shall be cumulative from the date of issue thereof so that if dividends for any past dividend period at the rate of nine dollars ($9.00) per annum per share shall not have been paid thereon or declared and a sum sufficient for payment thereof set apart, the deficiency shall be fully paid or set apart but without interest, before any dividend shall be paid upon or set apart for the Common Shares or Series A Common Shares; provided, however, that no dividends shall be declared on the shares of any series of preferred stock for any dividend period unless the full dividend for all prior dividend periods shall have been declared or shall be declared at the same time upon all preferred stock outstanding during such prior dividend periods, and further provided that no dividends shall be declared on the shares of any series of preferred stock unless a dividend for the same period shall be declared at the same time upon all preferred stock outstanding during said period in like proportion to the dividend rate upon such shares. Whenever the full dividend upon all series of preferred stock for all past dividend periods shall have been paid and the full dividend thereon for the then current dividend period shall have been paid or declared and a sum sufficient for the payment thereof set apart, dividends upon the Common Shares or Series A Common Shares may be declared by the board of directors out of the remainder of the assets available therefor.

         (c)      Redemption-

                  (1) Unless such shares have been converted pursuant to paragraph (f) hereof prior to January 1, 1990, the Corporation may, at its option from time to time and in such amounts as it may determine, redeem the Series O Preferred Shares for $100.00 per share plus an amount equal to all dividends accrued and unpaid thereon to the redemption date.

                  (2) Unless such shares have been converted pursuant to paragraph (f) hereof prior to January 1, 1990, the holder of Series O Preferred Shares may, at the holder's option, during the period commencing January 1, 1990 and ending December 31, 1999, elect to have redeemed in any one year as much as one-third (1/3) of the number of Series O Preferred Shares held by such person on January 1, 1990.

                  (3) Notice of an election under either of the redemption provisions in subparagraphs (c)(1) and (c)(2) above shall be mailed (A) in case of a redemption at the election of the Corporation to each holder of Series O Preferred Shares to be redeemed or (B) in the case of a redemption at the election of the holder of Series O Preferred Shares to the Corporation not less than thirty (30) days prior to the date upon which such stock is to be redeemed. In case less than all of the outstanding Series O Preferred Shares are to be redeemed by the Corporation, the amount to be redeemed and the method of effecting such redemption, whether by lot or pro rata or otherwise, may be determined by the Board of Directors. If on or before the redemption date specified in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment on demand to the holders of the Series O Preferred Shares so called for or requesting redemption, then, notwithstanding that any certificate representing Series O Preferred Shares so called for or requesting redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of such redemption so specified, and all rights with respect to such Series O Preferred Shares so called for or requesting redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall forthwith after such redemption date cease and terminate, except only the right of the holder to receive the redemption price therefor, but without interest. Series O Preferred Shares redeemed pursuant to the provisions hereof or any such shares purchased or otherwise acquired shall not be reissued but shall be canceled and proceedings shall be taken in the manner prescribed by statute to reduce the number of outstanding Series O Preferred Shares accordingly.

         (d)      Voting Rights-

                  (1) For all purposes, the holders of Series O Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

                  (2) Subject to the rights, if any, of the holders of one or more series of Preferred Shares, voting as a class, to elect one or more directors, in the election of directors, the holders of Series O Preferred Shares shall vote together as one class with the Series A Common Shares. The total number of directors of the Corporation shall be determined without regard to any director(s) whom the holders of one or more series of Preferred Shares, voting as a class, have elected or have the right to elect. In the event the number of issued and outstanding Series A Common Shares at any time falls below 500,000, then with respect to the election of directors at the next annual meeting thereafter the holders of Common Shares, Series A Common Shares and Preferred Shares shall be entitled to elect all of the directors of the Corporation.

         (e) Preemptive Rights-No holder of any Series O Preferred Shares shall have any preemptive right to subscribe for or acquire additional shares of the Corporation of the same or any other class or series, whether such shares be hereby or hereafter authorized; and no holder of Series O Preferred Shares shall have any preemptive right to acquire any shares which may be held in the treasury of the Corporation; all such additional or treasury shares may be sold for such consideration at such time and to such person or persons as the board of directors may from time to time determine.

         (f)      Conversion-

                  (1) (A) The Series O Preferred Shares shall be convertible into the Corporation's Common Shares as hereinafter provided, and when and as so converted, such Series O Preferred Shares shall be canceled and retired and shall not be reissued as such. Commencing upon issuance and terminating at the close of business on December 31, 1988, the Series O Preferred Shares may be converted, upon sixty (60) days' written notice to the Corporation, into Common Shares of the Corporation at the rate of nine (9) Common Shares for each Series O Preferred Share. Thereafter, until the close of business on December 31, 1989, the Series O Preferred Shares may be converted, upon sixty
                  (60) days' written notice to the Corporation, into Common Shares of the Corporation at the rate of eight (8) Common Shares for each Series O Preferred Share. On presentation and surrender to the Corporation at its offices of the certificates representing the Series O Preferred Shares to be converted, the holder thereof shall be entitled to receive in exchange therefor certificates for fully paid and non-assessable Common Shares of the Corporation at the rate aforesaid, all under suitable regulations to be prescribed by the board of directors of the Corporation. Conversion of Series O Preferred Shares in the manner aforesaid shall not affect the right of the converting holder thereof to receive dividends accrued but unpaid thereon as of the dividend payment date immediately prior to conversion.

                           (B) Notwithstanding the provisions of clause (A) above, if the Market Value (as defined below) of a Common Share does not exceed $12.875 per share on each of five consecutive trading days for at least two periods of five days each from the date of issuance to December 31, 1987, then the Corporation will deliver additional Common Shares to qualified shareholders, in an amount equal to the Price Differential (as defined below). The payment of additional Common Shares is limited to those shareholders electing to receive stock in connection with the acquisition of Chatham Telephone Company and others who receive such stock from such shareholders through inheritance or gift, and who complete the conversion of their Series O Preferred Shares, as provided herein, prior to August 1, 1988, and is further limited to those Common Shares owned by the shareholder on August 1, 1988 which were (i) issued in the original distribution of Series O Preferred Shares, or (ii) acquired pursuant to a conversion of Series O Preferred Shares (the "Qualified Shares"). For purposes of calculating the number of additional Common Shares to be issued, the value of each additional Common Share being issued shall be the highest average Market Value for two periods of five consecutive trading days from the date of issuance through December 31, 1987. This value is referred to hereinafter as the "Additional Share Value." The number of additional Common Shares to be issued shall be determined by dividing the Price Differential by the Additional Share Value. No fractional shares will be issued in connection with the payment of additional shares. An equivalent amount of cash for such fractional shares shall be distributed based upon the Additional Share Value.

                  For purposes hereof:

                           1. "Market Value" means the high sales price of a Common Share, as reported in the Wall Street Journal.

                           2. "Price Differential" means the difference between the highest average Market Value for five (5) consecutive trading days during the period from the date of issuance through December 31, 1987, and $12.875, multiplied by the number of Qualified Shares.

                  (2) The number of Common Shares into which each Series O Preferred Share is convertible shall be subject to adjustment from time to time as set forth in clauses (A) and (B) of this subparagraph (2):

                           (A) In case the Corporation  shall (i) pay a dividend
                  on its  Common  Shares  in  shares  of the  Corporation,  (ii)
                  subdivide its outstanding Common Shares, (iii) combine the outstanding Common Shares into a smaller number of shares or
                  (iv) issue by reclassification of its Common Shares (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each Series O Preferred Share shall be entitled to receive upon the conversion of such share, the number of shares of the Corporation which the holder would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective retroactively with respect to conversions made subsequent to the record date in the case of a dividend, and shall become effective on the effective date in the case of a subdivision, combination or reclassification.

                           (B) No  adjustment  in the  conversion  rate shall be
                  required unless such adjustment would require an increase or decrease in such rate of at least one-tenth (1/10) of a Common Share; provided, however, that any adjustments which by reason of this clause (B) are not required to be made shall be carried forward and taken into account by any subsequent adjustment.

                  (3) The Corporation shall at all times reserve and keep available out of its authorized Common Shares, solely for the purpose of issuance upon conversion of Series O Preferred Shares as herein provided, such number of Common Shares as shall then be issuable upon the conversion of all outstanding Series O Preferred Shares.

                  (4)  Fractional   Common  Shares  shall  not  be  issued  upon
         conversion of Series O Preferred Shares, nor shall cash adjustments be made for fractional shares upon such conversion.

                  (5) For the purposes of this paragraph (f), the term "Common Shares" shall mean (A) the class of stock designated as the Common Shares of the Corporation at the date of this Restated Certificate of Incorporation, or (B) any other class of stock resulting from successive changes or reclassifications of such class consisting solely of a change in par value, or a change from no par value to par value.

         (g) Liquidation Rights-In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of the Series O Preferred Shares shall be entitled, before any assets of the Corporation shall be distributed among or paid over to the holders of Common Shares or Series A Common Shares, to receive out of the assets of the Corporation $100.00 per Series O Preferred Share. If upon any such dissolution, liquidation or winding up, the assets of the Corporation available for payment to shareholders are not sufficient to make payment in full to the holders of the Series O Preferred Shares, payment shall be made to such holders ratably in accordance with the number of shares held by them and, in case there shall then be more than one series of preferred stock outstanding at that time, ratably in accordance with the respective distributive amount to which such holders shall be entitled.

S. $10.50/$7.00 Cumulative and Convertible Voting Series S Preferred Shares, $.01 par value, Liquidation Value $100.00 Per Share

         (a) Designation-The designation of this series of Preferred Shares shall be "$10.50/$7.00 Cumulative and Convertible Voting Series S Preferred Shares" (hereinafter referred to as the "Series S Preferred Shares").

         (b) Dividends-The rate of dividend payable upon Series S Preferred Shares shall be ten and 50/100 dollars ($10.50) per share per annum during the first year after issuance and seven and no/100 dollars ($7.00) per share per annum thereafter.

         (c)      Voting Rights-

                  (1) With respect to all matters, each holder of Series S Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

                  (2) With respect to the election of directors, the holders of Series S Preferred Shares shall have class voting rights (voting together with the holders of (A) other Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (B) Series A Common Shares) to the extent provided in Article IV of the Restated Certificate of Incorporation of the Corporation.

         (d)      Conversion-

                  (1) The Series S Preferred Shares shall be convertible into the Corporation's Common Shares as hereinafter provided, and when and as so converted, such Series S Preferred Shares shall be canceled and retired and shall not be reissued as such. Commencing upon issuance and terminating four (4) years thereafter, the Series S Preferred Shares may be converted, upon written notice to the Corporation, into Common Shares of the Corporation at the rate of four (4) Common Shares for each Series S Preferred Share. On presentation and surrender to the Corporation at its offices of the certificate representing the Series S Preferred Shares to be converted, the holder thereof shall be entitled to receive in exchange therefor certificates for the fully paid and non-assessable Common Shares of the Corporation at the rate aforesaid, all under suitable regulations to be prescribed by the board of directors of the Corporation. Conversion of Series S Preferred Shares in the manner aforesaid shall not affect the right of the converting holder thereof to receive dividends accrued but unpaid thereon as of the dividend payment date immediately prior to conversion.

                  (2) The number of Common Shares into which each Series S Preferred Share is convertible shall be subject to adjustment from time to time as set forth in clauses (A) and (B) of this subparagraph (2):

                           (A) In case the Corporation  shall (i) pay a dividend
                  on its Common Shares in shares of the Corporation (ii) subdivide its outstanding Common Shares, (iii) combine the outstanding Common Shares into a smaller number of shares or
                  (iv) issue by reclassification of its Common Shares (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each Series S Preferred Share shall be entitled to receive upon the conversion of such share, the number of shares of the Corporation which he would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective retroactively with respect to conversions made subsequently to the record date in the case of a dividend, and shall become effective on the effective date in the case of a subdivision, combination or reclassification.

                           (B) No  adjustment  in the  conversion  rate shall be
                  required unless such adjustment would require an increase or decrease in such rate of at least one-tenth (1/10) of a Common Share; provided, however, that any adjustments which by reason of this clause (B) are not required to be made shall be carried forward and taken into account by any subsequent adjustment.

                  (3) The Corporation shall at all times reserve and keep available out of its authorized Common Shares, solely for the purpose of issuance upon conversion of Series S Preferred Shares as herein provided, such number of Common Shares as shall then be issuable upon the conversion of all outstanding Series S Preferred Shares.

                  (4)  Fractional   Common  Shares  shall  not  be  issued  upon
         conversion of Series S Preferred Shares, nor shall cash adjustments be made for fractional shares upon such conversion.

                  (5) For the purposes of this paragraph (d), the term "Common Shares" shall mean (A) the class of stock designated as the Common Shares of the Corporation at the date of this Restated Certificate of Incorporation, or (B) any other class of stock resulting from successive changes or reclassifications of such class consisting solely of a change in par value, or a change from no par value to par value.

         (e) Liquidation-The amount payable upon each Series S Preferred Share in the event of either voluntary or involuntary liquidation shall be $100.00, plus a sum equal to the amount of all accumulated and unpaid dividends thereon.

U. $8.50 Cumulative, Non-Convertible, Redeemable and Voting Series U Preferred Shares, $.01 par value, Liquidation Value $100.00 Per Share

         (a) Designation-The designation of this series of Preferred Shares shall be "$8.50 Cumulative, Non-Convertible, Redeemable and Voting Series U Preferred Shares" (hereinafter referred to as "Series U Preferred Shares").

         (b) Dividends-The rate of dividend payable upon Series U Preferred Shares shall be eight and 50/100 dollars ($8.50) per share per annum. Such dividends shall be cumulative from and commence to accrue on the date of issuance.

         (c)      Redemption-

                  (1) After the fifth anniversary of the date of issuance, the Corporation may, at its option, redeem annually up to twenty percent (20%) of the Series U Preferred Shares outstanding on such fifth anniversary for $100.00 per share. After the tenth anniversary of their issuance, the Corporation may at any time redeem, in whole or in part, the then outstanding Series U Preferred Shares for $100.00 per share. In addition to the redemption price, the following shall be paid:

                           (A) any accrued and unpaid  dividends with respect to
                  each Series U Preferred Share redeemed, and

                           (B) an  amount  equal to  $2.125  for  each  Series U
                  Preferred Share redeemed multiplied by the number of days between the date fixed for redemption and the March 1, June 1, September 1, or December 1 immediately preceding the date fixed for redemption and divided by 90.

                  (2) Notice of an election under the redemption provision in subparagraph (c)(1) above shall be delivered to each holder of Series U Preferred Shares to be redeemed at the address appearing on the records of the Corporation not less than thirty (30) days prior to the date upon which such stock is to be redeemed. If on or before the redemption date specified in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment on demand to the holder of the Series U Preferred Shares so called for redemption, then, notwithstanding that any certificate representing Series U Preferred Shares so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of such redemption so specified, and all rights with respect to such Series U Preferred Shares so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall terminate at the close of business on such redemption date, except only the right of the holder to receive the redemption price therefor, but without interest. The Series U Preferred Shares purchased or otherwise acquired shall not be reissued but shall be canceled and proceedings shall be taken in the manner prescribed by statute to reduce the number of Preferred Shares which the Corporation is authorized to issue by the number of shares canceled.

         (d)      Voting Rights-

                  (1) With respect to all matters, each holder of Series U Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

                  (2) With respect to the election of directors, the holders of Series U Preferred Shares shall have class voting rights (voting together with the holders of (A) other Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (B) Series A Common Shares) to the extent provided in Article IV of the Restated Certificate of Incorporation of the Corporation.

         (e) Conversion-The Series U Preferred Shares shall not be convertible.

         (f) Liquidation-The amount payable upon each Series U Preferred Share in the event of either voluntary or involuntary liquidation shall be $100.00, plus a sum equal to the amount of all accumulated and unpaid dividends thereon.

BB. $9.00 Cumulative and Convertible Voting Series BB Preferred Shares, $.01 par value, Liquidation Value $100.00 Per Share

         (a) Designation-The designation of this series of Preferred Shares shall be $9.00 Cumulative, Convertible and Redeemable Voting Series BB Preferred Shares" (hereinafter referred to as the "Series BB Preferred Shares").

         (b) Dividends-The rate of dividend payable upon Series BB Preferred Shares shall be nine and no/100 dollars ($9.00) per share per annum.

         (c)      Redemption-

                  (1) Unless the Series BB Preferred Shares have been converted, or written notice to convert has been received prior to the expiration of the conversion period set forth in paragraph (e) hereof, then commencing with the tenth anniversary of the issuance of the Series BB Preferred Shares and ending ten years thereafter, the Corporation may, at its sole option, at any time thereafter, redeem up to two thousand (2,000) shares per annum of the then outstanding Series BB Preferred Shares for $100.00 per share, plus an amount equal to all dividends accrued and unpaid thereon on the redemption date.

                  (2) Notice of an election under the redemption provision in subparagraph (c)(1) above shall be delivered to the Corporation not less than thirty (30) days prior to the date upon which such stock is to be redeemed. If on or before the redemption date specified in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment on demand to the holder of Series BB Preferred Shares so offered for redemption, then, notwithstanding that any certificate representing Series BB Preferred Shares so offered for redemption shall have not been so surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of such redemption so specified, and all rights with respect to such Series BB Preferred Shares so offered for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall forthwith after such redemption date shall cease and terminate, except only the right of the holder to receive the redemption price therefor, but without interest.

         (d)      Voting Rights-

                  (1) With respect to all matters, each holder of Series BB Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

                  (2) With respect to the election of directors, the holders of Series BB Preferred Shares shall have class voting rights (voting together with the holders of (A) other Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (B) Series A Common Shares) to the extent provided in Article IV of the Restated Certificate of Incorporation of the Corporation.

         (e)      Conversion-

                  (1) The Series BB Preferred  Shares shall be convertible  into the Corporation's Common Shares as hereinafter provided. Commencing upon issuance and terminating ten (10) years thereafter, the Series BB Preferred Shares may be converted, upon written notice to the Corporation, into Common Shares of the Corporation at the rate of six
         (6) Common Shares for each Series BB Preferred Share. On presentation and surrender to the Corporation at its offices of the certificate representing the Series BB Preferred Shares to be converted, the holder thereof shall be entitled to receive in exchange therefor certificates for the fully paid and non-assessable Common Shares of the Corporation at the rate aforesaid, all under suitable regulations to be prescribed by the board of directors of the Corporation. Conversion of Series BB Preferred Shares in the manner aforesaid shall not affect the right of the converting holder thereof to receive dividends accrued but unpaid thereon as of the dividend payment date immediately prior to conversion.

                  (2) The number of Common Shares into which each Series BB Preferred Share is convertible shall be subject to adjustment from time to time as set forth in clauses (A) and (B) of this subparagraph (2):

                           (A) In case the Corporation  shall (i) pay a dividend
                  on its Common Shares in shares of the Corporation (ii) subdivide its outstanding Common Shares, (iii) combine the outstanding Common Shares into a smaller number of shares, or
                  (iv) issue by reclassification of its Common Shares (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each Series BB Preferred Share shall be entitled to receive upon the conversion of such share, the number of shares of the Corporation which he would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective retroactively with respect to conversions made subsequent to the record date in the case of a dividend, and shall become effective on the effective date in the case of a subdivision, combination or reclassification.

                           (B) No  adjustment  in the  conversion  rate shall be
                  required unless such adjustment would require an increase or decrease in such rate of at least one-tenth (1/10) of a Common Share; provided, however, that any adjustments which by reason of this clause (B) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

                  (3) The Corporation shall at all times reserve and keep available out of its authorized Common Shares, solely for the purpose of issuance upon conversion of Series BB Preferred Shares as herein provided, such number of Common Shares as shall then be issuable upon the conversion of all outstanding Series BB Preferred Shares.

                  (4)  Fractional   Common  Shares  shall  not  be  issued  upon
         conversion of Series BB Preferred Shares, nor shall cash adjustments be made for fractional shares upon such conversion.

                  (5) For the purposes of this paragraph (e), the term "Common Shares" shall mean (A) the class of stock designated as the Common Shares of the Corporation at the date of this Restated Certificate of Incorporation, or (B) any other class of stock resulting from successive changes or reclassifications of such class consisting solely of a change in par value, or a change from no par value to par value.

         (f) Liquidation-The amount payable upon each Series BB Preferred Share in the event of either voluntary or involuntary liquidation shall be $100.00, plus a sum equal to the amount of all accumulated and unpaid dividends thereon.

DD.       $7.00   Cumulative,   Convertible  and  Redeemable  Voting  Series  DD
          Preferred Shares, $.01 par value, Liquidation Value $100.00 Per Share

         (a) Designation-The designation of this series of Preferred Shares shall be $7.00 Cumulative, Convertible and Redeemable Voting Series DD Preferred Shares (hereinafter referred to as the "Series DD Preferred Shares").

         (b) Dividends-The rate of dividend payable upon Series DD Preferred Shares shall be seven and no/100 dollars ($7.00) per share per annum.

         (c) Convertibility-Commencing upon issuance and terminating on the day before the fifteenth anniversary thereof, the Series DD Preferred Shares shall be convertible, at the election of the holder of Series DD Preferred Shares and upon surrender to the Corporation of the certificate or certificates representing the shares to be converted, into fully paid and non-assessable TDS Common Shares, $1.00 par value (hereinafter referred to as the "Common Shares"), at the rate of five and one-quarter (5.25) Common Shares for each Series DD Preferred Share. Certificates representing any Series DD Preferred Shares surrendered for conversion shall be delivered to the Corporation duly endorsed, or accompanied by proper instruments of transfer, to the Corporation or in blank, together with a written notice to the Corporation of the holder's election to make the conversion and of the name or names in which the certificate or certificates for Common Shares shall be issued. The Corporation shall pay all documentary, stamp, and similar taxes that may be payable in respect of the issue or delivery of Common Shares upon conversion of any Series DD Preferred Shares. The Corporation shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Shares the full number of Common Shares that would be deliverable upon the conversion of Series DD Preferred Shares then outstanding.

         If at any time the Corporation elects to redeem part or all of the outstanding Series DD Preferred Shares (pursuant to paragraph (e) of this Statement of Designation, Preferences and Rights), the holders of the Series DD Preferred Shares that the Corporation elects to redeem shall be entitled to convert those shares to Common Shares by delivering to the Corporation, not less than ten (10) days before the redemption date specified in the Corporation's notice of redemption, a written notice of the holder's election to convert part or all of his Series DD Preferred Shares to Common Shares, together with the certificate or certificates representing the Series DD Preferred Shares to be converted duly endorsed (or accompanied by proper instruments of transfer) to the Corporation or in blank.

         The number of Common Shares into which each Series DD Preferred Share is convertible shall be subject to adjustment from time to time as set forth below:

         In case the Corporation shall (1) pay a dividend on its Common Shares (in shares of the Corporation), (2) subdivide its outstanding Common Shares, (3) combine the outstanding Common Shares into a smaller number of shares or (4) issue by reclassification of its Common Shares (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each Series DD Preferred Share shall be entitled to receive upon the conversion of such share, the number of shares of the Corporation which he or she would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective retroactively with respect to conversions made subsequent to the record date in the case of a dividend, and shall become effective on the effective date in the case of a subdivision, combination or reclassification. Fractional Common Shares shall not be issued upon conversion of Series DD Preferred Shares, nor shall cash adjustments be made for fractional shares upon such conversion.

         (d) Liquidation Value-Each Series DD Preferred Share shall have a liquidation value of $100.00.

         (e) Redeemability-The Series DD Preferred Shares shall be redeemable upon the second anniversary of their issuance, and on each anniversary thereafter through the sixth such anniversary, at the election of the holder of Series DD Preferred Shares, which election shall be made not less than ten (10) days before each such anniversary. The Corporation shall redeem on a pro-rata basis for each holder, up to twenty percent (20%) of the number of Series DD Preferred Shares issued and outstanding on each anniversary of their issuance without premium, upon payment to the holder of Series DD Preferred Shares to be redeemed of $100.00 per share plus



                  (1) any accrued and unpaid dividends with respect to each Series DD Preferred Share redeemed, and

                  (2) an amount equal to $1.75 for each Series DD Preferred Share redeemed multiplied by the number of days between the date fixed for redemption and the March 1, June 1, September 1, or December 1 immediately preceding the date fixed for redemption and divided by 90.

The right of redemption provided in the preceding sentence shall not be cumulative. In the event that a holder of Series DD Preferred Shares fails to exercise its right of redemption during any year, such right of redemption with respect to the Series DD Preferred Shares eligible for redemption during such year shall lapse. A holder of Series DD Preferred Shares shall exercise its right of redemption by mailing to the Corporation written notice of its election to redeem Series DD Preferred Shares, together with a certificate or certificates representing the Series DD Preferred Shares to be redeemed, duly endorsed or accompanied by proper instruments of transfer. The foregoing right of redemption may only be exercised if the price of the Common Shares at the time the holder of Series DD Preferred Shares gives notice of his or her desire to have Series DD Preferred Shares redeemed is below $19.00 per share (or such equivalent price as may exist as a result of any stock split, stock dividend, reclassification or similar event).

         After the fifteenth anniversary of their issuance, the Series DD Preferred Shares outstanding may be redeemed at the election of the Corporation from time to time in whole or in part, without premium, upon payment to the holder of Series DD Preferred Shares to be redeemed of $100 per share plus

                  (1) any accrued and unpaid dividends with respect to each Series DD Preferred Share redeemed, and

                  (2) an amount equal to $1.75 for each Series DD Preferred Share redeemed multiplied by the number of days between the date fixed for redemption and the March 1, June 1, September 1, or December 1 immediately preceding the date fixed for redemption and divided by 90.

Notice of any redemption shall be mailed to each holder of Series DD Preferred Shares to be redeemed not less than thirty (30) days prior to the date upon which such stock is to be redeemed. If on or before the redemption date specified in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment on demand to the holders of Series DD Preferred Shares so called for redemption then, notwithstanding that any certificate representing Series DD Preferred Shares so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of such redemption so specified, and all rights with respect to such Series DD Preferred Shares so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall forthwith after such redemption date cease and terminate, except only the right of the holder to receive the redemption price therefor, but without interest.

         (f) Voting Rights-With respect to all matters, each holder of Series DD Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation. With respect to the election of directors, the holders of Series DD Preferred Shares shall have class voting rights (voting together with the holders of (1) other Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (2) Series A Common Shares) to the extent provided in
Article IV of the Restated Certificate of Incorporation of the Corporation.

         (g) Liquidation Preference-For purposes of Article IV of this Restated Certificate of Incorporation, the "fixed amount payable" for the Series DD Preferred Shares shall be $100.00 per share.

EE.       $6.00  Cumulative,   Convertible,  Redeemable  and  Voting  Series  EE
          Preferred Shares, $.01 par value, Liquidation Value $100.00 Per Share

         (a) Designation-The designation of this series of Preferred Shares shall be "$6.00 Cumulative, Convertible, Redeemable and Voting Series EE Preferred Shares" (hereinafter referred to as the "Series EE Preferred Shares").

         (b) Dividends-The rate of dividend payable upon Series EE Preferred Shares shall be six and no/100 dollars ($6.00) per share per annum. Such dividends shall be cumulative from and commence to accrue on the date of issuance.

         (c)      Redemption-

                  (1) After the twentieth anniversary of the date of issuance, the Corporation may, at its option, at any time redeem all or a portion of the then outstanding Series EE Preferred Shares for $100.00 per share, plus an amount equal to all accumulated and unpaid dividends thereon.

                  (2) Notice of an election under the redemption provision in subparagraph (c)(1) above shall be delivered to each holder of Series EE Preferred Shares to be redeemed at the address appearing on the records of the Corporation not less than thirty (30) days prior to the date upon which such stock is to be redeemed. If, on the redemption date specified in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment on demand to the holder of Series EE Preferred Shares so called for redemption, then notwithstanding that any certificate representing Series EE Preferred Shares so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of such redemption so specified, and all rights with respect to such Series EE Preferred Shares so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall terminate at the close of business on such redemption date, except only the right of the holder to receive the redemption price therefor, but without interest.

         (d)      Voting Rights-

                  (1) With respect to all matters, each holder of Series EE Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

                  (2) With respect to the election of directors, the holders of Series EE Preferred Shares shall have class voting rights (voting together with the holders of (A) other Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (B) Series A Common Shares) to the extent provided in Article IV of the Restated Certificate of Incorporation of the Corporation.

         (e)      Conversion-

                  (1) Commencing upon issuance and terminating at the close of business on the day before the tenth anniversary of the date of issuance, each outstanding Series EE Preferred Share may be converted, upon fifteen (15) days' written notice into four and one-half (4.5) Common Shares. On presentation and surrender to the Corporation at its offices of the certificate representing the Series EE Preferred Shares to be converted, the holder thereof shall be entitled to receive in exchange therefor certificates for the fully paid and non-assessable Common Shares of the Corporation at the rate aforesaid, all under suitable regulations to be prescribed by the board of directors of the Corporation. Conversion of Series EE Preferred Shares in the manner aforesaid shall not affect the right of the converting holder thereof to receive dividends accrued but unpaid thereon as of the dividend payment date immediately prior to conversion.

                  (2) The number of Common Shares into which each Series EE Preferred Share is convertible shall be subject to adjustment from time to time. In the event the Corporation shall (A) pay a dividend on its Common Shares (in Common Shares of the Corporation) of more than 20% of the number of outstanding Common Shares, (B) subdivide its outstanding Common Shares, (C) combine the outstanding Common Shares into a smaller number of shares or (D) issue by reclassification of its Common Shares (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each Series EE Preferred Share shall be entitled to receive, upon the conversion of such share, the number of shares of the Corporation which he would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective retroactively with respect to conversions made after the record date in the case of a dividend, and shall become effective on the effective date in the case of a subdivision, combination or reclassification.

                  (3) The Corporation shall at all times reserve and keep available out of its authorized Common Shares, solely for the purpose of issuance upon conversion of Series EE Preferred Shares as herein provided, such number of Common Shares as shall then be issuable upon the conversion of all outstanding Series EE Preferred Shares.

                  (4)  Fractional   Common  Shares  shall  not  be  issued  upon
         conversion of Series EE Preferred Shares, nor shall cash adjustments be made for fractional shares upon such conversion.

                  (5) For the purposes of this paragraph (e), the term "Common Shares" shall mean (A) the class of stock designated as the Common Shares of the Corporation on the date this Restated Certificate of Incorporation is filed with the Delaware Secretary of State, or (B) any other class of stock resulting from successive changes or reclassifications of such class consisting solely of a change in par value, or a change from no par value.

         (f) Liquidation-The amount payable upon each Series EE Preferred Share in the event of either voluntary or involuntary liquidation shall be $100.00, plus a sum equal to the amount of all accumulated and unpaid dividends thereon.

GG. $5.00 Cumulative Convertible and Redeemable Voting Series GG Preferred Shares, $.01 par value, Liquidation Value $100.00 Per Share

         (a) Designation-The designation of this series of Preferred Shares shall be "$5.00 Cumulative Convertible and Redeemable Voting Series GG Preferred Shares" (hereinafter referred to as the "Series GG Preferred Shares").

         (b) Dividends-Each holder of a share of Series GG Preferred Shares shall be entitled to receive, when, as and if declared by the board of directs of the Corporation, out of funds of the Corporation legally available therefor, cumulative dividends during each fiscal quarter that such Series GG Preferred Shares is outstanding at a per annum dividend rate of five dollars ($5.00) per share. Such dividends shall be cumulative from and commence to accrue on the date of original issuance of such Series GG Preferred Shares (the "Issue Date").

         (c)      Redemption-

                  (1) Unless the Series GG Preferred Shares have been converted or the Corporation shall have received prior to the tenth anniversary of the Issue Date written notice of election to convert in accordance with paragraph (e) hereof, on or after the tenth anniversary of the Issue Date, the Series GG Preferred Shares shall be redeemable, in whole or in part from time-to-time, at the option of the Corporation, upon giving notice as provided in subparagraph (c)(2) hereof, at a redemption price (the "Redemption Price") equal to the product of the number of Series GG Preferred Shares called for redemption times the sum of (A) $100.00 per Series GG Preferred Share plus (B) all dividends accrued and unpaid thereon through the date set for redemption (the "Redemption Date"); provided, however, that prior to the twelfth anniversary of the Issue Date the Corporation shall have redeemed all the Series GG Preferred Shares outstanding. The Redemption Price payable on any Redemption Date shall be payable, at the option of Corporation, (x) in cash (by certified check) or (y) by the issuance of Common Shares of the Corporation to the record holder of such Series GG Preferred Shares being redeemed. In the event that the Corporation elects to pay the Redemption Price by issuing its Common Shares, the number of Common Shares to be issued shall be calculated based upon the closing price on the American Stock Exchange (or, if the Corporation's Common Shares are not listed on the American Stock Exchange on the first trading day immediately preceding the date notice is given, the closing price of such Common Shares on (in order if more than one applies) any national securities exchange, any regional securities exchange, the highest bid price quoted through the National Association of Securities Dealers Automated Quotation System or the highest bid price reported by dealers in the over-the-counter market) of the Corporation's Common Shares on the first trading day immediately preceding the date that the notice of redemption is mailed to record holders.

                  (2) Notice of an election under the redemption provision in subparagraph (c)(1) above shall be mailed (by first class, postage prepaid) to each holder of Series GG Preferred Shares to be redeemed at the address appearing on the records of the Corporation not less than thirty (30) days prior to the Redemption Date. If on or before the Redemption Date specified in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment to the holder of Series GG Preferred Shares so called for redemption upon such holder's surrender of such Series GG Preferred Shares to the Corporation, then, notwithstanding that any certificate representing Series GG Preferred Shares so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the Redemption Date, and all rights with respect to such Series GG Preferred Shares so called for redemption, including any right to vote or otherwise participate, in the determination of any proposed corporate action, shall terminate at the close of business on such Redemption Date, except only the right of the holder to receive the Redemption Price therefor, but without interest.

         (d) Each such notice of redemption shall state:

                  (1)  the Redemption Date;

                  (2) the number of Series GG Preferred Shares to be redeemed and, if less than all the shares held by such holder are to be redeemed from such holder, the number of shares to be redeemed from such holder;

                  (3)  whether  the  Redemption  Price  will be paid in cash (by certified check) or by the issuance of Common Shares of the Corporation, and, if payment is to be made by the issuance of Common Shares, the number of Common Shares to be issued to such holder;

                  (4) the place where certificates for such shares are to be surrendered for payment of the Redemption Price; and

                  (5) that dividends on the shares to be redeemed shall cease to accrue on such Redemption Date.

         On or after the Redemption Date each holder of shares of Series GG Preferred Shares to be redeemed shall present and surrender his certificate or certificates for such shares to the Corporation at the place designated in such notice and thereupon the Redemption Price of such shares shall be paid to or on the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In case fewer than all the shares represented by such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. From and after the Redemption Date (unless the Corporation shall default in payment of the Redemption Price) all dividends on the shares of Series GG Preferred Shares designated for redemption in such notice shall cease to accrue, and all rights of the holders thereof as shareholders of the Corporation, except the right to receive the Redemption Price thereof, without interest, upon the surrender of certificates representing the same, shall cease and terminate and such shares shall not thereafter be transferred (except with the consent of the Corporation) on the books of the Corporation and such shares shall not be deemed to be outstanding for any purpose whatsoever.

         (e)      Voting Rights-

                  (1) With respect to all matters, each holder of Series GG Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

                  (2) With respect to the election of directors, the holders of Series GG Preferred Shares shall have class voting rights (voting together with the holders of (A) other Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (B) Series A Common Shares) to the extent provided in Article IV of the Restated Certificate of Incorporation of the Corporation.

         (f)      Conversion-

                  (1) Commencing upon the Issue Date and terminating at the close of business on the day before the tenth anniversary of the Issue Date, the outstanding Series GG Preferred Shares may be converted at any time, upon fifteen (15) days' written notice mailed to the Corporation (by first class, postage prepaid), into 2.3 Common Shares for each Series GG Preferred Share. On presentation and surrender of the certificate(s) representing the Series GG Preferred Shares to be converted to the Corporation at its offices, the holder thereof shall be entitled to receive in exchange therefor certificates for the fully paid and non-assessable Common Shares of the Corporation at the rate aforesaid, all under suitable regulations to be prescribed by the board of directors of the Corporation. Conversion of Series GG Preferred Shares in the manner aforesaid shall not affect the right of the converting holder thereof to receive dividends accrued but unpaid thereon as of the dividend payment date immediately prior to the date of conversion (the "Conversion Date").

                  (2) The number of Common Shares into which each Series GG Preferred Shares is convertible shall be subject to adjustment from time to time as set forth in clauses (A) and (B) of this subparagraph
         (2):

                           (A) In the  event  the  Corporation  shall  (i) pay a
                  dividend  on its Common  Shares in shares of the  Corporation,
                  (ii) subdivide its outstanding Common Shares, (iii) combine the outstanding Common Shares into a smaller number of shares or (iv) issue by reclassification of its Common Shares (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each Series GG Preferred Share shall be entitled to receive upon the conversion of such share, the number of shares of the Corporation which he would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective retroactively with respect to conversions made after the record date in the case of a dividend, and shall become effective on the effective date in the case of a subdivision, combination or reclassification.

                           (B) No  adjustment  in the  conversion  rate shall be
                  required unless such adjustment would require an increase or decrease in such rate of at least one-tenth (1/10) of a Common Share; provided, however, that any adjustments which by reason of this clause (B) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

                  (3) The Corporation shall at all times reserve and keep available out of its authorized Common Shares, solely for the purpose of issuance upon conversion of Series GG Preferred Shares as herein provided, such number of Common Shares as shall then be issuable upon the conversion of all outstanding Series GG Preferred Shares.

                  (4) Fractional   Common  Shares  shall  not  be  issued  upon
         conversion of Series GG Preferred Shares, nor shall cash adjustments be made for fractional shares upon such conversion.

                  (5) For purposes of this paragraph (e), the term "Common Shares" shall mean (A) the class of stock designated as the Common Shares of the Corporation on the date this Restated Certificate of Incorporation is filed with the Delaware Secretary of State, or (B) any other class of stock resulting from successive changes or reclassifications of such class consisting solely of a change in par value, or a change from no par value to par value.

                  (6) Each such notice of conversion shall state:

                           (A) The  Conversion  Date  (which  shall  be at least
                  fifteen (15) days subsequent to the date of mailing of such notice); and

                           (B) The  number of Series GG  Preferred  Shares to be
                  converted, if less than all the shares held by such holder.

         The holder shall deliver his certificate(s) representing such Series GG Preferred Shares to be converted to the Corporation with the notice of conversion. In case fewer than all the shares represented by such certificate are converted, a new certificate shall be issued representing the unconverted shares. From and after the Conversion Date (unless the Corporation shall default in issuing the Common Shares on the Conversion Date) all dividends on such shares of Series GG Preferred Shares shall cease to accrue and such shares shall not be outstanding for any purpose whatsoever.

         (g) Preference Value in Liquidation. The amount payable upon each Series GG Preferred Shares in the event of either voluntary or involuntary liquidation shall be $100.00, plus a sum equal to the amount of all dividends accrued and unpaid dividends thereon.

II.       Redeemable  Voting  Series  II  Preferred  Shares,   $.01  par  value,
          Liquidation Value $100.00 Per Share

         (a) Designation-The designation of this series of Preferred Shares shall be "Redeemable Voting Series II Preferred Shares" (hereinafter referred to as the "Series II Preferred Shares").

         (b) Dividends-Each holder of a Series II Preferred Share shall be entitled to receive, when, as and if declared by the board of directors of the Corporation, out of funds of the Corporation legally available therefor, cumulative dividends during each fiscal quarter that such Series II Preferred Shares are outstanding at a per annum dividend rate of six dollars ($6.00) per share. Such dividends shall be payable as declared and cumulative from and commence to accrue on the date of original issuance of such Series II Preferred Shares (the "Issue Date").

         (c)  Redemption at Election of Holder-

                  (1) The Series II Preferred Shares shall be redeemable, in whole or in part, at the option of the holder thereof, on March 1, 1993, upon written notice given by such holder, between September 1, 1992 and December 1, 1992 and on the first day of March in calendar years 1997 through 2012, upon written notice given by such holder between the first day of September and the first day of December of the immediately preceding calendar year, of the holder's election to have the Corporation redeem such shares on March 1st of the next succeeding calendar year (the "Redemption Date"). Notice of an election under the redemption provision above shall be mailed (by first class, postage prepaid) to the office or agency maintained by the Corporation for that purpose and each notice shall state the number of Series II Preferred Shares to be redeemed, if less than all the shares held by the holder giving such notice.

                  (2) Except as provided in the preceding paragraph, the Series II Preferred Shares shall not be subject to redemption and shall not be subject to the election by the holder thereof to have the Corporation redeem such Series II Preferred Shares.

                  (3) Upon receipt of written notice from the holder of its election to redeem, the Corporation shall redeem the Series II Preferred Shares to be redeemed pursuant to such notice of redemption on the Redemption Date. The redemption price (the "Redemption Price") of the Series II Preferred Shares shall be equal to the product of the number of Series II Preferred Shares elected to be redeemed multiplied by the sum of (A) $100.00 per share plus (B) all dividends accrued and unpaid, whether declared or undeclared, thereon through the Redemption Date. The Redemption Price payable on any Redemption Date shall be paid by check mailed to the holder within 30 days of the Redemption Date.

                  (4) If on or before the Redemption Date, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment to any holder of the Series II Preferred Shares to be redeemed pursuant to such notice of redemption upon such holder's surrender of such Series II Preferred Shares to the Corporation, then, notwithstanding that any certificate representing Series II Preferred Shares to be so redeemed shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the Redemption Date, and all rights with respect to such Series II Preferred Shares to be so redeemed, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall terminate at the close of business on such Redemption Date, except only the right of the holder to receive the Redemption Price therefor, but without interest.

                  (5) Each holder who has given notice  pursuant to subparagraph
         (c)(1) above shall deliver the certificate representing the Series II Preferred Shares to be redeemed to the Corporation with the notice of the redemption. In case fewer than all the shares represented by such certificate are to be redeemed, a new certificate shall be issued representing the shares which were not so redeemed.

         (d)      Voting Rights-

                  (1) With respect to all matters, each holder of Series II Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

                  (2) With respect to the election of directors, the holders of Series II Preferred Shares shall have class voting rights (voting together with the holders of (A) other Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (B) Series A Common Shares) to the extent provided in Article IV of the Restated Certificate of Incorporation of the Corporation.

         (e) Preference Value in Liquidation-The amount payable upon each Series II Preferred Share in the event of either voluntary or involuntary liquidation shall be $100.00.

JJ.       Redeemable  Voting  Series  JJ  Preferred  Shares,   $.01  par  value,
          Liquidation Value $100.00 Per Share

         (a) Designation-The designation of this series of Preferred Shares shall be "Redeemable Voting Series JJ Preferred Shares" (hereinafter referred to as the "Series JJ Preferred Shares").

         (b) Dividends-Each holder of a Series JJ Preferred Share shall be entitled to receive, when, as and if declared by the board of directors of the Corporation, out of funds of the Corporation legally available therefor, cumulative dividends during each fiscal quarter that such Series JJ Preferred Shares are outstanding at a per annum dividend rate of six dollars ($6.00) per share. Such dividends shall be payable as declared and cumulative from and commence to accrue on the date of original issuance of such Series JJ Preferred Shares (the "Issue Date").

         (c)      Redemption at Election of Holder-

                  (1) The Series JJ Preferred Shares shall be redeemable, in whole or in part, at the option of the holder thereof, on March 1, 1994, upon written notice given by such holder, between September 1, 1993 and December 1, 1993 and on the first day of March in calendar years 1997 through 2012, upon written notice given by such holder between the first day of September and the first day of December of the immediately preceding calendar year, of the holder's election to have the Corporation redeem such shares on March 1st of the next succeeding calendar year (the "Redemption Date"). Notice of an election under the redemption provision above shall be mailed (by first class, postage prepaid) to the office or agency maintained by the Corporation for that purpose and each notice shall state the number of Series JJ Preferred Shares to be redeemed, if less than all the shares held by the holder giving such notice.

                  (2) Except as provided in the preceding paragraph, the Series JJ Preferred Shares shall not be subject to redemption and shall not be subject to the election by the holder thereof to have the Corporation redeem such Series JJ Preferred Shares.

                  (3) Upon receipt of written notice from the holder of its election to redeem, the Corporation shall redeem the Series JJ Preferred Shares to be redeemed pursuant to such notice of redemption on the Redemption Date. The redemption price (the "Redemption Price") of the Series JJ Preferred Shares shall be equal to the product of the number of Series JJ Preferred Shares elected to be redeemed multiplied by the sum of (A) $100.00 per share plus (B) all dividends accrued and unpaid, whether declared or undeclared, thereon through the Redemption Date. The Redemption Price payable on any Redemption Date shall be paid by check mailed to the holder within 30 days of the Redemption Date.

                  (4) If on or before the Redemption Date, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment to any holder of the Series JJ Preferred Shares to be redeemed pursuant to such notice of redemption upon such holder's surrender of such Series JJ Preferred Shares to the Corporation, then, notwithstanding that any certificate representing Series JJ Preferred Shares to be so redeemed shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the Redemption Date, and all rights with respect to such Series JJ Preferred Shares to be so redeemed, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall terminate at the close of business on such Redemption Date, except only the right of the holder to receive the Redemption Price therefor, but without interest.

                  (5) Each holder who has given notice  pursuant to subparagraph
         (c)(1) above shall deliver the certificate representing the Series JJ Preferred Shares to be redeemed to the Corporation with the notice of the redemption. In case fewer than all the shares represented by such certificate are to be redeemed, a new certificate shall be issued representing the shares which were not so redeemed.

         (d)      Voting Rights-

                  (1) With respect to all matters, each holder of Series JJ Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

                  (2) With respect to the election of directors, the holders of Series JJ Preferred Shares shall have class voting rights (voting together with the holders of (A) other Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (B) Series A Common Shares) to the extent provided in Article IV of the Restated Certificate of Incorporation of the Corporation.

         (e) Preference Value in Liquidation-The amount payable upon each Series JJ Preferred Share in the event of either voluntary or involuntary liquidation shall be $100.00.

KK.       Redeemable  Voting  Series  KK  Preferred  Shares,   $.01  par  value,
          Liquidation Value $100.00 Per Share

         (a) Designation-The designation of this series of Preferred Shares shall be "Redeemable Voting Series KK Preferred Shares" (hereinafter referred to as the "Series KK Preferred Shares").

         (b) Dividends-Each holder of a Series KK Preferred Share shall be entitled to receive, when, as and if declared by the board of directors of the Corporation, out of funds of the Corporation legally available therefor, cumulative dividends during each fiscal quarter that such Series KK Preferred Shares are outstanding at a per annum dividend rate of six dollars ($6.00) per share. Such dividends shall be payable as declared and cumulative from and commence to accrue on the date of original issuance of such Series KK Preferred Shares (the "Issue Date").

         (c)      Redemption at Election of Holder-

                  (1) The Series KK Preferred Shares shall be redeemable, in whole or in part, at the option of the holder thereof, on March 1, 1995, upon written notice given by such holder, between September 1, 1994 and December 1, 1994 and on the first day of March in calendar years 1997 through 2012, upon written notice given by such holder between the first day of September and the first day of December of the immediately preceding calendar year, of the holder's election to have the Corporation redeem such shares on March 1st of the next succeeding calendar year (the "Redemption Date"). Notice of an election under the redemption provision above shall be mailed (by first class, postage prepaid) to the office or agency maintained by the Corporation for that purpose and each notice shall state the number of Series KK Preferred Shares to be redeemed, if less than all the shares held by the holder giving such notice.

                  (2) Except as provided in the preceding paragraph, the Series KK Preferred Shares shall not be subject to redemption and shall not be subject to the election by the holder thereof to have the Corporation redeem such Series KK Preferred Shares.

                  (3) Upon receipt of written notice from the holder of its election to redeem, the Corporation shall redeem the Series KK Preferred Shares to be redeemed pursuant to such notice of redemption on the Redemption Date. The redemption price (the "Redemption Price") of the Series KK Preferred Shares shall be equal to the product of the number of Series KK Preferred Shares elected to be redeemed multiplied by the sum of (A) $100.00 per share plus (B) all dividends accrued and unpaid, whether declared or undeclared, thereon through the Redemption Date. The Redemption Price payable on any Redemption Date shall be paid by check mailed to the holder within 30 days of the Redemption Date.

                  (4) If on or before the Redemption Date, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment to any holder of the Series KK Preferred Shares to be redeemed pursuant to such notice of redemption upon such holder's surrender of such Series KK Preferred Shares to the Corporation, then, notwithstanding that any certificate representing Series KK Preferred Shares to be so redeemed shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the Redemption Date, and all rights with respect to such Series KK Preferred Shares to be so redeemed, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall terminate at the close of business on such Redemption Date, except only the right of the holder to receive the Redemption Price therefor, but without interest.

                  (5) Each holder who has given notice  pursuant to subparagraph
         (c)(1) above shall deliver the certificate representing the Series KK Preferred Shares to be redeemed to the Corporation with the notice of the redemption. In case fewer than all the shares represented by such certificate are to be redeemed, a new certificate shall be issued representing the shares which were not so redeemed.

         (d)      Voting Rights-

                  (1) With respect to all matters, each holder of Series KK Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

                  (2) With respect to the election of directors, the holders of Series KK Preferred Shares shall have class voting rights (voting together with the holders of (A) other Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (B) Series A Common Shares) to the extent provided in Article IV of the Restated Certificate of Incorporation of the Corporation.

         (e) Preference Value in Liquidation-The amount payable upon each Series KK Preferred Share in the event of either voluntary or involuntary liquidation shall be $100.00.

LL.       Redeemable  Voting  Series  LL  Preferred  Shares,   $.01  par  value,
          Liquidation Value $100.00 Per Share

         (a) Designation-The designation of this series of Preferred Shares shall be "Redeemable Voting Series LL Preferred Shares" (hereinafter referred to as the "Series LL Preferred Shares").

         (b) Dividends-Each holder of a Series LL Preferred Share shall be entitled to receive, when, as and if declared by the board of directors of the Corporation, out of funds of the Corporation legally available therefor, cumulative dividends during each fiscal quarter that such Series LL Preferred Shares are outstanding at a per annum dividend rate of six dollars ($6.00) per share. Such dividends shall be payable as declared and cumulative from and commence to accrue on the date of original issuance of such Series LL Preferred Shares (the "Issue Date").

         (c)      Redemption at Election of Holder-

                  (1) The Series LL Preferred Shares shall be redeemable, in whole or in part, at the option of the holder thereof, on March 1, 1996, upon written notice given by such holder, between September 1, 1995 and December 1, 1995 and on the first day of March in calendar years 1997 through 2012, upon written notice given by such holder between the first day of September and the first day of December of the immediately preceding calendar year, of the holder's election to have the Corporation redeem such shares on March 1st of the next succeeding calendar year (the "Redemption Date"). Notice of an election under the redemption provision above shall be mailed (by first class, postage prepaid) to the office or agency maintained by the Corporation for that purpose and each notice shall state the number of Series LL Preferred Shares to be redeemed, if less than all the shares held by the holder giving such notice.

                  (2) Except as provided in the preceding paragraph, the Series LL Preferred Shares shall not be subject to redemption and shall not be subject to the election by the holder thereof to have the Corporation redeem such Series LL Preferred Shares.

                  (3) Upon receipt of written notice from the holder of its election to redeem, the Corporation shall redeem the Series LL Preferred Shares to be redeemed pursuant to such notice of redemption on the Redemption Date. The redemption price (the "Redemption Price") of the Series LL Preferred Shares shall be equal to the product of the number of Series LL Preferred Shares elected to be redeemed multiplied by the sum of (A) $100.00 per share plus (B) all dividends accrued and unpaid, whether declared or undeclared, thereon through the Redemption Date. The Redemption Price payable on any Redemption Date shall be paid by check mailed to the holder within 30 days of the Redemption Date.

                  (4) If on or before the Redemption Date, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment to any holder of the Series LL Preferred Shares to be redeemed pursuant to such notice of redemption upon such holder's surrender of such Series LL Preferred Shares to the Corporation, then, notwithstanding that any certificate representing Series LL Preferred Shares to be so redeemed shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the Redemption Date, and all rights with respect to such Series LL Preferred Shares to be so redeemed, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall terminate at the close of business on such Redemption Date, except only the right of the holder to receive the Redemption Price therefor, but without interest.

                  (5) Each holder who has given notice  pursuant to subparagraph
         (c)(1) above shall deliver the certificate representing the Series LL Preferred Shares to be redeemed to the Corporation with the notice of the redemption. In case fewer than all the shares represented by such certificate are to be redeemed, a new certificate shall be issued representing the shares which were not so redeemed.

         (d)      Voting Rights-

                  (1) With respect to all matters, each holder of Series LL Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

                  (2) With respect to the election of directors, the holders of Series LL Preferred Shares shall have class voting rights (voting together with the holders of (A) other Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (B) Series A Common Shares) to the extent provided in Article IV of the Restated Certificate of Incorporation of the Corporation.

         (e) Preference Value in Liquidation-The amount payable upon each Series LL Preferred Share in the event of either voluntary or involuntary liquidation shall be $100.00.

QQ.       Redeemable  Voting  Series  QQ  Preferred  Shares,   $.01  par  value,
          Liquidation Value $100.00 Per Share

         (a) Designation-The designation of the series of Preferred Shares created by this resolution shall be "Redeemable Voting Series QQ Preferred Shares" (hereinafter referred to as the "Series QQ Preferred Shares").

         (b) Dividends-Each holder of a Series QQ Preferred Share shall be entitled to receive, when, as and if declared by the board of directors of the Corporation, cumulative dividends during each fiscal quarter to the extent set forth below. Such dividends shall commence to accrue (whether or not declared), without interest, with the fiscal quarter ending December 31, 1991, at a per annum rate of four dollars ($4.00) per share and shall be paid (if and when declared) in cash on the first business day after the end of the quarter for which accrued; provided, however, that any dividends accrued with respect to the first thirteen quarters after September 30, 1991, shall be paid by issuing additional Series QQ Preferred Shares at the annual rate of .04 of a share for each outstanding Series QQ Preferred Share; and such dividends shall accrue thereafter at a per annum rate of six dollars ($6.00) per share. If with respect to any of the first thirteen quarters after September 30, 1991, any of the additional Series QQ Preferred Shares to be paid in satisfaction of the dividend then accrued are not issued, then, for the purpose of determining the cumulative dividends to which each holder of Series QQ Preferred Shares shall thereafter be entitled to receive with respect to subsequent fiscal quarters ended on or before December 31, 1994, the additional Series QQ Preferred Shares not so issued shall be deemed to have been issued as of the first business day following the fiscal quarter for which accrued and to accrue dividends commencing with the quarter in which deemed to be issued.

         (c)      Redemption at Election of Corporation-

                  (1) Unless the holder shall have elected to have the Series QQ Preferred Shares redeemed in accordance with subparagraph (d)(1) hereof, the Series QQ Preferred Shares shall thereafter be redeemable in whole but not in part by the Corporation, upon giving notice as provided in subparagraph (c)(2) hereof, by delivering, at the option of the Corporation, on any date set for redemption (the "Redemption Date"), for each Series QQ Share (A) 4.35003 (the "Redemption Ratio") fully paid and non-assessable Common Shares, par value $1.00 per share ("USCC Common Shares"), of United States Cellular Corporation, a Delaware corporation ("USCC"), or (B) that number of Common Shares, par value $1.00 per share, of the Corporation ("TDS Common Shares") having a Market Value equal to the Market Value of one USCC Common Share multiplied by the Redemption Ratio, or (C) a combination of USCC Common Shares and TDS Common Shares having an aggregate Market Value equal to the Market Value of one USCC Common Share multiplied by the Redemption Ratio, or (D) cash (paid by certified check) equal to the Market Value of one USCC Common Share multiplied by the Redemption Ratio.

                  (2) Notice of an election under the redemption provision in subparagraph (c)(1) above shall be mailed (by first class, postage prepaid) to each holder of Series QQ Preferred Shares to be redeemed at the address appearing on the records of the Corporation not less than thirty (30) days prior to the Redemption Date. If the Corporation elects to redeem any of the Series QQ Preferred Shares in cash and, on or before the Redemption Date specified in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment to the holders of Series QQ Preferred Shares so called for redemption upon such holders' surrender of such Series QQ Preferred Shares to the Corporation, then, notwithstanding that any certificate representing Series QQ Preferred Shares so called for redemption shall not have been surrendered for cancellation, all rights with respect to such Series QQ Preferred Shares so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall terminate at the close of business on such Redemption Date, except only the right of the holder to receive the Redemption Price therefor, but without interest.

                  (3)      Each notice of redemption shall state:

                           (A) the Redemption Date;

                           (B) the number of Series QQ Preferred Shares to be
                  redeemed;

                           (C) whether the Redemption Price will be paid in cash
                  (by certified check), by the issuance of TDS Common Shares, by the transfer of USCC Common Shares, or by a combination thereof; and

                           (D) the place  where  certificates  for the Series QQ
                  Preferred Shares are to be surrendered for payment of the Redemption Price.

                  (4) Each holder of Series QQ Preferred Shares to be redeemed shall present and surrender his certificate for such shares to the Corporation at the place designated in such notice. Within two business days after the date of such presentation or, if later, upon the Redemption Date, the Redemption Price of such shares shall be paid to or on the order of the person whose name appears on such certificate as the owner thereof and each surrendered certificate shall be canceled. From and after the Redemption Date (unless the Corporation shall default in payment of the Redemption Price), all rights of the holders thereof as shareholders of the Corporation, except the right to receive the Redemption Price thereof, without interest, upon the surrender of certificates representing the same, shall cease and terminate, such shares shall not thereafter be transferred (except with the consent of the Corporation) on the books of the Corporation, and such shares shall not be deemed to be outstanding for any purpose whatsoever.

                  (5) For purposes of this Statement, (A) the "Market Value" per share of TDS Common Shares or USCC Common Shares at any time as of which such value is to be determined shall be deemed to be the average "Closing Price" (as defined below) for TDS or USCC Common Shares, as the case may be, for the five trading days ending on the fifth business day preceding the relevant Redemption Date, Accelerated Redemption Date or effective date of a Going Private Transaction of the type referred to in clause
         (d)(4)(C) below, (B) a "business day" means a day on which the New York Stock Exchange or other principal stock exchange or over-the-counter market on which the TDS or USCC Common Shares, as the case may be, are traded was open for at least one-half of its normal business day, and
         (C) the "Closing Price" on any day shall be the last sale price of such shares, regular way, as reported in a composite published report of transactions which includes transactions on the exchange or other principal markets in which such shares are traded or, if there is no such composite report as to any such day, the last reported sale price, regular way (or if there is no such reported sale on such day, the average of the closing reported bid and asked prices) on the principal United States securities trading market (whether a stock exchange, National Association of Securities Dealers Automated Quotation System or otherwise) on which such shares are traded.

         (d)      Redemption at Election of Holder-

                  (1) The Series QQ Preferred Shares outstanding on January 1, 1995, shall be redeemable in whole or in part at the option of the holder thereof on January 31, 1995, upon written notice given by such holder at the office or agency maintained by the Corporation for that purpose.

                  (2) Each Series QQ Preferred Share tendered to the Corporation for redemption pursuant to subparagraph (d)(1) above shall be redeemed by the Corporation on the date specified in the notice (and permitted by this Statement) referred to in subparagraph (d)(1) above (which shall be the "Redemption Date" of such shares), by delivering, at the option of the Corporation, (A) that number of fully paid and non-assessable USCC Common Shares determined by multiplying one (1) by the Redemption Ratio, or (B) that number of TDS Common Shares having a Market Value equal to the Market Value of one USCC Common Share multiplied by the Redemption Ratio, or (C) a combination of USCC Common Shares and TDS Common Shares having an aggregate Market Value equal to the Market Value of one USCC Common Share multiplied by the Redemption Ratio.

                  (3) Upon presentation and surrender of the certificate representing the Series QQ Preferred Shares to be redeemed, the holder thereof shall be entitled to receive in exchange therefor a certificate or certificates representing the fully paid and non-assessable TDS Common Shares, USCC Common Shares, or a combination thereof, determined in the manner set forth in subparagraph (d)(2) above. In addition, if any additional Series QQ Preferred Shares that were to be issued in payment of dividends accrued with respect to the first thirteen quarters after September 30, 1991, were not issued prior to the Redemption Date, then such holder shall also receive, in satisfaction of such dividends, the additional TDS Common Shares, USCC Common Shares, or a combination thereof, determined in the manner set forth in subparagraph (d)(2) above, which such holder would have received if such additional shares had been issued and had been tendered for redemption.

                  (4) The amount and kind of securities or property to be delivered pursuant to subparagraph (c)(1) or (d)(2) above shall be subject to adjustment from time to time as follows:

                           (A) In case  USCC  shall  (i)  take a  record  of the
                  holders of USCC Common Shares for the purpose of entitling them to receive a dividend payable in USCC Common Shares, (ii) subdivide the outstanding USCC Common Shares, or (iii) combine the outstanding USCC Common Shares into a smaller number of shares, the Redemption Ratio shall be adjusted (or further adjusted in the case of successive such events) so that each holder of Series QQ Preferred Shares shall thereafter be entitled upon the redemption of each share thereof held by him to receive for each such share the number of USCC Common Shares which he would have owned or been entitled to receive after the happening of that one of the events described above which shall have happened had such Series QQ Preferred Share been redeemed immediately prior to the happening of such event in exchange for USCC Common Shares, such entitlement to become effective immediately after the opening of business on the day next following (x) the record date for such dividend, or (y) the day upon which such subdivision or combination shall become effective.

                           (B) In case USCC shall  take a record of the  holders
                  of USCC Common Shares for the purpose of entitling them to receive an Extraordinary Dividend (as hereinafter defined), the holder of each Series QQ Preferred Share shall be entitled in each such case to an additional cash payment upon the redemption of such share in an amount equal to the amount of cash and the fair market value as of such record date of any property other than cash that such holder would have been entitled to receive as a result of such Extraordinary Dividend had such Series QQ Preferred Share been redeemed immediately prior to such record date in exchange for USCC Common Shares. As used herein the term "Extraordinary Dividend" means any dividend upon USCC Common Shares payable in cash and/or in property other than cash if and to the extent that on the record date thereof the amount of such cash and the fair market value of such property per USCC Common Share (when added to all other dividends (other than any dividend referred to in clause (d)(4)(A) above) previously paid on USCC Common Shares during the same Payment Period (as hereinafter defined)) exceeds ten percent of the average Closing Price for USCC Common Shares for the five trading days ending on such record date; provided, however, that the term "Extraordinary Dividend" shall not include any dividend referred to in clause
                  (d)(4)(A) above. As used herein the term "Payment Period" means each consecutive 12-month period commencing on October 1, 1991, and each anniversary thereof.

                           (C)  In  case  USCC  shall  effect  a  Going  Private
                  Transaction (as hereinafter defined) in which the consideration to be received by the holders of USCC Common Shares consists of equity securities of TDS, then, notwithstanding any provision of this Statement to the contrary, upon the subsequent redemption of the Series QQ Preferred Shares, each Series QQ Preferred Share tendered to the Corporation for redemption pursuant to subparagraph (c)(2) or (d)(1) above shall be redeemed by the Corporation on the Redemption Date specified in the redemption notice (and otherwise permitted by this Statement) by delivering that number of TDS Common Shares having a Market Value as of the effective date of such Going Private Transaction equal to the Market Value on such date of that number of USCC Common Shares for which such Series QQ Preferred Share might have been redeemed immediately prior to such Going Private Transaction, plus that number of USCC Common Shares which the holder of such Series QQ Preferred Share would have been entitled to receive if all of the additional Series QQ Preferred Shares to be issued in payments of accrued dividends for the first thirteen quarters after September 30, 1991, pursuant to the proviso in paragraph (b) above, had been issued and immediately redeemed for USCC Common Shares on the last business day immediately preceding the effective date of such Going Private Transaction. The TDS Common Shares to be delivered pursuant to this clause (d)(4)(C) shall be subject to adjustment from time to time after the effective date of a Going Private Transaction of the type referred to in this clause pursuant to clauses (d)(4)(A) and (B) as if such clauses referred to TDS and TDS Common Shares rather than USCC and USCC Common Shares, respectively.

                           (D) No adjustment in the number of TDS or USCC Common
                  Shares, as the case may be, to which any holder is entitled pursuant to the application of clause (d)(4)(A) above shall be required unless such adjustment would require an increase or decrease of at least 1/10th of a TDS or USCC Common Share, as the case may be; provided, however, that any adjustments which by reason of this clause (D) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

                  (5) Each holder who has given notice  pursuant to subparagraph
         (d)(1) above shall deliver the certificate representing the Series QQ Preferred Shares to be redeemed to the Corporation with the notice of the redemption. In case fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

         (e) Redemption in the Event of Organic Change-In case USCC shall propose to effect any reorganization or reclassification of USCC Common Shares, consolidate or merge with another corporation, or sell to another corporation all or substantially all of its assets in such a way that holders of its outstanding USCC Common Shares shall be entitled to receive (either directly or upon subsequent liquidation) stock, securities, cash or other property with respect to or in exchange for such USCC Common Shares (collectively, any "Organic Change"), and immediately after such Organic Change TDS or USCC would no longer be under common control within the meaning of Rule 405 promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (a "Disaffiliation Transaction"), or USCC or TDS shall propose to effect any transaction or series of transactions of the type described in paragraph (a)(3)(i) of Rule 13e-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended, in which USCC is the "issuer", which has one of the effects described in paragraph (a)(3)(ii) of such Rule (a "Going Private Transaction"), and in which the consideration to be received by the holders of USCC Common Shares is something other than equity securities of TDS, then TDS shall deliver a notice of redemption (as described in subparagraph (c)(3) above) to each holder of Series QQ Preferred Shares at least ten business days prior to the earliest date (the "Effective Date") on which holders of USCC Common Shares shall become entitled to receive stock, securities, cash or other property in connection with such Disaffiliation Transaction or such Going Private Transaction. Such notice of redemption shall specify the Effective Date and each Series QQ Preferred Share shall be redeemed on a date (the "Accelerated Redemption Date") which is not later than the last business day preceding such Effective Date by the delivery by the Corporation of that number of USCC Common Shares for which such Series QQ Preferred Share might have been redeemed immediately prior to such Disaffiliation Transaction or such Going Private Transaction, plus that number of USCC Common Shares which the holder of such Series QQ Preferred Share would have been entitled to receive if all of the additional Series QQ Preferred Shares to be issued in payment of accrued dividends for the first thirteen fiscal quarters after September 30, 1991, pursuant to the proviso in paragraph
(b) above, had been issued and immediately redeemed for USCC Common Shares on the Accelerated Redemption Date.

         (f) No Fractional Shares-No fractional TDS Common Shares or USCC Common Shares shall be issued upon the redemption of Series QQ Preferred Shares, nor shall cash adjustments be made for fractional shares upon such redemption.

         (g) Terminology-For purposes of this Statement, the term "TDS Common Shares" and the term "USCC Common Shares" shall mean (A) the class of stock designated as the Common Shares of the Corporation and the Common Shares of USCC, respectively, on the date this Statement is filed with the Delaware Secretary of State, or (B) any other class of stock resulting from successive changes or reclassifications of such class consisting solely of a change in par value, or a change from no par value to par value.

         (h)      Voting Rights-

                  (1) With respect to all matters, each holder of Series QQ Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

                  (2) With respect to the election of directors, the holders of Series QQ Preferred Shares shall have class voting rights (voting together with the holders of (A) other Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (B) Series A Common Shares) to the extent provided in Article IV of the Restated Certificate of Incorporation of the Corporation.

         (i) Preference Value in Liquidation-The amount payable upon each Series QQ Preferred Share in the event of either voluntary or involuntary liquidation shall be $100.00.

SS. $5.50 Cumulative Convertible and Redeemable Voting Series SS Preferred Shares, $.01 par value, Liquidation Value $100.00 Per Share

         (a) Designation-The designation of the series of Preferred Shares created by this resolution shall be "$5.50 Cumulative Convertible and Redeemable Voting Series SS Preferred Shares" (hereinafter referred to as the "Series SS Preferred Shares").

         (b) Dividends-Each holder of a Series SS Preferred Share shall be entitled to receive, when, as and if declared by the board of directors of the Corporation, out of funds of the Corporation legally available therefor, cumulative dividends during each fiscal quarter to the extent set forth below. Such dividends shall be cumulative from and shall commence to accrue (whether or not declared) on the date of original issuance of such Series SS Preferred Shares (the "Issue Date"), at a per annum dividend rate of five dollars and fifty cents ($5.50) per share.

         (c)      Redemption-

                  (1) On or after the fifth anniversary of the Issue Date, the Series SS Preferred Shares shall be redeemable, in whole or in part from time to time, at the option of the Corporation, on a date (the "Optional

         Redemption Date") which is the first business day after a dividend payment date, pursuant to a notice as provided in subparagraph (c)(3) hereof, at a redemption price (the "Optional Redemption Price") equal to the sum of (A) $100.00 for each Series SS Preferred Share called for redemption plus (B) all dividends accrued and unpaid thereon through the Optional Redemption Date. The Optional Redemption Price payable on any Optional Redemption Date shall be payable (i) in cash (by certified check), or (ii) in the event that the Average Closing Price (as defined below) for the Common Shares of the Corporation exceeds $44.44, then, at the option of the Corporation (to be exercised, if at all, in its notice of redemption) by (I) the issuance to the record holder of the Series SS Preferred Shares being redeemed of 2.25 Common Shares (subject to adjustment as set forth in paragraph (e)(2) hereof) for each Series SS Preferred Share so redeemed plus (II) the payment in cash of all dividends accrued and unpaid thereon through the Optional Redemption Date. If a holder, subsequent to receiving a notice of redemption of less than all of such holder's Series SS Preferred Shares and at least fifteen (15) days prior to the Redemption Date, elects to convert any Series SS Preferred Shares, then the number of shares to be redeemed from such holder on such Redemption Date shall be reduced by the lesser of (x) the number of Series SS Preferred Shares called for redemption from such holder and (y) the number of such shares converted by such holder. For purposes hereof, the term "Average Closing Price" shall mean the arithmetical average of the closing price on the American Stock Exchange of the Common Shares of the Corporation for the five trading days ending on the fifth business day preceding the relevant Redemption Date and, if the Common Shares of the Corporation are not listed on the American Stock Exchange then, in order, if more than one applies, the arithmetical average of the closing price of such Common Shares on any national securities exchange or on any regional securities exchange, the highest bid price quoted through the National Association of Securities Dealers Automated Quotation System, or the highest bid price reported by dealers in the over-the-counter market.

                  (2) If an Optional Redemption Date has not occurred by the tenth anniversary of the Issue Date (the "Mandatory Redemption Date" and, together with the Optional Redemption Date, the "Redemption Date"), the Corporation shall, on the Mandatory Redemption Date, redeem all Series SS Preferred Shares then outstanding at a redemption price (the "Mandatory Redemption Price" and, together with the Optional Redemption Price, the "Redemption Price") equal to the sum of (A) $100.00 for each Series SS Preferred Share outstanding on the Mandatory Redemption Date plus (B) all dividends accrued and unpaid thereon through the Mandatory Redemption Date. The Mandatory Redemption Price shall be payable in cash by certified check.

                  (3) Notice of (A) an election under the redemption provision in subparagraph (c)(1) above, or (B) the Mandatory Redemption Date, shall be mailed (by registered mail, return receipt requested) to each holder of Series SS Preferred Shares to be redeemed at the address appearing on the records of the Corporation not less than sixty (60) days prior to the Redemption Date. If, on or before the Redemption Date specified in such notice, the funds or Common Shares necessary for such redemption shall have been set aside by the Corporation so as to be available for payment to the holder of Series SS Preferred Shares so called for redemption upon such holder's surrender of such Series SS Preferred Shares to the Corporation, then, notwithstanding that any certificate representing Series SS Preferred Shares so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the Redemption Date, and all rights with respect to such Series SS Preferred Shares so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall terminate at the close of business on such Redemption Date, except only the right of the holder to receive the Redemption Price therefor, but without interest.

                  (4)      Each such notice of redemption shall state:

                           (A) the Redemption Date;

                           (B) the  number of Series SS  Preferred  Shares to be
                  redeemed and, if less than all the shares held by such holder are to be redeemed from such holder, the number of shares to be redeemed from such holder (subject in each case to the right of the holder to convert such shares prior to the Redemption Date);

                           (C) in  the  case  of an  Optional  Redemption  Date,
                  whether the Optional Redemption Price will be paid in cash (by certified check) or, in the event the Average Closing Price exceeds $44.44, by the issuance of Common Shares of the Corporation;

                           (D) the place where  certificates for such shares are
                  to be surrendered for payment of the Redemption Price; and

                           (E) that dividends on the shares to be redeemed shall
                  cease to accrue on such Redemption Date.

                  (5) On or after a Redemption Date, each holder of shares of Series SS Preferred Shares to be redeemed shall present and surrender the certificate or certificates for such shares to the Corporation at the place designated in such notice and thereupon the Redemption Price of such shares shall be paid to or on the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In case fewer than all the shares represented by such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. From and after a Redemption Date (unless the Corporation shall default in payment of the Redemption Price) all dividends on the Series SS Preferred Shares designated for redemption in such notice shall cease to accrue, and all rights of the holders thereof as shareholders of the Corporation, except the right to receive the Redemption Price thereof, without interest, upon the surrender of certificates representing the same, shall cease and terminate and such shares shall not thereafter be transferred (except with the consent of the Corporation) on the books of the Corporation and such shares shall not be deemed to be outstanding for any purpose whatsoever.

         (d)      Voting Rights-

                  (1) With respect to all matters, each holder of Series SS Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

                  (2) With respect to the election of directors, the holders of Series SS Preferred Shares shall have class voting rights (voting together with the holders of (A) other Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (B) Series A Common Shares) to the extent provided in Article IV of the Restated Certificate of Incorporation of the Corporation.

         (e)      Conversion-

                  (1) At any time and from time to time after the Issue Date, any holder of Series SS Preferred Shares may convert all or any portion of the Series SS Preferred Shares held by such holder into Common Shares at a conversion ratio (subject to adjustment as set forth below) of 2.25 Common Shares for each Series SS Preferred Share so converted; provided, however, that, in the case of Series SS Preferred Shares called for redemption or shares to be redeemed on the Mandatory Redemption Date, the right of the holder thereof to convert such shares shall expire fifteen (15) days prior to the Redemption Date. A holder of Series SS Preferred Shares shall be entitled to receive in exchange therefor certificates for the fully paid and non-assessable Common Shares of the Corporation at the rate aforesaid (with the aggregate number of such Common Shares rounded to the nearest whole share) within fifteen (15) days following presentation and surrender by such holder to the Corporation at its offices of the certificates representing the Series SS Preferred Shares to be converted (the "Conversion Date"), all under suitable regulations (which shall not be inconsistent with the provisions hereof, which shall not materially impair the rights of the holder, and of which the holder shall receive advance notice) to be prescribed by the board of directors of the Corporation. Conversion of Series SS Preferred Shares in the manner aforesaid shall not affect the right of the converting holder thereof to receive (on the Conversion Date if such dividends shall be legally payable by the Corporation on such date, or as promptly after the Conversion Date as such dividends shall be legally payable) dividends accrued but unpaid thereon as of any dividend payment date prior to the Conversion Date.

                  (2) The number of Common Shares to be exchanged for each Series SS Preferred Share that is converted pursuant to subparagraph
         (e)(1) or redeemed in accordance with subparagraph (c)(1) shall be subject to adjustment from time to time as set forth in clauses (A) and
         (B) of this subparagraph (2):

                           (A) In the  event  the  Corporation  shall  (i) pay a
                  dividend  on its Common  Shares in shares of the  Corporation,
                  (ii) subdivide its outstanding Common Shares, (iii) combine the outstanding Common Shares into a smaller number of shares or (iv) issue by reclassification of its Common Shares (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each Series SS Preferred Share shall be entitled to receive in exchange for such share upon the conversion or redemption thereof the number of shares of the Corporation which such holder would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. The adjustments provided for in this clause (A) shall be cumulative if more than one event requiring an adjustment shall occur between the Issue Date and the Conversion Date or Redemption Date, as the case may be.

                           (B) No  adjustment  pursuant  to this  paragraph  (e)
                  shall be required unless such adjustment would require an increase or decrease in such rate of at least one-tenth (1/10) of a Common Share; provided, however, that any adjustments which by reason of this clause (B) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

                           (C) Promptly  after any  adjustment  pursuant to this
                  paragraph (e), the Corporation shall give written notice thereof to all holders of Series SS Preferred Shares, setting forth in reasonable detail and certifying the calculation of such adjustment.

                  (3) The Corporation shall at all times reserve and keep available out of its authorized Common Shares, solely for the purpose of issuance upon conversion of Series SS Preferred Shares as herein provided, such number of Common Shares as shall then be issuable upon the conversion of all outstanding Series SS Preferred Shares.

                  (4) Fractional   Common   Shares  shall  not  be  issued  upon
         conversion of Series SS Preferred Shares, nor shall cash adjustments be made for fractional shares upon such conversion.

                  (5) For purposes of this paragraph (e), the term "Common Shares" shall mean (A) the class of stock designated as the Common Shares of the Corporation on the date this Statement is filed with the Delaware Secretary of State, or (B) any other class of stock resulting from successive changes or reclassification of such class consisting solely of a change in par value, or a change from no par value to par value.

                  (6) Each notice of conversion shall state the number of Series SS Preferred Shares to be converted, if less than all the shares held by such holder. In case fewer than all the shares represented by such certificate are converted, a new certificate shall be issued representing the unconverted shares. From and after the Conversion Date (unless the Corporation shall default in issuing the Common Shares on the Conversion Date), all dividends on such converted shares of Series SS Preferred Shares shall cease to accrue and such shares shall not be outstanding for any purpose whatsoever.

         (f) Preference Value in Liquidation-The amount payable with respect to each Series SS Preferred Share in the event of either voluntary or involuntary liquidation of the Corporation shall be $100.00, plus a sum equal to the amount of all dividends accrued and unpaid thereon.

TT. $5.00 Cumulative Convertible and Redeemable Voting Series TT Preferred Shares, $.01 par value, Liquidation Value $100.00 Per Share

         (a) Designation-The designation of the series of Preferred Shares created by this resolution shall be "$5.00 Cumulative Convertible and Redeemable Voting Series TT Preferred Shares" (hereinafter referred to as the "Series TT Preferred Shares").

         (b) Dividends-Each holder of a Series TT Preferred Share shall be entitled to receive, when, as and if declared by the board of directors of the Corporation, out of funds of the Corporation legally available therefor, cumulative dividends during each fiscal quarter to the extent set forth below. Such dividends shall be cumulative from and shall commence to accrue (whether or not declared) on the date of original issuance of such Series TT Preferred Shares (the "Issue Date"), at a per annum dividend rate of five dollars ($5.00) per share.

         (c)      Redemption-

                  (1) On or after the tenth anniversary of the Issue Date, the Series TT Preferred Shares shall be redeemable, in whole or in part from time to time, at the option of the Corporation, on a date (the "Redemption Date") which is the first business day after a dividend payment date, pursuant to a notice as provided in subparagraph (c)(2) hereof, at a redemption price (the "Redemption Price") equal to the sum of (A) $100.00 for each Series TT Preferred Share called for redemption plus (B) all dividends accrued and unpaid thereon through the Redemption Date. The Redemption Price payable on any Redemption Date shall be payable (i) in cash (by certified check), or (ii) by the issuance of Common Shares of the Corporation to the record holder of such Series TT Preferred Shares being redeemed. In the event that the Corporation elects to pay the Redemption Price by issuing its Common Shares, the number of Common Shares to be issued shall be calculated (and rounded to the nearest whole share) based upon the arithmetical average of the closing price on the American Stock Exchange (or, if the Corporation's Common Shares are not listed on the American Stock Exchange (in order if more than one applies), the closing price of such Common Shares on any national securities exchange or on any regional securities exchange, the highest bid price quoted through the National Association of Securities Dealers Automated Quotation System, or the highest bid price reported by dealers in the over-the-counter market) of the Corporation's Common Shares for the thirty (30) trading days ending on the third trading day prior to the Redemption Date. If a holder, subsequent to receiving a notice of redemption of such holder's Series TT Preferred Shares and at least fifteen (15) days prior to the Redemption Date, properly elects to convert any Series TT Preferred Shares, then the number of shares to be redeemed from such holder on such Redemption Date shall be reduced by the lesser of (x) the number of Series TT Preferred Shares called for redemption from such holder and (y) the number of such shares converted by such holder.

                  (2) Notice of an election under the redemption provision in subparagraph (c)(1) above shall be mailed (by registered mail, return receipt requested) to each holder of Series TT Preferred Shares to be redeemed at the address appearing on the records of the Corporation not less than sixty (60) days prior to the Redemption Date. If, on or before the Redemption Date specified in such notice, the funds or Common Shares necessary for such redemption shall have been set aside by the Corporation so as to be available for payment to the holder of Series TT Preferred Shares so called for redemption upon such holder's surrender of such Series TT Preferred Shares to the Corporation, then, notwithstanding that any certificate representing Series TT Preferred Shares so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the Redemption Date, and all rights with respect to such Series TT Preferred Shares so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall terminate at the close of business on such Redemption Date, except only the right of the holder to receive the Redemption Price therefor, but without interest.

                  (3)      Each such notice of redemption shall state:

                           (A) the Redemption Date;

                           (B) the  number of Series TT  Preferred  Shares to be
                  redeemed and, if less than all the shares held by such holder are to be redeemed from such holder, the number of shares to be redeemed from such holder (subject, if applicable, to the right of the holder to convert such shares prior to the Redemption Date);

                           (C) whether the Redemption Price will be paid in cash
                  (by certified check) or by the issuance of Common Shares of the Corporation;

                           (D) the place where  certificates for such shares are
                  to be surrendered for payment of the Redemption Price; and

                           (E) that dividends on the shares to be redeemed shall
                  cease to accrue on such Redemption Date.

                  (4) On or after a Redemption Date, each holder of shares of Series TT Preferred Shares to be redeemed shall present and surrender the certificate or certificates for such shares to the Corporation at the place designated in such notice and thereupon the Redemption Price of such shares shall be paid to or on the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In case fewer than all the shares represented by such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. From and after a Redemption Date (unless the Corporation shall default in payment of the Redemption Price) all dividends on the Series TT Preferred Shares designated for redemption in such notice shall cease to accrue, and all rights of the holders thereof as shareholders of the Corporation, except the right to receive the Redemption Price thereof, without interest, upon the surrender of certificates representing the same, shall cease and terminate and such shares shall not thereafter be transferred (except with the consent of the Corporation) on the books of the Corporation and such shares shall not be deemed to be outstanding for any purpose whatsoever.

         (d)      Voting Rights-

                  (1) With respect to all matters, each holder of Series TT Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

                  (2) With respect to the election of directors, the holders of Series TT Preferred Shares shall have class voting rights (voting together with the holders of (A) other Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (B) Series A Common Shares) to the extent provided in Article IV of the Restated Certificate of Incorporation of the Corporation.

         (e)      Conversion-

                  (1) At any time and from time to time for the period commencing on the Issue Date and terminating on the tenth anniversary of the Issue Date, any holder of Series TT Preferred Shares may convert all or any portion of the Series TT Preferred Shares held by such holder into Common Shares at a conversion ratio (subject to adjustment as set forth below) of 1.818 Common Shares for each Series TT Preferred Share so converted; provided, however, that, in the case of Series TT Preferred Shares called for redemption, the right of the holder thereof to convert such shares shall expire fifteen (15) days prior to the Redemption Date. A holder of Series TT Preferred Shares shall be entitled to receive in exchange therefor certificates for the fully paid and non-assessable Common Shares of the Corporation at the rate aforesaid (with the aggregate number of such Common Shares rounded to the nearest whole share) within fifteen (15) days following presentation and surrender by such holder to the Corporation at its offices of the certificates representing the Series TT Preferred Shares to be converted (the "Conversion Date"), all under suitable regulations (which shall not be inconsistent with the provisions hereof, which shall not materially impair the rights of the holder, and of which the holder shall receive advance notice) to be prescribed by the board of directors of the Corporation. Conversion of Series TT Preferred Shares in the manner aforesaid shall not affect the right of the converting holder thereof to receive (on the Conversion Date if such dividends shall be legally payable by the Corporation on such date, or as promptly after the Conversion Date as such dividends shall be legally payable) dividends accrued but unpaid thereon as of any dividend payment date prior to the Conversion Date.

                  (2) The number of Common Shares to be exchanged for each Series TT Preferred Share that is converted pursuant to subparagraph
         (e)(1) or redeemed in accordance with subparagraph (c)(1) shall be subject to adjustment from time to time as set forth in clauses (A) and
         (B) of this subparagraph (2):

                           (A) In the  event  the  Corporation  shall  (i) pay a
                  dividend  on its Common  Shares in shares of the  Corporation,
                  (ii) subdivide its outstanding Common Shares, (iii) combine the outstanding Common Shares into a smaller number of shares or (iv) issue by reclassification of its Common Shares (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each Series TT Preferred Share shall be entitled to receive in exchange for such share upon the conversion or redemption thereof the number of shares of the Corporation which such holder would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. The adjustments provided for in this clause (A) shall be cumulative if more than one event requiring an adjustment shall occur between the Issue Date and the Conversion Date or Redemption Date, as the case may be.

                           (B) No  adjustment  pursuant  to this  paragraph  (e)
                  shall be required unless such adjustment would require an increase or decrease in such rate of at least one-tenth (1/10) of a Common Share; provided, however, that any adjustments which by reason of this clause (B) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

                           (C) Promptly  after any  adjustment  pursuant to this
                  paragraph (e), the Corporation shall give written notice thereof to all holders of Series TT Preferred Shares, setting forth in reasonable detail and certifying the calculation of such adjustment.

                  (3) The Corporation shall at all times reserve and keep available out of its authorized Common Shares, solely for the purpose of issuance upon conversion of Series TT Preferred Shares as herein provided, such number of Common Shares as shall then be issuable upon the conversion of all outstanding Series TT Preferred Shares.

                  (4) Fractional   Common   Shares  shall  not  be  issued  upon
         conversion of Series TT Preferred Shares, nor shall cash adjustments be made for fractional shares upon such conversion.

                  (5) For purposes of this paragraph (e), the term "Common Shares" shall mean (A) the class of stock designated as the Common Shares of the Corporation on the date this Statement is filed with the Delaware Secretary of State, or (B) any other class of stock resulting from successive changes or reclassification of such class consisting solely of a change in par value, or a change from no par value to par value.

                  (6) Each notice of conversion shall state the number of Series TT Preferred Shares to be converted, if less than all the shares held by such holder. In case fewer than all the shares represented by such certificate are converted, a new certificate shall be issued representing the unconverted shares. From and after the Conversion Date (unless the Corporation shall default in issuing the Common Shares on the Conversion Date), all dividends on such converted shares of Series TT Preferred Shares shall cease to accrue and such shares shall not be outstanding for any purpose whatsoever.

         (f) Preference Value in Liquidation-The amount payable with respect to each Series TT Preferred Share in the event of either voluntary or involuntary liquidation of the Corporation shall be $100.00, plus a sum equal to the amount of all dividends accrued and unpaid thereon.

                                 * * * * * * * *

                            CERTIFICATE OF AMENDMENT
                                       TO
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                        TELEPHONE AND DATA SYSTEMS, INC.

                  TELEPHONE AND DATA SYSTEMS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

                  FIRST: That the board of directors by majority vote, at a meeting duly called at which a quorum was present, adopted a resolution declaring advisable and approving an amendment to the Restated Certificate of Incorporation, which is attached hereto as Exhibit A.

                  SECOND: Pursuant to Section 228 of the Delaware General Corporation Law, the adoption of the amendment attached hereto as Exhibit A was duly approved by the shareholders of the Corporation.

                  THIRD:   That  the  aforesaid   amendment  was  duly  adopted
in accordance with the applicable provisions of ss.242 and ss.228 of the General Corporation Law of the State of Delaware.

                  IN WITNESS WHEREOF, Telephone and Data Systems, Inc. has caused this certificate to be signed by its president this 10th day of July, 1998.

                                            TELEPHONE AND DATA SYSTEMS, INC.



                                            By:  /s/ LeRoy T. Carlson, Jr.
                                                --------------------------------
                                                LeRoy T. Carlson, Jr.
                                                President

                                                                      EXHIBIT A


         1. The Restated Certificate of Incorporation is hereby amended to add paragraph (g) to Section B.8 of Article IV thereof as follows:

         "(g) The Corporation shall not merge with or consolidate with any other corporation or other entity in a transaction which requires a vote of the stockholders of the Corporation under the DGCL unless, in addition to the vote required by the DGCL, such merger or consolidation is also approved by holders of a majority of the Common Shares and the Series A Common Shares, each voting separately as a class."

         2. Paragraph 3 of Section A of Article IV of the Restated Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

         "3. The number of authorized Special Common Shares, Cellular Group Common Shares, Telecom Group Common Shares, Aerial Group Common Shares or Undesignated Shares may be increased or decreased at any time or from time-to-time (but not below the number of such shares then outstanding in such class, respectively) by the affirmative vote of the holders of a majority of the voting power of shares of capital stock of the Corporation entitled to vote on all matters (not including shares entitled to vote only in the election of directors or as otherwise required by law, including Section 242(b)(2) of the DGCL) pursuant to paragraph 8(c) of Section B of this Article IV."

         3.  Paragraph  (f) of  Section  B.17  of  Article  IV of  the  Restated
Certificate of Incorporation is hereby deleted, and paragraphs (g) and (h) thereof are hereby redesignated as paragraphs (f) and (g), respectively.